                                                                   EXHIBIT 10.14

================================================================================

                               WARRANT AGREEMENT

                                     Among

                           ASSOCIATED HOLDINGS, INC.

                                      and

                   CHASE MANHATTAN INVESTMENT HOLDINGS, INC.

                           and, for certain purposes

                          ASSOCIATED STATIONERS, INC.

                         Dated as of January 31, 1992

================================================================================

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----

SECTION 1.  Definitions; Accounting Terms and Determinations..........  1

     1.01   Definitions...............................................  1
     1.02   Accounting Terms and Determinations....................... 20

SECTION 2.  Purchase and Sale of Warrants............................. 20

     2.01   Authorization and Issuance of Shares and
               Warrants............................................... 20
     2.02   The Purchase of the Underwriting Warrants................. 20
     2.03   Right to Purchase the Tranche B Warrants.................. 21
     2.04   Purchase for the Investor's Account....................... 23
     2.05   Securities Act Compliance................................. 23

SECTION 3.  Representations and Warranties............................ 23

     3.01   Existence; Qualification.................................. 23
     3.02   No Breach................................................. 24
     3.03   Corporate Action.......................................... 24
     3.04   Approvals................................................. 25
     3.05   Investment Company Act.................................... 25
     3.06   Public Utility Holding Company Act........................ 26
     3.07   Capitalization............................................ 26
     3.08   Private Offering.......................................... 27
     3.09   No Litigation............................................. 27
     3.10   Brokers................................................... 28

SECTION 4.  Restrictions on Transferability........................... 28

     4.01   Transfers Generally....................................... 28
     4.02   Transfers of Restricted Securities Pursuant to
               Registration Statements, Rule 144 and Rule
               144A................................................... 28
     4.03   Notice of Certain Private Transfers....................... 28
     4.04   Restrictive Legends....................................... 28
     4.05   Termination of Restrictions............................... 29

SECTION 5.  Certain Dispositions of Securities; Regulation Y
               Matters................................................ 29

     5.01   Certain Dispositions of Securities........................ 29
     5.02   Regulation Y Restrictions................................. 30
     5.03   Cancellation and Issuance................................. 31

SECTION 6.  Issuer's Right of Repurchase.............................. 31

     6.01   Repurchase Right.......................................... 31

                                                                     Page
                                                                     ----

     6.02   Procedures................................................ 32

SECTION 7.  Put Rights................................................ 33

     7.01   Put Rights................................................ 33
     7.02   Procedures................................................ 33
     7.03   Guarantee of the Operating Company........................ 36

SECTION 8.  Call Rights; Look Back.................................... 37

     8.01   Call Rights............................................... 37
     8.02   Look Back Events.......................................... 38

SECTION 9.  Right to Join in Sale..................................... 42

     9.01   Tag-Along Rights.......................................... 42
     9.02   Procedures................................................ 43
     9.03   Issuer's Covenants........................................ 43

SECTION 10. Obligation to Join in Sale................................ 44

     10.01  Go-Along Obligations...................................... 44
     10.02  Procedures................................................ 45
     10.03  Issuer's Covenants........................................ 45
     10.04  Definition of Go-Along Sale............................... 45

SECTION 11. Earn Back................................................. 47

     11.01  Calculation of Earn Back.................................. 47
     11.02  Payment of Earn Back...................................... 47
     11.03  Applicability of Earn Back Provision...................... 48
     11.04  Special Definitions....................................... 48

SECTION 12. Holders' Rights........................................... 50

     12.01  Delivery Expenses......................................... 50
     12.02  Taxes..................................................... 50
     12.03  Replacement of Instruments................................ 50
     12.04  Certain Restrictions...................................... 51
     12.05  Transactions with Affiliates.............................. 51
     12.06  Certain Covenants......................................... 52
     12.07  Indemnification........................................... 54
     12.08  Preemptive Rights......................................... 54
     12.09  Board Observers........................................... 55
     12.10  Financial Statements, Etc. ............................... 56
     12.11  Holders' Rights in Case of Other Securities............... 58

SECTION 13. Miscellaneous............................................. 58

     13.01  Home Office Payment....................................... 58
     13.02  Waiver.................................................... 58

                                                                     Page
                                                                     ----

      13.03 Notices................................................... 58
      13.04 Expenses, Etc. ........................................... 60
      13.05 Amendments, Etc. ......................................... 60
      13.06 Successors and Assigns.................................... 60
      13.07 Survival.................................................. 61
      13.08 Specific Performance...................................... 61
      13.09 Captions.................................................. 61
      13.10 Counterparts.............................................. 61
      13.11 Governing Law............................................. 61
      13.12 Severability.............................................. 62
      13.13 Adjustment Of Common Stock................................ 62
      13.14 Covenant of Wingate and Cumberland........................ 62

SCHEDULE I - CAPITAL STOCK AND EQUITY SECURITIES
SCHEDULE II- CERTAIN TRANSFEREES

      ANNEX 1 - FORM OF WARRANT

      ANNEX 2 - REGISTRATION RIGHTS AGREEMENT

      ANNEX 3 - FIRST LEGAL OPINION

      ANNEX 4 - CERTIFICATE OF INCORPORATION OF ISSUER

      ANNEX 5 - JOINDER AGREEMENT

                               WARRANT AGREEMENT

          WARRANT AGREEMENT dated as of January 31, 1992, among ASSOCIATED HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Issuer") and CHASE MANHATTAN INVESTMENT HOLDINGS,
                           ------
INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Investor"), and for purposes of Section 7 only,
                        --------                        ---------
ASSOCIATED STATIONERS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Operating Company").
                                              -----------------

          Issuer and certain of the Subsidiaries (as hereinafter defined), certain banks and The Chase Manhattan Bank (National Association), as agent for said banks, are parties to a Credit Agreement or even date herewith (as originally executed, the "Credit Agreement"; references to the Credit Agreement
                          ----------------
herein shall apply whether or not the Credit Agreement is then in force and without regard to amendments thereto), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said banks thereunder in an aggregate amount not exceeding, initially, $95,000,000 at any one time outstanding. To induce The Chase Manhattan Bank (National Association), which is an Affiliate of the Investor, to enter into the Credit Agreement and to make the extensions of credit thereunder, and for other good and valuable consideration (including the payment of $13.00 by the Investor), the receipt and sufficiency of which are hereby acknowledged, Issuer has agreed to issue Warrants (as hereinafter defined) to the Investor providing for the purchase of shares of Common Stock (as hereinafter defined) of Issuer, in the manner hereinafter provided. Accordingly, the parties hereto agree as follows:

          SECTION 1. Definitions; Accounting Terms and Determinations.
                     ------------------------------------------------

          1.01 Definitions.
               -----------

          "Accruing Liability" shall have the meaning assigned to such term in
           ------------------
Section 7.02(c).
- ---------------

          "Acquisition Costs" shall have the meaning assigned to such term in
           -----------------
Section 1.01 of the Credit Agreement.

          "Affiliate" shall mean, as to any Person (the "Relevant Person"), any
           ---------                                     ---------------
other Person that directly or indirectly controls, or is under common control with, or is controlled by, the Relevant Person and, if such Person is an individual, an member

                               Warrant Agreement
                               -----------------
of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this Agreement, "control" (including,
                                                      -------
with its correlative meanings, "controlled by" and "under common control
                                -------------       --------------------
with") shall mean possession, directly or indirectly, of the power to direct
- ----
or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns or has the right
            --------
to acquire directly or indirectly (including as part of a group) 5% or more of the Voting Capital Stock in a corporation or 5% or more of a partnership or other ownership interests of any other Person, other than as a limited partner of such other Person, will be deemed to control such corporation or other Person. In addition, any Person in whom an Affiliate of a Relevant Person has a 10% or greater equity interest shall also be deemed an Affiliate of such Relevant Person. Notwithstanding the foregoing, (a) no individual shall be deemed to be an Affiliate of a Relevant Person, solely by reason of his or her being a director, officer or employee of such Relevant Person or any Subsidiary,
(b) none of the Subsidiaries shall be Affiliates of Issuer or any other Subsidiary, (c) Issuer shall not be an Affiliate of any Subsidiary, (d) neither Investor nor any bank, bank holding company or subsidiary of either shall be an Affiliate of Issuer or any Subsidiary, and (e) Boise Cascade Office Products and Boise Cascade shall be Affiliates of Issuer and each Subsidiary.

           "Annual Management Fees" shall have the meaning assigned to such term
            ----------------------
in Section 12.05(e).
   ----------------

           "Applicable Earn Back Percentage" shall have the meaning assigned to
            -------------------------------
such term in Section 11.04.
             -------------

           "Bank Holding Company Affiliate" shall mean, with respect to any
            ------------------------------
Holder subject to the provisions of Regulation Y, (i) if such Holder is a bank holding company, any company directly or indirectly controlled by such bank holding company, and (ii) otherwise, the bank holding company that controls such Holder and any Person (other than such Holder) directly or indirectly controlled by such bank holding company.

           "Base Rate" shall have the meaning assigned to such term in Section
            ---------
1.01 of the Credit Agreement.

           "Board" shall mean the Board of Directors of Issuer.
            -----

                           Warrant Agreement
                           -----------------

           "Boise Cascade" shall mean Boise Cascade Corporation, a Delaware
            -------------
corporation.

           "Boise Warrants" shall mean the warrants issued to Boise Cascade
            --------------
covering 23,129 shares of Class A Common Stock pursuant to the Other Warrant Agreement.

           "Business Day" shall mean any day on which commercial banks are not
            ------------
authorized or required to close in New York City.

           "Calculation Date" shall have the meaning assigned to such term in
            ----------------
Section 11.04.
- -------------

           "Call Notice" shall have the meaning assigned to such term in
            -----------
Section 8.01(b).
- ---------------

           "Call Notice Data" shall mean the date on which a Call Notice shall
            ----------------
be received by the Holders.

           "Call Right" shall mean the right of Issuer to purchase Warrants and
            ----------
Warrant Stock pursuant to, and in accordance with, Section 8.01.
                                                   ------------

           "Change in Control" shall mean the earliest to occur of: (i) the date
            -----------------
on which Wingate shall have sold, transferred or otherwise disposed of full power to vote, dispose of and receive the pecuniary benefit of, at least 53,524 shares of Common Stock other than the Employee Shares; (ii) the date on which Wingate shall cease to have the power to vote a majority of Issuer's Voting Capital Stock, and (iii) the date after which any two of James T. Callier, Jr., Thomas W. Sturgess and Frederick B. Hegi, Jr. shall have ceased to be general partners of Wingate Management Company, L.P. or Wingate Management Company, L.P. shall have ceased to be directly or indirectly the general partner of Wingate Partners, L.P.

           "Class A Common Stock" shall have the meaning assigned to such term
            --------------------
in Section 3.07.
   ------------

           "Class B Common Stock" shall have the meaning assigned to such term
            --------------------
in Section 3.07.
   ------------

           "Closing Date" shall have the meaning assigned to such term in
            ------------
Section 1.01 of the Credit Agreement.


           "Commission" shall mean the Securities and Exchange Commission or any
            ----------
other similar or successor agency of the


                               Warrant Agreement
                               -----------------

Federal government administering the Securities Act and/or the Exchange Act.

           "Commitments" shall have the meaning assigned to such term in
            -----------
Section 1.01 of the Credit Agreement.

           "Common Stock" shall mean Issuer's authorized Class A Common Stock
            ------------
and Class B Common Stock as constituted on the date of original issuance of the Warrants and any stock into which such Common Stock may thereafter be converted or changed, and also shall include any other stock of Issuer of any other class, which is not preferred as to dividends or assets over any other class of any other stock of Issuer. References herein and in the Warrants to the Common Stock outstanding "on a fully diluted basis" at any time shall mean the number of Common Stock then issued and outstanding, assuming full conversion, exercise and exchange of all Convertible Securities and Options that are (or may become) exchangeable for, or exercisable or convertible into, Common Stock, including the Warrants, provided, that the number of shares of Common Stock deemed to be
              --------
outstanding "on a fully diluted basis" shall be reduced by the number of shares of Common Stock purchasable or issuable upon exercise, conversion or exchange of Options or Convertible Securities at the time of calculation which are Out of the Money.

           "Company Notice Date" shall have the meaning assigned to such term in
            -------------------
Section 7.01(b).
- ---------------

           "Company Permitted Financing" shall have the meaning assigned to such
            ---------------------------
term in Section 1.01 of the Credit Agreement.

           "Control" for purposes of Section 5.02 shall mean, with respect to
            -------                  ------------
any Person, the power to exercise, directly or indirectly, a controlling influence over the management or policies of such Person.

           "Convertible Securities" shall mean evidences of indebtedness, shares
            ----------------------
of stock or other securities or rights which are exchangeable for or exercisable or convertible into a specified security of Issuer either immediately or upon the arrival of a specified date or the occurrence of a specified event.

           "Credit Agreement" shall have the meaning set forth at the head of
            ----------------
this Agreement.


                               Warrant Agreement
                               -----------------

           "Cumberland" shall mean Cumberland Capital Corporation, a Delaware
            ----------
corporation and, so long as Cumberland is its general partner, ASI Partners, L.P.

           "Date of Issuance" shall have the meaning assigned to such term
            ----------------
in Section 2.03(c).
   ---------------

           "Defaults" shall have the meaning assigned to such term in
            --------
Section 7.02(b).
- ---------------

           "Earn Back" shall have the meaning assigned to such term in
            ---------
Section 11.01.
- -------------

            "EBITD" shall mean, at any date of determination, the sum, for
             -----
Issuer and the Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net profits after taxes for the most recent 12 months, plus (b) Interest Expense for such period,
                                     ----
together with any pay-in-kind interest paid on the Exchange Notes and any accrued but unpaid interest on the Exchange Notes and any original issue discount to the extent deducted in calculating net profits, plus (c) income
                                                            ----
taxes for such period, plus (d) extraordinary and unusual items of loss for such
                       ----
period, plus (e) losses attributable to equity in Affiliates for such period,
        ----
plus (f) depreciation and amortization (to the extent deducted in computing net
- ----
profits after taxes) for such period, plus (g) management fees for such period,
                                      ----
minus (h) extraordinary and unusual items of income or gain for such period,
- -----
minus (i) gains attributable to equity in Affiliates for such period, plus (j)
- -----                                                                 ----
all Monitoring Costs for such period, plus (k) all non-cash charges related to
                                      ----
employee compensation to the extent deducted in calculating net profits.

           "EBITDA" for purposes of Section 12.05, shall have the meaning
            ------                  -------------
assigned to such term in Section 1.01 of the Credit Agreement.

           "Election Notice" shall have the meaning assigned to such term in
            ---------------
Section 12.08.
- -------------

           "Employee Shares" shall mean 56,935 shares of Common Stock owned by
            ---------------
Wingate and 21,725 shares of Common Stock owned by Cumberland on the date hereof, which in their discretion may be sold to certain yet to be identified management employees of the Operating Company.


           "Equity Value" shall mean, as at any date of determination, with
            ------------
respect to Issuer and the Subsidiaries (determined on

                               Warrant Agreement
                               -----------------
a consolidated basis without duplication in accordance with GAAP), the sum of
(i) the product of 5.0 and EBITD, minus (ii) such amount of non-convertible
                                  -----
indebtedness of Issuer and the Subsidiaries at such date as would appear in a balance sheet, except in the case of revolving loans, the amount which would appear in such balance sheet shall be replaced by an amount which is equal to the average outstanding balances for all revolving loans of Issuer and the Subsidiaries during the preceding 12 months, minus (iii) the value of
                                             -----
outstanding shares of Preferred Stock of Issuer as would appear in a balance sheet, plus (iv) the amount of cash and cash equivalents (assuming receipt of
       ----
applicable consideration for conversion, exchange or exercise of any Convertible Securities or Options which are convertible or exercisable into or exchangeable for Common Stock unless they are Out of the Money) of Issuer and the Subsidiaries outstanding at such date (including inter-company receivables). References to "balance sheet" in (ii) through (iv) above are to balance sheets prepared in accordance with GAAP; and amounts to be determined in (ii) through
(iv) above shall be determined in accordance with GAAP.


           "Exchange Act" shall mean the Securities Exchange Act of 1934, as
            ------------
amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Exchange Notes" shall mean the Class A Exchange Notes, the Class B
            --------------
Exchange Notes and the Class C Exchange Notes all as set forth in Issuer's certificate of incorporation which is attached as Annex 4 hereto.
                                                  -------


           "Executive Stock Purchase Agreements" shall mean the Associated
            -----------------------------------
Holdings, Inc. Executive Stock Purchase Agreements among Issuer, Wingate, Cumberland and each Key Executive dated January 31, 1992.

           "Exercise Price" shall have the meaning assigned to such term in the
            --------------
form of Warrant attached as Annex 1 hereto.
                            -------

           "Expiration Date" shall mean the date 10 years from the Closing Date.
            ---------------

           "Fair Market Value" shall mean, as at any Put Notice Date, Call
            -----------------
Notice Date or Subsequent Asset Sale Date, as the case may be, the price for which all the outstanding shares of Common Stock (on a fully diluted basis, assuming receipt of applicable consideration for any conversion, exchange or exercise of any Convertible Securities or Options which are exchangeable for or


                               Warrant Agreement
                               -----------------
convertible or exercisable into Common Stock unless they are Out of the Money) could be sold in an arm's length transaction to a third party which is not an Affiliate within 12 months after such Put Notice Date, Call Notice Date or Subsequent Asset Sale Date, as the case may be, treating Issuer and the Subsidiaries as a going concern and without regard to (i) the lack of liquidity of the Common Stock due to any restrictions or other limitations contained in this Agreement, the Registration Rights Agreement, the Warrants or otherwise,
(ii) any discount for minority interests, (iii) the fact that some of the issued and outstanding shares of the Common Stock may not have any voting rights or may not have full voting rights, (iv) the fact that one or more of the holders of the Common Stock may be unable to exercise in full any of its voting rights due to regulatory, contractual or other restrictions, or (v) the fact that contractual or regulatory approvals, consents, waivers, licenses, permits or notifications may need to be obtained in connection with such sale and the time required to obtain the same. For purposes of determining the Fair Market Value, it shall be assumed that, in such an arm's length transaction, (A) the seller would not be under any compulsion to sell, and (B) the purchaser would not be under any compulsion to purchase. The Fair Market Value shall be determined by agreement or appraisal in accordance with the procedures described below.

           If the Fair Market Value is being determined in connection with the exercise of a Put Right, within 20 days after the applicable Company Notice Date, Issuer and the Holders of a majority of the Warrant Stock issued or issuable upon exercise of the Warrants who have given Put Notices in connection with such Put Right (the "Majority Put Holders") shall each designate a
                          --------------------
representative and such representatives will meet and use their best efforts to reach an agreement on the Fair Market Value. If the Fair Market Value is being determined in connection with the exercise by Issuer of a Call Right, within 20 days after the applicable Call Notice Date, Issuer and the Majority Warrant Stockholders shall each designate a representative and such representatives will meet and use their best efforts to reach an agreement on the Fair Market Value. If the Fair Market Value is being determined in connection with the occurrence of any Subsequent Asset Sale, within 20 days after the applicable Subsequent Asset Sale Date, Issuer and the Holders of a majority of the Warrant Stock sold in the applicable Prior Sale, including Warrant Stock issuable upon the exercise of Warrants sold in such Prior Sale (the "Majority Look Back Holders"), shall
                                          --------------------------
each designate a representative and such representatives will meet and use their best efforts to reach an agreement on the Fair Market Value. The Majority Put Holders (in the case of the exercise of


                               Warrant Agreement
                               -----------------
a Put Right), the Majority Warrant Stockholders (in the case of the exercise by Issuer of a Call Right) and the Majority Look Back Holders (in the case of any Subsequent Asset Sale), as the case may be, are herein called the "Relevant
                                                                   --------
Majority Holders". The Company Notice Date (in the case of the exercise of a Put
- ----------------
Right), the Call Notice Date (in the case of the exercise by Issuer of a Call Right) and the Subsequent Asset Sale Date (in the case of a Subsequent Asset
Sale) is each herein called the "Relevant Notice Date".
                                 --------------------

           If the representatives designated by Issuer and the Relevant Majority Holders are unable to reach such agreement within 15 days after the date on which the later of the two representatives are designated, then (A) the Relevant Majority Holders shall immediately designate one Independent Appraiser; (B) Issuer shall immediately designate one Independent Appraiser; (C) the two Independent Appraisers so selected shall, within 20 days after the date on which the later of the two Independent Appraisers are appointed, determine independently the Fair Market Value using the parameters established in the first paragraph of this definition; (D) if the lesser of the two appraised values exceeds or is equal to 90% of the other appraised value, then the Fair Market Value will be the average of the two, which average amount shall be conclusive and binding upon all the applicable parties; (E) if the lesser of the two appraised values is less than 90% of the other appraised value, then the two appraisers shall, within 20 days of the date of the later of the two appraisals appoint a third Independent Appraiser; and (F) the third Independent Appraiser so selected shall, within 15 days of its appointment, determine independently the Fair Market Value using the parameters established in the first paragraph of this definition, which determination shall be conclusive and binding upon all the applicable parties.

           Issuer will provide each Independent Appraiser with all information about Issuer and the Subsidiaries which such Independent Appraiser reasonably deems necessary for determining the Fair Market Value. The fees and expenses of the appraisal process (including those of the Independent Appraisers) will be paid by Issuer, provided, however, that half of the fees and expenses of the
                --------  -------
third Independent Appraiser, if any, shall be paid, in the event that Fair Market Value is being determined for the purpose of determining a Put Price Per Share, by the Holders of the Warrant Stock and Warrants who have given Put Notices. Issuer may require that the Independent Appraisers keep confidential any non-public information received as a result of this paragraph pursuant to reasonable confidentiality arrangements.

                               Warrant Agreement
                               -----------------

           "Fair Price" shall have the meaning assigned to such term in Section
            ----------                                                  -------
10.04.
- -----

           "Financing" shall mean the borrowing of money by Issuer (including in
            ---------
connection with any refinancing of existing indebtedness of Issuer), the sale or issuance of Additional Shares of Common Stock (as defined in the Warrant), a recapitalization of Issuer, a revaluation of Issuer's assets (to the extent permitted under Delaware corporate law and GAAP), transfers by Issuer from its capital to its surplus accounts, effecting the sale of the Warrants and/or the Warrant Stock required to be purchased by Issuer under Section 7 to one or more
                                                       ---------
third parties or any other transaction (other than a sale of a majority of the assets of Issuer) pursuant to which Issuer makes available funds in an amount sufficient to satisfy in cash all its obligations under Section 7.
                                                        ---------

           "GAAP" shall mean generally accepted accounting principles,
            ----
consistently applied throughout the specified period.

           "Go-Along Notice Date" shall mean the date on which the Go-Along
            --------------------
Notice is given.

           "Go-Along Sale" shall have the meaning assigned to such term in
            -------------
Section 10.04.
- -------------

           "Good Capital" shall mean Good Capital Co., Inc., a Delaware
            ------------
corporation.

           "Governmental Authority" shall mean any nation or government, any
            ----------------------
state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (whether through ownership of securities or other ownership interests, by contract or otherwise) by any of the foregoing.

           "Holder" shall mean any Person who acquires Warrants or Warrant Stock
            ------
pursuant to the provisions of this Agreement, including any transferees of Warrants or Warrant Stock, provided, however, that a holder of Warrant Stock
                           --------  -------
purchased pursuant to an effective registration statement or in an ordinary brokerage transaction pursuant to Rule 144 shall not be deemed a Holder.

           "include" and "including" shall be construed as if followed by the
            -------       ---------
phrase "without being limited to".

                               Warrant Agreement
                               -----------------

           "Indebtedness" shall have the meaning assigned to such term in
            ------------
Section 1.01 of the Credit Agreement.

           "Independent Appraiser" shall mean an appraiser which is a recognized
            ---------------------
independent expert (including any Investment Banking Firm) experienced in valuing businesses similar or related to the principal business of Issuer and the Subsidiaries.

           "Interest Expense" shall have the meaning assigned to such term in
            ----------------
Section 1.01 of the Credit Agreement.

           "Interim Dividends" shall have the meaning assigned to such term in
            -----------------
Section 8.02(a)(iii).
- --------------------

           "Investment" shall have the meaning assigned to such term in Section
            ----------                                                  -------
1.01 of the Credit Agreement.
- ----

           "Investment Banking Firm" shall mean a nationally recognized
            -----------------------
investment banking firm.

           "Investor" shall have the meaning set forth at the head of this
            --------
Agreement.

           "IPO" shall mean the initial public offering of any equity securities
            ---
(including Convertible Securities and Options that are (or may become) exchangeable for or convertible or exerciseable into equity securities) of Issuer under an effective registration statement under the Securities Act.

           "IRR" shall have the meaning assigned to such term in Section 11.04.
            ---                                                  -------------

           "Issuer" shall have the meaning set forth at the head of this
            ------
Agreement.

           "Joinder Agreement" shall mean a Joinder Agreement between Issuer and
            -----------------
a Stockholder, which shall be substantially in the form attached as Annex 5
                                                                    -------
hereto.

           "Key Executives" shall mean Michael D. Rowsey, Robert B. Eberspacher,
            --------------
Daniel J. Schleppe and Lawrence E. Miller.

           "Key Executive Options" shall mean the options which may be granted
            ---------------------
to the Key Executives under the MAnagement Stock Option Plan, which, upon exercise will give such Key Executives the right to purchase, in the aggregate, a maximum of 21,684 shares of Class A Common Stock.

                               Warrant Agreement
                               -----------------

           "Lender" shall have the meaning set forth at the head of the Credit
            ------
Agreement.

           "Lien" shall mean, with respect to any asset, any mortgage, lien,
            ----
pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

           "Loans" shall have the meaning assigned to such term in Section 1.01
            -----
 of the Credit Agreement.

           "Look Back Event" shall have the meaning assigned to such term in
            ---------------
Section 8.02(b).

           "Look Back Holder" shall have the meaning assigned to such term in
            ----------------
Section 8.02(a).

           "Look Back Period" shall have the meaning assigned to such term in
            ----------------
Section 8.02(a).
- ---------------

           "Majority Look Back Holders" shall have the meaning assigned to such
            --------------------------
term in the definition of Fair Market Value in this Section 1.
                                                    ---------

           "Majority Put Holders" shall have the meaning assigned to such term
            --------------------
in the definition of Fair Market Value in this Section 1.
                                               ---------

           "Majority Warrant Stockholders" shall mean the Holders of a majority
            -----------------------------
of the Warrant Stock issued or issuable upon exercise of the Warrants. For purposes of giving notices, waivers and consents hereunder, Holders of Warrants shall be deemed holders of Common Stock issued on exercise thereof.

           "Management Options" shall mean the options which may be granted to
            ------------------
certain managers of the Operating Company under the Management Stock Option Plan, and which, upon exercise, will give such managers the right to purchase, in the aggregate, a maximum of 65,051 shares of Class A Common Stock.

           "Management Stock Option Plan" shall mean the Associated Holdings,
            ----------------------------
Inc. 1992 Management Stock Option Plan in effect on January 31, 1992.


                               Warrant Agreement
                               -----------------

           "Marketable Securities" shall mean any security that is listed or
            ---------------------
admitted to trading on a national securities exchange or quoted by NASDAQ or at least three market makers, and can be sold by the recipient within 30 days of receipt without incurring a significant discount from the average of the bid and asked prices for such shares of stock or other securities at the time of receipt.

           "Monitoring Costs" shall have the meaning assigned to such term in
            ----------------
Section 1.01 of the Credit Agreement.

           "Monthly Management Fees" shall have the meaning assigned to such
            -----------------------
term in Section 12.05(e).
        ----------------

           "NASDAQ" shall mean the National Association of Securities Dealer
            ------
automated quotation system.

           "Net Consideration" shall have the meaning assigned to such term in
            -----------------
Section 8.02(b).
- ---------------

           "New Securities" shall mean any capital stock of Issuer (including
            --------------
any Common Stock or Preferred Stock), all Convertible Securities or Options that are (or may become) exchangeable for, or exerciseable or convertible into, such capital stock, any voting security, and any Participating Security; provided,
                                                                    --------
however, that New Securities shall not include the Warrants, the Warrant Stock
- -------
and the Other Equity Securities.

           "Notes" shall have the meaning assigned to such term in Section 1.01
            -----
of the Credit Agreement.

           "Notice of Non-Acceptance" shall have the meaning assigned to such
            ------------------------
term in Section 2.03(e).
        ---------------

           "Observer" shall have the meaning assigned to such term in Section
            --------                                                  -------
12.09.
- -----

           "Offeree" shall have the meaning assigned to such term in Section
            -------                                                  -------
12.08.
- -----

           "Offer Notice" shall have the meaning assigned to such term in
            ------------
Section 12.08.
- -------------

           "Offer Period" shall have the meaning assigned to such term in
            ------------
Section 12.08.
- -------------

           "Operating Company" shall have the meaning set forth at the head of
            -----------------
this Agreement.

                               Warrant Agreement
                               -----------------

           "Option" shall mean any warrant, option or other right to subscribe
            ------
for or purchase a specified security of Issuer.

           "Other Equity Documents" shall mean the Stockholders Registration
            ----------------------
Rights Agreement, the Management Stock Option Plan and options thereunder, the Other Warrant Agreement and the warrants issued thereunder, the Executive Stock Purchase Agreement, the Stockholders Agreement, the Transition Services Agreement, the Preferred Stock Purchase Agreements, the Securities Purchase Agreement and the Voting Trust Agreement.

           "Other Equity Securities" shall mean the Key Executive Options, the
            -----------------------
Management Options, the Boise Warrants, the Employee Shares and the shares of Common Stock purchased or purchaseable by the holders of the Other Equity Securities upon the exercise thereof.

           "Other Securities" shall mean any stock (other than Warrant Stock)
            ----------------
and other securities of Issuer or any other Person (corporate or otherwise) which the holders at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants or pursuant to Section 5 thereof, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Warrant Stock or Other Securities received in an earlier exchange, exercise or replacement of Warrant Stock.

           "Other Warrant Agreement" shall mean the Warrant Agreement dated as
            -----------------------
of January 31, 1992, between Boise Cascade and Issuer.

           "Out of the Money" shall mean (a) in the case of an Option, that the
            ----------------
fair market value of the shares of Common Stock which the holder thereof is entitled to purchase or subscribe for is less than the exercise price of such Option and (b) in the case of a Convertible Security, that the quotient resulting from dividing the fair market value of such Convertible Security by the number of shares of Common Stock into or for which such Convertible Security is exerciseable, convertible or exchangeable is greater than the fair market value of a share of Common Stock.

           "Participating Securities" shall mean any security the rights of the
            ------------------------
holders of which are not limited to a fixed sum or percentage of liquidation preference or principal amount, a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar index of interest rates in

                               Warrant Agreement
                               -----------------
respect of interest or dividends, and to a fixed sum or percentage of principle amount or liquidation preference in any distribution of assets.

        "Person" shall mean a corporation, an association, a partnership, a
         ------
joint venture, an organization, a business, an individual or a Governmental Authority.

        "Preferred Stock" shall mean, as to any Person, any capital stock of
         ---------------
such Person which is preferred as to dividends or assets over any other class of any other stock of such Person.

        "Preferred Stock Purchase Agreements" shall mean the Preferred Stock
         -----------------------------------
Purchase Agreement dated January 31, 1992, between Issuer and Boise Cascade and the Purchase Agreement dated January 31, 1992, between Issuer and Affiliated Computer Services, Inc.

        "Prior Amount" shall have the meaning assigned to such term in
         ------------
Section 8.02(a)(i).
- ------------------

        "Prior Sale" shall have the meaning assigned to such term in
         ----------
Section 8.02(a).
- ---------------

        "Proportionate Share" shall have the meaning assigned to such term in
         -------------------
Section 2.03(e).
- ---------------

        "Proposed Purchaser" shall have the meaning assigned to such term in
         ------------------
Section 9.02.
- ------------

        "Proposed Sale" shall have the meaning assigned to such term in
         -------------
Section 12.08.
- -------------

        "Purchasing Offeree" shall have the meaning assigned to such term in
         ------------------
Section 12.08.
- -------------

        "Put Notice" shall have the meaning assigned to such term in
         ----------
Section 7.01(b).
- ---------------

        "Put Notice Date" shall mean, with respect to a Put Notice, the date on
         ---------------
which such Put Notice is given or deemed given, as the case may be, to Issuer.

        "Put Postponement" shall have the meaning assigned to such term in
         ----------------
Section 7.02(c).
- ---------------

        "Put Price Per Share" shall mean, as at any date, (i) the greater of
         -------------------
Fair Market Value or Equity Value, divided by
                                   ----------


                               Warrant Agreement
                               -----------------

(ii) the number of shares of Common Stock then outstanding on a fully diluted basis.

          "Put Reactivation Date" shall have the meaning assigned to such term
           ---------------------
in Section 7.02(c).
   ---------------

          "Put Response Notice" shall have the meaning assigned to such term in
Section 7.02(b).
- ---------------

          "Put Right" shall mean the right of a Holder to require Issuer to
           ---------
purchase Warrants and Warrant Stock pursuant to, and in accordance with,
Section 7.
- ---------

          "Put Withdrawal Notice" shall have the meaning assigned to such term
           ---------------------
in Section 7.02(b).
   ---------------

          "Qualified Public Offering" shall mean an offering or offerings of
           -------------------------
Common Stock under one or more effective registration statements under the Securities Act such that, after giving effect thereto, (i) at least 20% of the outstanding Common Stock (on a fully diluted basis) has been sold pursuant to such offerings, and (ii) such offerings result in aggregate cash proceeds being received by Issuer and any selling Stockholders of at least $37,500,000 exclusive of underwriter's discounts and other expenses, as a result of which Common Stock is listed or admitted to trading on a national securities exchange or quoted by NASDAQ.

          "Registration Rights Agreement" shall mean the Registration Rights
           -----------------------------
Agreement of even date herewith, between Issuer and the Investor, relating to the registration of the Registrable Securities (as defined therein) under and pursuant to the Securities Act, which shall be in the form attached as Annex 2
                                                                       -------
hereto, as said Registration Rights Agreement shall be modified and supplemented and in effect from time to time.

          "Regulation Y" shall mean Regulation Y promulgated by the Board of
           ------------
Governors of the Federal Reserve System (12 C.F.R. (S) 225) or any successor regulation.

          "Relevant Majority Holders" shall have the meaning assigned to such
           -------------------------
term in the definition of Fair Market Value in this Section 1.
                                                    ---------

          "Repurchase Notice" shall have the meaning assigned to such term in
           -----------------
Section 6.01.
- ------------


                               Warrant Agreement
                               -----------------

          "Repurchase Notice Date" shall mean the date on which a Repurchase
           ----------------------
Notice shall be received by the Holders.

          "Repurchase Price" shall mean (a) prior to the day which is six months
           ----------------
following the Closing Date, $10.81 per Stock Unit, and (b) thereafter and until the first anniversary of the Closing Date, $17.29 per Stock Unit.

          "Repurchase Right" shall have the meaning assigned to such Term in
           ----------------
Section 6.01(a).
- ---------------
          "Restricted Certificate" shall mean a certificate for shares of
           ----------------------
Warrant Stock or Warrants bearing or required to bear the restrictive legend set forth in Section 4.04.
         ------------

          "Restricted Securities" shall mean Restricted Stock and Restricted
           ---------------------
Warrants.

          "Restricted Stock" shall mean Warrant Stock evidenced by a Restricted
           ----------------
Certificate.

          "Restricted Warrants" shall mean Warrants evidenced by a Restricted
           -------------------
Certificate.

          "Revolving Credit Loans" shall have the meaning assigned to such term
           ----------------------
in Section 1.01 of the Credit Agreement.

          "Rule 144" shall mean Rule 144 promulgated by the Commission under the
           --------
Securities Act (or any successor or similar rule then in force).

          "Rule 144A" shall mean Rule 144A promulgated by the Commission under
           ---------
the Securities Act (or any successor or similar rule then in force).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Securities Purchase Agreement" shall mean the Securities Purchase
           -----------------------------
Agreement dated January 31, 1992, among Wingate, Cumberland, Good Capital and Issuer.

          "Selling Stockholder" shall have the meaning assigned to such term in
Section 9.01.

                               Warrant Agreement
                               -----------------

           "Sponsor Management Fees" shall have the meaning assigned to such
            -----------------------
term in Section 12.05(e).
        ----------------

           "Stockholder" shall mean any Person who directly or indirectly owns
            -----------
any shares of Common Stock (including any shares of Warrant Stock).

           "Stockholders Agreement" shall mean the Associated Holdings, Inc.
            ----------------------
Stockholders Agreement dated January 31, 1992, among Wingate, Cumberland, Good Capital and the other Persons whose names appear on the signature pages thereto.

           "Stockholders Registration Rights Agreement" shall mean the
            ------------------------------------------
Associated Holdings, Inc. Registration Rights Agreement dated as of January 31, 1992 by and among Issuer and the Persons whose names appear on the signature pages thereto.

           "Stock Unit" shall have the meaning assigned to such term in the form
            ----------
of Warrant attached as Annex 1 hereto.
                       -------

           "Subject Holder" shall have the meaning assigned to such term in
            --------------
Section 11.04.
- -------------

           "Subsequent Asset Sale" shall have the meaning assigned to such term
            ---------------------
in Section 8.02(b).
   ---------------

           "Subsequent Asset Sale Date" shall mean the date upon which a
            --------------------------
Subsequent Asset Sale shall occur.

           "Subsequent Share Value" shall have the meaning assigned to such term
            ----------------------
in Section 8.02(b).
   ---------------

            "Subsequent Stock Sale" shall have the meaning assigned to such term
             ---------------------
in Section 8.02(b).
   ---------------

           "Subsidiary" shall mean any Person in which Issuer, directly or
            ----------
indirectly through Subsidiaries or otherwise, beneficially owns more than 50%
of either the equity interests in or the Voting Capital Stock of such Person. "Wholly-Owned Subsidiary" shall have the meaning assigned to such term under the
 -----------------------
definition of "Subsidiary" in Section 1.01 of the Credit Agreement.

          "Tag-Along Purchase Offer" shall have the meaning assigned to such
           ------------------------
term in Section 9.02.
        ------------

         "Tag-Along Sale" shall have the meaning assigned to such term in
          --------------
Section 9.01(a).
- ---------------

                               Warrant Agreement
                               -----------------

           "Term Loans" shall have the meaning assigned to such term in Section
            ----------
1.01 of the Credit Agreement.

           "Third Party" shall have the meaning assigned to such term in
            -----------
Section 10.04.
- -------------

           "Tranche B Term Loans" shall have the meaning assigned to such term
            --------------------
in Section 1.01 of the Credit Agreement.

           "Tranche B Term Loan Commitment" shall have the meaning assigned to
            ------------------------------
such term in Section 1.01 of the Credit Agreement.

           "Tranche B Term Loan Lenders" shall have the meaning assigned to such
            ---------------------------
term in Section 1.01 of the Credit Agreement.

           "Tranche B Warrants" shall have the meaning assigned to such term in
            ------------------
Section 2.03(a).
- ---------------

           "Tranche B Warrant Repurchase Right" shall have the meaning assigned
            ----------------------------------
to such term in Section 2.03(d).
                ---------------

           "Tranche B Warrant Stock" shall mean (i) the shares of Common Stock
            -----------------------
purchased or purchasable by the Holders of the Tranche B Warrants upon the exercise thereof, including any Common Stock into which such Common Stock may thereafter be changed or converted, and (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the Common Stock referred to in clause (i) above, or
                                                           ----------
acquired by way of any rights offering or similar offering made in respect of the Common Stock referred to in clause (i) above. Any Tranche B Warrant Stock
                                ----------
purchased by Issuer shall, upon such purchase, except for purposes of Section 6
                                                                      ---------
cease to be Tranche B Warrant Stock, cease to be outstanding and Issuer, upon such purchase, shall not be deemed a Holder.

           "Transition Services Agreement" shall mean the Transition Services
            -----------------------------
Agreement among Boise Cascade, Boise Cascade Office Products Corporation, the Operating Company and Issuer dated January 31, 1992.

           "Triggering Event" shall mean the earliest to occur of: (i) the fifth
            ----------------
anniversary of the Closing Date; (ii) a merger, share exchange or consolidation involving Issuer, unless Issuer is the survivor and the shares of capital stock outstanding immediately prior to such merger, share exchange or consolidation are not subject to purchase, redemption, exchange, cancellation or any other change, as a result thereof; (iii) a sale, lease or


                               Warrant Agreement
                               -----------------
other disposition in a single transaction or series of related transactions of all or a majority of the assets of Issuer, including, without limitation, by or through the sale, lease or other disposition of the capital stock or assets of, or a merger or consolidation involving, any Subsidiary or a liquidation or distribution, but excluding a sale/leaseback of, or the creation of a Lien on, such assets in connection with a Company Permitted Financing; (iv) any Change in Control; and (v) repayment in full of the Tranche B Term Loans, unless such repayment occurs within one year of the Closing Date.

          "Underwriting Warrants" shall have the meaning assigned to such term
           ---------------------
in Section 2.02(a).
   ---------------

          "Undistributed Warrants" and "Undistributed Warrant Repurchase Notice"
           ----------------------       ---------------------------------------
shall have the respective meanings assigned to such terms in Section 2.03(d).
                                                             ---------------

          "Voting Capital Stock" with respect to any corporation shall mean its
           --------------------
common stock and Preferred Stock entitled to vote generally for the election of directors.

          "Voting Trust Agreement" shall mean that certain Voting Trust
           ----------------------
Agreement, of even date herewith, among Issuer, Daniel J. Good, Gary G. Miller, Thomas W. Sturgess, Frederick B. Hegi, Jr. and either of James A. Johnson or James T. Callier, Jr. and the beneficial owners of shares of Common Stock whose names are set forth on the signature pages thereto.

          "Warrant Income" shall have the meaning assigned to such term in
           --------------
Section 11.04.
- -------------

          "Warrant Purchase Notice" shall have the meaning assigned to such term
           -----------------------
in Section 2.03(b).
   ---------------

          "Warrant Purchase Right" shall have the meaning assigned to such term
           ----------------------
in Section 2.03(a).
   ---------------

          "Warrant Stock" shall mean (i) the shares of Common Stock purchased or
           -------------
purchasable by the Holders of the Warrants upon the exercise thereof, including any Common Stock into which such Common Stock may thereafter be changed or converted, and (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the Common Stock referred to in clause (i) above, or acquired by way of any rights offering
                     ----------
or similar offering made in respect of the Common Stock referred to in clause
                                                                       ------
(i) above. Any Warrant Stock purchased by Issuer shall, upon such purchase,
- ---

                               Warrant Agreement
                               -----------------
cease to be Warrant Stock, cease to be outstanding and Issuer, upon such purchase, shall not be deemed a Holder.

          "Warrants" shall have the meaning assigned to such term in Section
           --------                                                  -------
2.01.
- ----

          "Wingate" shall mean Wingate Partners, L.P., and Wingate Management
           -------
Company, L.P., so long as it is a general partner of Wingate Partners, L.P., and Wingate Affiliates L.P., so long as Wingate Partners, L.P. is a general partner thereof.

          1.02 Accounting Terms and Determinations. Except as otherwise may be
               -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holders hereunder and under the Warrants shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement and the Warrants shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

          SECTION 2. Purchase and Sale of Warrants.
                     -----------------------------

          2.01 Authorization and Issuance of Shares and Warrants. Issuer has
               -------------------------------------------------
authorized: (a) the issuance of warrant certificates covering the purchase of Stock Units representing shares of Common Stock in the form of Annex 1 to this
                                                               -------
Agreement (such certificates, together with the rights to purchase Common Stock provided thereby and all warrant certificates covering such stock issued upon transfer, division or combination of, or in substitution for, any thereof, sometimes called the "Warrants") for issuance to the Investor pursuant to this
                      --------
Agreement; and (b) the issuance of such number of shares of Class A and Class B Common Stock as shall be necessary to permit Issuer to comply with its obligations to issue Common Stock pursuant to the Warrants and Class A Common Stock upon conversion of the Class B Common Stock.

          2.02 The Purchase of the Underwriting Warrants.
               -----------------------------------------

          (a) On the date hereof:

               (i) Issuer shall issue to the Investor Warrants
          covering 34,694 Stock Units, which represents 3% of the outstanding shares of Common Stock on a fully diluted basis (the "Underwriting
                                                                ------------
          Warrants") on the date of original issuance of the Underwriting
          --------
          Warrants;

                               Warrant Agreement
                               -----------------

               (ii) The Investor shall pay Issuer $3.00 for the Underwriting Warrants;

               (iii) Issuer shall deliver to the Investor a single certificate for the Underwriting Warrants to be acquired by the Investor hereunder, registered in the name of the Investor, except that, if the Investor shall notify Issuer in writing prior to such issuance that it desires certificates for Warrants to be issued in other denominations or registered in the name or names of any Affiliate, nominee or nominees of the Investor for its or their benefit, then the certificates for Warrants shall be issued to the Investor in the denominations and registered in the name or names specified in such notice; and

               (iv) Issuer shall deliver to the Investor a legal opinion from counsel to Issuer in the form attached as Annex 3 hereto.
                                                    -------

          (b) On or before the date hereof, Issuer shall have adopted a certificate of incorporation substantially in the form of Annex 4 hereto.
                                                          -------

          2.03 Right to Purchase the Tranche B Warrants.
               ----------------------------------------

          (a) On or prior to the first anniversary of the Closing Date, the Investor shall have the right to purchase, on one or more occasions, such number of Warrants covering such number of Stock Units as is equal to 10% of the outstanding shares of Common Stock on a fully diluted basis (the "Tranche B
                                                                  ---------
Warrants") on the Date of Issuance (the "Warrant Purchase Right").
- --------                                 ----------------------

          (b) The Investor may exercise the Warrant Purchase Right by delivering a notice to Issuer indicating that the Investor wishes to purchase the Tranche B Warrants (the "Warrant Purchase Notice").
               -----------------------


          (c) The purchase and sale of the Tranche B Warrants pursuant to the Warrant Purchase Right shall be consummated on a date selected by the Investor by giving Issuer at least two days' prior written notice thereof, which date shall be not later than 30 days after delivery of the Warrant Purchase Notice to the Issuer (the "Date of Issuance"). On the Date of Issuance:
                 ----------------

               (i) Issuer shall deliver to the Investor a single certificate for the Tranche B Warrants, registered in

                               Warrant Agreement
                               -----------------
          the name of the Investor, except that, if the Investor shall notify Issuer in writing prior to such issuance that it desires certificates for the Tranche B Warrants to be issued in other denominations or registered in the name or names of any Affiliate of the Investor, any Tranche B Lender or any Affiliate of a Tranche B Lender or any nominee or nominees for its or their benefit, then the certificates for the Tranche B Warrants shall be issued to the Investor in the denominations and registered in the name or names specified in such notice.

               (ii) The Investor shall pay $10.00 in total for the Tranche B Warrants;

               (iii) Issuer will deliver to each Person that receives a certificate for Tranche B Warrants a favorable legal opinion from D'Ancona & Pflaum or Weil, Gotshal & Manges or other counsel to Issuer acceptable to the Investor, covering the matters set forth in the opinion of counsel to Issuer attached hereto as Annex 3;
                                                              -------

               (iv) The Investor and each other Person that receives a certificate for Tranche B Warrants will deliver a certificate to Issuer affirming the representations and warranties contained in
          Section 2.04 as of the Tranche B Warrant Issuance Date; and
          ------------

               (v) Issuer will deliver a certificate to each Person that receives a certificate for Tranche B Warrants affirming the representations and warranties contained in Section 3 as of the Date
                                                      ---------
          of Issuance.

          (d) In the event that any Tranche B Term Loan Lender declines to accept its proportionate share of the Tranche B Warrants, based upon the ratio of the dollar amount of such Tranche B Term Loan Lender's Tranche B Term Loan Commitment to the total dollar amount of the Tranche B Term Loans ("Proportionate Share"), Issuer shall have the right ("Tranche B Warrant
  -------------------                                  -----------------
Repurchase Right") to repurchase such Tranche B Term Loan Lender's Proportionate
- ----------------
Share of the Tranche B Warrants from the Investor (the "Undistributed
                                                        -------------
Warrants"). Within 30 days after the first anniversary of the Closing Date, the
- --------
Investor shall give Issuer a written notice identifying each Tranche B Loan Lender which has declined to accept its Proportionate Share of the Tranche B Warrants ("Notice of Non-Acceptance"). Issuer may exercise the Tranche B Warrant
           ------------------------
Repurchase Right by delivering a written notice to the Investor within 30 days after receipt of

                               Warrant Agreement
                               -----------------
the Notice of Non-Acceptance indicating that Issuer wishes to repurchase the Undistributed Warrants ("Undistributed Warrant Repurchase Notice"). The purchase
                         ---------------------------------------
and sale of the Undistributed Warrants shall be consummated on a date selected by Issuer by giving the Investor at least 10 days' prior written notice thereof, which date shall be not later than 30 days after receipt of the Undistributed Warrant Repurchase Notice by the Investor. Issuer shall purchase from the Investor, and Investor shall sell to Issuer, the Undistributed Warrants at a purchase price equal to $.0000865 per Stock Unit covered thereby. Payment of the purchase price for the Undistributed Warrants so purchased by Issuer shall be made in immediately available funds.

          2.04 Purchase for the Investor's Account. The Investor represents and
               -----------------------------------
warrants to Issuer as follows:

          (a) The Investor is purchasing and shall purchase the Warrants for its own account, without a view to the distribution thereof, all without prejudice, however, to the right of the Investor at any time, in accordance with this Agreement or the Registration Rights Agreement, lawfully to sell or otherwise to dispose of all or any part of the Warrants or the Warrant Stock held by it.

          (b) The Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          2.05 Securities Act Compliance. The Investor understands that Issuer
               -------------------------
has not registered the Warrants or the Warrant Stock under the Securities Act, and the Investor agrees that neither the Warrants nor the Warrant Stock shall be sold or transferred or offered for sale or transfer without registration under the Securities Act or the availability of an exemption therefrom, all as more fully provided in Section 4.
                  ---------

          SECTION 3. Representations and Warranties. Issuer represents and
                     ------------------------------
warrants as follows:

          3.01 Existence; Qualification. Each of Issuer and the Operating
               ------------------------
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Issuer and the Operating Company is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in every jurisdiction where the failure to be so qualified would have a material adverse effect on the business, financial condition, operations or assets of Issuer and the Operating Company taken as a whole and has all

                               Warrant Agreement
                               -----------------
requisite corporate power and authority to transact its business in all such jurisdictions.

         3.02 No Breach. The execution, delivery and performance of this
              ---------
Agreement, the Warrants and the Registration Rights Agreement by Issuer and the consummation by it of the transactions contemplated hereby and thereby and the execution, delivery and performance of this Agreement by the Operating Company and the consummation by it of the transactions contemplated hereby will not (a) violate the certificate of incorporation or by-laws of Issuer or the Operating Company, (b) violate any loan or credit agreement to which Issuer or the Operating Company is a party or is bound, or result in a breach of or default under any other instrument or agreement to which Issuer or the Operating Company is a party or is bound in a way which could reasonably be expected to have a material adverse effect on (i) the property, business, operations, financial condition, prospects, liabilities or capitalization of Issuer and the Subsidiaries taken as a whole, (ii) the ability of either Issuer or the Operating Company to perform its obligations under any of this Agreement, the Warrant and the Registration Rights Agreement to which it is a party, (iii) the validity or enforceability of this Agreement, the Warrant and the Registration Rights Agreement, or (iv) the rights and remedies of the Holders under any of this Agreement, the Warrant, and the Registration Rights Agreement, (c) violate any judgment, order, injunction, decree or award against or binding upon Issuer or the Operating Company, (d) result in the creation of any material Lien upon any of the properties or assets of Issuer or the Operating Company, or (e) violate any law, rule or regulation relating to Issuer or the Operating Company.

          3.03 Corporate Action. Each of Issuer and the Operating Company has
               ----------------
all necessary corporate power and authority to execute, deliver and perform its respective obligations under this Agreement, the Warrants and the Registration Rights Agreement; the execution, delivery and performance by Issuer of this Agreement, the Warrants and the Registration Rights Agreement and by the Operating Company and this Agreement have been duly authorized by all necessary corporate action (including all stockholder action) on the part of Issuer and the Operating Company, respectively; this Agreement, the Underwriting Warrant and the Registration Rights Agreement have been duly executed and delivered by Issuer and this Agreement has been duly executed and delivered by the Operating Company and constitute, the legal, valid and binding obligations of Issuer and the Operating Company, respectively, enforceable against Issuer and the Operating Company in accordance with their respective terms, except as enforceability

                               Warrant Agreement
                               -----------------
may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally as applicable to Issuer, or in the case of the Operating Company, as applicable to it, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Tranche B Warrants when executed, issued and delivered pursuant to this Agreement will constitute the legal, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally as applicable to Issuer or in the case of the Operating Company, as applicable to it, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Class A Common Stock and Class B Common Stock constituting the Warrant Stock initially covered by the Warrants have been duly and validly authorized and reserved for issuance and shall, when paid for, issued and delivered in accordance with the Warrants, and the Class
A Common Stock when issued on conversion of Class B Common Stock will be, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens; and none of the Warrant Stock issued pursuant to the terms hereof will be in violation of any preemptive rights of any Stockholder.

          3.04 Approvals. Except in connection with the registration of the
               ---------
Warrant Stock pursuant to the Registration Rights Agreement and for the filing of Form D with the Commission in connection with the issuance of the Warrants pursuant to this Agreement (which Issuer will duly file), no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for (i) the execution, delivery or performance by Issuer of this Agreement, the Warrants or the Registration Rights Agreement or for the validity or enforceability thereof, or (ii) the execution, delivery or performance by the Operating Company of this Agreement. Any such action required to be taken as a condition to the execution and delivery of this Agreement and the Registration Rights Agreement, or the execution, issuance and delivery of the Warrants, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

          3.05 Investment Company Act. Issuer is not an "investment company",
               ----------------------
or a company "controlled by" an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                               Warrant Agreement
                               -----------------

          3.06 Public Utility Holding Company Act. Issuer is not a "holding
               ----------------------------------
company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          3.07 Capitalization.
               --------------

          (a) On the date hereof, the total number of shares of capital stock which Issuer has authority to issue is 10,245,000 shares, consisting of (i) 15,000 shares of Class A Preferred Stock, par value $.01 per share; (ii) 15,000 shares of Class B Preferred Stock, par value $.01 per share; (iii) 15,000 shares of Class C Preferred Stock, par value $.01 per share; (iv) 200,000 shares of other Preferred Stock, par value of $.01 per share, as to which the Board shall have the authority set forth in Article Five of the certificate of incorporation of Issuer; and (v) 10,000,000 shares of Common Stock, of which 5,000,000 shares shall be Class A Common Stock, par value $.01 per share ("Class A Common
                                                          --------------
Stock"), and 5,000,000 shares shall be Class B Common Stock, par value $.01 per
- -----
share ("Class B Common Stock"). Schedule I hereto correctly sets forth the
        --------------------    ----------
capital stock and equity securities owned of record and the names of the owners of record on the date hereof. Upon the issuance of the Warrants under this Agreement, other than (A) the Warrants to be issued pursuant to this Agreement,
(B) the Boise Warrants, (C) the Key Employee Options, (D) the Management Options, and (E) pursuant to this Agreement or the Other Equity Documents and
(F) Class B Common Stock which may be issued pursuant to this Agreement, Issuer shall not have outstanding any Convertible Securities or Options exercisable or convertible into or exchangeable for any shares of capital stock or Participating Securities of Issuer, nor shall it have outstanding any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or Participating Securities of Issuer or Convertible Securities exercisable or convertible into or exchangeable for any capital stock or Participating Securities of Issuer, or obligations of the type specified in
Section 12.06(d)(iii).
- ---------------------

          (b) Other than the Other Equity Documents, there is not in effect on the date hereof any agreement by Issuer pursuant to which any holders of securities of Issuer have a right to cause Issuer to register such securities under the Securities Act, other than the Registration Rights Agreement, or any agreement to which Issuer or (to its knowledge) any of its stockholders are a party relating to the voting, transfer or sale of such securities.


                               Warrant Agreement
                               -----------------

          (c) On the date hereof, none of the Subsidiaries has any equity security, Participating Security or obligation of the type referred to in
Section 12.06(d)(iii) outstanding other than capital stock owned by Issuer.
- ---------------------

          (d) As of the date hereof, all certificates representing issued and outstanding shares of Common Stock which have been issued to Wingate, Cumberland and Good Capital bear the legend set forth in Section 9.03 on the reverse side
                                              ------------
thereof.

          3.08 Private Offering.
               ----------------

          (a) Assuming the truth and accuracy of the Investor's representations and warranties contained in Section 2.04, the issuance and sale of the Warrants
                            ------------
to the Investor hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act.

          (b) All stock and securities of Issuer heretofore issued and sold by Issuer were and all securities of Issuer issued and sold by Issuer on the date hereof are being issued and sold in accordance with, or were exempt from, the registration and prospectus delivery requirements of the Securities Act.

          (c) Issuer agrees that neither Issuer nor any Person acting on its behalf has offered or will offer the Warrants or shares of Warrant Stock or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Warrants or shares of Warrant Stock within the provisions of the registration and prospectus delivery requirements of the Securities Act.

          3.09 No Litigation.
               -------------

          (a) There is no action, suit, proceeding or investigation pending or, to the best of Issuer's knowledge after due inquiry, threatened against Issuer before any Governmental Authority seeking to enjoin the transactions contemplated by this Agreement, the Warrants or the Registration Rights Agreement.

          (b) There are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority, now pending or (to the knowledge of Issuer) threatened against Issuer or any of the Subsidiaries which, if adversely determined, could have a material adverse effect on Issuer's business, financial condition, operations or assets.


                               Warrant Agreement
                               -----------------

          3.10 Brokers. All negotiations relative to this Agreement and the
               -------
transactions contemplated hereby have been carried out by Issuer directly with Investor without the intervention of any Person on behalf of Issuer in such manner as to give rise to any valid claim by any Person against Investor or any Holder for a finder's fee, brokerage commission or similar payment.

          SECTION 4. Restrictions on Transferability.
                     -------------------------------

          4.01 Transfers Generally. Except as otherwise provided in Section 5,
               -------------------                                  ---------
the Restricted Securities shall be transferable only upon the conditions specified in this Section 4 and in the Registration Rights Agreement, which
                  ---------
conditions are intended to insure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Restricted Securities.

          4.02 Transfers of Restricted Securities Pursuant to Registration
               -----------------------------------------------------------
Statements, Rule 144 and Rule 144A. The Restricted Securities may be offered or
- ----------------------------------
sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act, or (b) to the extent applicable, Rule 144 or Rule 144A.

          4.03 Notice of Certain Private Transfers. If any Holder of any
               -----------------------------------
Restricted Security desires to transfer such Restricted Security other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or Rule 144A, then such Holder shall deliver, at such Holder's expense, to Issuer a notice with respect to the proposed transfer, together with an opinion of Milbank, Tweed, Hadley & McCloy, or other counsel reasonably satisfactory to Issuer, to the effect that an exemption from registration under the Securities Act is available.

          4.04 Restrictive Legends. Until otherwise permitted by Section 4.05,
               -------------------                               ------------
each certificate for Warrants issued under this Agreement, each certificate for any Warrants issued to any subsequent transferee of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF JANUARY 31, 1992 (THE

                               Warrant Agreement
                               -----------------

     "WARRANT AGREEMENT"), BETWEEN ASSOCIATED HOLDINGS, INC., A DELAWARE
      -----------------
     CORPORATION ("ISSUER"), AND CHASE MANHATTAN INVESTMENT HOLDINGS, INC., A
                   ------
     DELAWARE CORPORATION, AS THE WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT."

          4.05 Termination of Restrictions. All the restrictions imposed by this
               ---------------------------
Section 4 upon the transferability of the Restricted Securities shall cease and
- ---------
terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and applicable state securities laws and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold under and pursuant to paragraph (k) of Rule 144. Whenever the restrictions imposed by this Section 4 shall terminate as to any Restricted Security as
                ---------
hereinabove provided, the Holder thereof shall be entitled to receive from Issuer, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

          SECTION 5. Certain Dispositions of Securities; Regulation Y Matters.
                     --------------------------------------------------------

          5.01 Certain Dispositions of Securities.
               ----------------------------------

          (a) Notwithstanding anything in this Agreement or the Warrants to the contrary, but subject to compliance with the Securities Act, applicable state securities laws and the requirement as to placement of a legend on certificates for Restricted Securities specified in Section 4.04, any Holder shall have the
                                       ------------
right to transfer any or all of its Restricted Securities:

          (i) to any Person who at the time owns (directly or indirectly) at least a majority of the Voting Capital Stock of such Holder;

         (ii) to any Person at least a majority of whose Voting Capital Stock shall at the time be owned (directly or indirectly) by such Holder or by any Person who owns

                               Warrant Agreement
                               -----------------

     (directly or indirectly) at least a majority of the Voting Capital Stock of such Holder;

         (iii) to another Holder; or

          (iv) in the case of any Holder which is an insurance company, pension fund, bank, bank holding company or a subsidiary of an insurance company, pension fund, bank or bank holding company, to a third party, if, in the reasonable judgment of such Holder, such transfer is required to be effected by such Holder because (A) its investment in Warrants or shares of Warrant Stock may exceed any limitation to which it is subject, or is otherwise not permitted, under any law, rule or regulation of any Governmental Authority, or (B) restrictions are imposed on such Holder under any law, rule or regulation which, in the reasonable judgment of such Holder, make it illegal or unduly burdensome to continue to hold such Warrants or shares of Warrant Stock or a portion thereof.

The party to which Restricted Securities are transferred pursuant to the immediately preceding sentence shall be deemed to be a Holder of such Restricted Securities and bound by the provisions of this Agreement applicable to Holders so long as he, she or it continues to own any of the Restricted Securities so transferred to such transferee.

          (b) If the circumstances described in clause (iv) of Section 5.01(a)
                                                -----------    ---------------
arise, Issuer shall assist such Holder in disposing of its Warrants and Warrant Stock in a prompt and orderly manner.

          (c) In the event of any underwritten public offering of Restricted Securities in which a Holder which is subject to the provisions of Regulation Y is participating pursuant to the Registration Rights Agreement or otherwise, Issuer shall use its best efforts to assist the underwriter in ensuring that any Warrants or Warrant Stock sold by such Holder are widely disseminated.

          5.02 Regulation Y Restrictions. Notwithstanding anything in this
               -------------------------
Agreement or the Warrants to the contrary, no Holder subject to the provisions of Regulation Y shall, and no such Holder shall permit any of its Bank Holding Company Affiliates to, transfer any Warrants or shares of Warrant Stock held by it, if, by virtue of such transfer or the right to effect such transfer, such Holder, together with its Bank Holding Company Affiliates, would Control Issuer (and, for purposes of

                               Warrant Agreement
                               -----------------
this restriction, a reasoned opinion of counsel to such Holder based on facts and circumstances deemed appropriate by such counsel to the effect that such Holder does not so Control Issuer shall be conclusive).

          5.03 Cancellation and Issuance. If any Holder or any of its Affiliates
               -------------------------
assigns or otherwise transfers all or any of its Loans and/or Commitments (including by selling participation therein), or assigns or otherwise transfers any of its rights or obligations under the Credit Agreement or the Notes, to any Person, such Holder may request (upon 10 days' prior notice to Issuer) that a number of Warrants held by such Holder be canceled on the date of such assignment and transfer and that a like number of Warrants be issued by Issuer to the Person to whom such Loans and/or Commitments, or such rights or obligations, are being assigned or otherwise transferred. Upon the date specified in such request:

          (a) Issuer shall issue, and the Holder shall surrender for cancellation, such number of Warrants as aforesaid, provided that such issuance shall not violate the Securities Act or any applicable state securities laws;

          (b) Issuer will deliver to each Person that receives a certificate for Warrants a favorable legal opinion from D'Ancona & Pflaum or Weil, Gotshal & Manges or other counsel to Issuer acceptable to such Person, covering the matters set forth in the opinion of counsel to Issuer attached hereto as Annex 3;
     -------

          (c) Each Person that receives a certificate for Warrants will deliver a certificate to Issuer affirming the representations and warranties contained in Section 2.04 as of such date; and
                  ------------

          (d) Issuer will deliver a certificate to each Person that receives a certificate for Warrants affirming the representations and warranties contained in Section 3 as of such date.
                  ---------

          SECTION 6. Issuer's Right of Repurchase.
                     ----------------------------

          6.01 Repurchase Right.
               ----------------

          (a) At the time of a Company Permitted Financing, Issuer shall have the right to repurchase on a pro rata basis from each holder of Tranche B
                             --- ----
Warrants and Tranche B Warrant Stock up to one-half (the "Buy-back Amount") of
the Tranche B                                             ---------------

                               Warrant Agreement
                               -----------------

Warrants and Tranche B Warrant Stock held by such holder, based on the ratio of the number of shares of Tranche B Warrant Stock (including Tranche B Warrant Stock issuable upon the exercise of Tranche B Warrants) owned by each such Holder to the number of shares of Tranche B Warrant Stock (including Tranche B Warrant Stock issuable upon the exercise of Tranche B Warrants) owned by all of the Holders (the "Repurchase Right"), provided, however, that in the event that
                  ---------- -----    --------  -------
the Tranche B Term Loans are not repaid in full at the time of a Company Permitted Financing, the Buy-back Amount shall be reduced to an amount equal to the product of (i) one minus the quotient resulting from dividing the amount of
                       -----
the Tranche B Term Loan which remains unpaid immediately after the Company Permitted Financing by $10,000,000, and (ii) the Buy-back Amount.

          (b) Issuer may exercise the Repurchase Right by delivering an irrevocable notice to the Holders indicating that Issuer will purchase the Tranche B Warrants and/or the Tranche B Warrant Stock specified in such notice and stating that a Company Permitted Financing will occur (a "Repurchase
                                                              ----------
Notice").
- ------

          6.02 Procedures. The purchase and sale of the Tranche B Warrants
               ----------
and/or the Tranche B Warrant Stock pursuant to the Repurchase Right shall be consummated on a date selected by Issuer by giving the Holders at least 10 days' prior written notice thereof, which date shall be set forth in the Repurchase Notice and which in no event shall be earlier than the date of the closing for the Company Permitted Financing nor later than three Business Days thereafter. Issuer shall purchase from the Holders, and each Holder shall sell to Issuer, Tranche B Warrants and/or Tranche B Warrant Stock: (i) in the case of each share of Tranche B Warrant Stock so purchased, at a price equal to the Repurchase Price on such date; and (ii) in the case of a Tranche B Warrant, at a purchase price equal to (A) the product of (1) the Repurchase Price and (2) the number of shares of Tranche B Warrant Stock for which such Tranche B
Warrant is exercisable as of the Repurchase Notice Date, minus (B) an amount
                                                         -----
equal to the aggregate Exercise Price as of the Repurchase Notice Date for such number of Shares of Tranche B Warrant Stock. Payment of the purchase price for the Tranche B Warrants and/or the Tranche B Warrant Stock so purchased by Issuer shall be made by wire transfer in immediately available funds.


                               Warrant Agreement
                               -----------------

          SECTION 7. Put Rights.
                     ----------

          7.01 Put Rights.
               ----------

          (a) At any time on or after the occurrence of the Triggering Event, but prior to the earlier to occur of (i) the Expiration Date and (ii) the consummation of a Qualified Public Offering, each Holder will have the right to require Issuer to purchase all of the Warrants and the Warrant Stock owned by such Holder.

          (b) A Holder may exercise a Put Right by delivering a notice to Issuer stating that such Holder will require Issuer to purchase the Warrants or Warrant Stock specified in such notice (a "Put Notice"). Within five days after receipt
                                   ----------
of a Put Notice by Issuer, Issuer shall give a notice to the Holders (other than the Holder who gave such Put Notice) advising them of the receipt by Issuer of such Put Notice, together with a copy of such Put Notice. The date upon which Issuer shall so advise the other Holders is herein called the "Company Notice
                                                               --------------
Date". Within 15 days after the Company Notice Date, each other Holder also may
- ----
give a Put Notice to Issuer and each such Put Notice shall be deemed given as of the date of the Put Notice given by the Holder initially exercising the Put Right. The failure so to give a Put Notice by a Holder within such 15-day period shall be without prejudice to the right of such Holder to give thereafter a Put Notice pursuant to this Section 7.
                        ---------

          7.02 Procedures.
               ----------

          (a) The purchase and sale of the Warrants and the Warrant Stock pursuant to a Put Right shall be consummated on a date selected by Issuer upon at least five days' prior written notice to such Holders, which date in no event shall be earlier than the date five days, nor later than the date 10 days, after the determination of Fair Market Value (the "Put Closing Date"). On the Put
                                             ----------------
Closing Date, Issuer shall purchase from the Holder which has given such Put Notice, and such Holder shall sell to Issuer, the Warrants and/or the Warrant Stock specified in such Put Notice: (i) in the case of each share of Warrant Stock so purchased, at a purchase price equal to the Put Price Per Share as of the Put Notice Date; and (ii) in the case of each Warrant, at a purchase price equal to (A) the product of (1) the Put Price Per Share as of the Put Notice Date and (2) the number of shares of Warrant Stock for which such Warrant is exercisable as of the Put Notice Date, minus (B) an amount equal to the
                                       -----
aggregate Exercise Price as of the Put Notice Date for such number of shares of Warrant Stock. Payment of the purchase price for the

                               Warrant Agreement
                               -----------------

Warrants and/or the Warrant Stock so purchased by Issuer shall be made by wire transfer in immediately available funds.

           (b) If Issuer is prohibited from purchasing all Warrants and Warrant Stock put to it pursuant to a Put Notice because (i) a default is then existing under the provisions of the Credit Agreement in respect of the Term Loans or the Revolving Credit Loans, or (ii) such purchase would result in any default under the Credit Agreement in respect of the Term Loans or the Revolving Credit Loans (the defaults described in clauses (i) and (ii) being herein referred to as "Defaults"), or (iii) Issuer does not have sufficient funds legally available
 --------
therefor under Delaware corporate law, then Issuer shall give notice (a "Put
                                                                         ---
Response Notice") to each Holder which has delivered such Put Notice of (x) the
- ---------------
reason that it is unable to purchase all Warrants and Warrant Stock put to it pursuant to a Put Notice, including (1) if due to a deficiency, the computation thereof, and/or (2) if due to a Default, the nature of the covenants which have been or would be breached and if such provisions are financial covenants, a computation of the amounts or ratios setting forth the deficiencies with respect to such covenants, and (y) the aggregate amount of such Warrants and Warrant Stock, if any, which it will be able to purchase, which Put Response Notice shall be delivered within five days of the determination of Fair Market Value and shall be given together with the notice of the Put Closing Date, if any, given by Issuer pursuant to the first sentence of Section 7.02(a). Each such
                                                  ---------------
Holder shall have the right to withdraw its Put Notice by delivering a notice (a "Put Withdrawal Notice") to Issuer at any time prior to the Put Closing Date or
 ---------------------
if none is set in the Put Response Notice, prior to the last day on which a Put Closing could occur pursuant to the first sentence of Section 7.02(a). If any
                                                      ---------------
such Holders have not timely delivered Put Withdrawal Notices, unless prohibited by a Default which has not been waived by the Lenders, Issuer thereupon shall purchase from such Holders the aggregate amount of Warrants and Warrant Stock, if any, it may purchase on such date with funds legally available under Delaware corporate law for such purpose. Such purchase shall be allocated among the Holders which have not timely delivered Put Withdrawal Notices pro rata, based
                                                               --- ----
on the ratio of the number of shares of Warrant Stock put to Issuer (including Warrant Stock issuable upon the exercise of Warrants put to Issuer) by each such Holder to the number of shares of Warrant Stock put to Issuer (including Warrant Stock issuable upon the exercise of Warrants put to Issuer) by all such Holders.

           If Issuer is prohibited from purchasing any Warrants and/or Warrant Stock upon the exercise by a Holder of a Put Right


                               Warrant Agreement
                               -----------------
for any of the reasons described in the first sentence of this Section 7.02(b),
                                                               ---------------
then Issuer shall use its best efforts to increase its legally available funds under Delaware law to an amount sufficient to enable it to purchase legally all Warrants and Warrant Stock put to it pursuant to a Put Notice and to obtain relief from the Defaults in order to enable it to make the required payments, including through effecting a Financing, obtaining the requisite consent of the Lenders and/or the Agent under the Credit Agreement or otherwise, in each case, as soon as possible.

           (c) If Issuer is prohibited from purchasing some of or all Warrants and/or Warrant Stock upon the exercise by a Holder of a Put Right for any of the reasons described in the first sentence of Section 7.02(b) and such Holder shall
                                           ---------------
not have timely delivered a Put Withdrawal Notice, then: (i) the Put Price Per Share for such Holder with respect to such unpurchased Warrants and/or Warrant Stock shall become an accruing liability of Issuer with interest thereon commencing on the date of exercise of such Put Right through the date on which the related Warrants and/or Warrant Stock are purchased by Issuer at a rate per annum equal to the Base Rate in effect from time to time plus 6%, compounded
                                                         ----
quarterly (such liability and interest being herein called the "Accruing
                                                                --------
Liability"); and (ii) such obligation of Issuer to purchase shall otherwise be
- ---------
deemed suspended for so long as and only to the extent that Issuer is unable to repurchase such Warrants and/or Warrant Stock after taking all the action described in the last paragraph of Section 7.02(b) (a "Put Postponement").
                                   ----------------    ----------------
On any Put Reactivation Date, the Put Price Per Share for such Warrants and Warrant Stock shall be deemed to be the Accruing Liability. As used herein,
"Put Reactivation Date" shall mean a date when the Put Postponement lapses in
 ---------------------
whole or in part and the obligation of Issuer to purchase Warrants and Warrant Stock shall no longer be deemed suspended to the same extent pursuant to clause (ii) of this Section 7.02(c).
- -----------         ---------------
           (d) If on the Expiration Date any Holder is prevented from exercising its rights under this Section 7 for any of the reasons described in the first
                      ---------
sentence of Section 7.02(b), Issuer's obligation to purchase Warrants and/or
            ---------------
Warrant Stock shall be extended until 5:00 p.m., New York City time, on the last day of the calendar month next following by at least 120 days the date upon which Issuer shall notify the Holders that such reason or reasons no long exist.

           (e) Each Holder agrees, for the benefit of the Lenders, that any Accruing Liability shall be subordinated in right of payment to the prior payment in full of all the Loans


                               Warrant Agreement
                               -----------------
and that no payment shall be made in respect of the principal of or interest on the Accruing Liability until the earliest to occur of: (i) the date on which the Loans have been fully paid; (ii) the date on which the requisite consent of the Lenders and/or the Agent under the Credit Agreement to such payment has been given; and (iii) the first date on which such payment is permitted under this Agreement.

          (f) Notwithstanding the foregoing, at any time prior to the Put Closing Date, the Majority Warrant Stockholders shall have the right to countermand the Put Notices of all Holders. Issuer shall give notice as soon as practicable to all Holders whose Put Notices were countermanded pursuant hereto.

          (g) The calculations of the Put Price Per Share and Equity Value under this Section 7, other than with respect to the determination of Fair Market
     ---------
Value, shall be subject to the reasonable approval of the applicable Majority Put Holders.

          7.03 Guarantee of the Operating Company.
               ----------------------------------

          (a) The Operating Company irrevocably and unconditionally guarantees to the Holders and their successors and permitted assigns, the full and punctual payment, performance, satisfaction and discharge in full when due of all of the obligations and liabilities of Issuer under and in accordance with Sections 7
                                                                   ----------
and 8, including without limitation all amounts payable hereunder or in
- -----
connection herewith. The Operating Company agrees that its obligations hereunder shall be unconditional, absolute and independent, irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, the Warrants or any other agreement or instrument referred to herein or therein, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 7.03 that the obligations of the Operating Company hereunder shall
     ------------
be absolute and unconditional under any and all circumstances, and that this guaranty may be enforced against it without first pursuing of exhausting any remedies or claims against Issuer or any other Person.

          (b) The Operating Company waives promptness, diligence, notice of acceptance, presentment, protest and dishonor with respect to obligations and liabilities of Issuer under and in accordance with Sections 7 and 8 and notice
                                                   ----------------
thereof and any other notice with respect to this guaranty and the obligations guaranteed hereby.


                               Warrant Agreement
                               -----------------

           (c) The guarantees set forth herein are continuing guarantees and shall remain in full force and effect until all obligations of Issuer guaranteed hereby have been paid, performed, satisfied, and discharged in full and shall inure to the benefit of and be enforceable by the Holders or their respective successors and permitted assigns. No failure to exercise, and no delay in exercising, any right hereunder, shall operate as a waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

           (d) The obligations of the Operating Company under this Section 7.03
                                                                   ------------
shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Issuer in respect of the guaranteed obligations is rescinded or must be otherwise restored by any Holder, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Operating Company agrees that it will indemnify each Holder on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by such Holder in connection with such rescission or restoration.

           (e) The Operating Company hereby agrees that until the payment and satisfaction in full of all guaranteed obligations hereunder of the Holders it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 7.03 hereof, whether by subrogation or otherwise,
                       ------------
against Issuer.

           SECTION 8. Call Rights; Look Back.
                      ----------------------

           8.01 Call Rights.
                -----------

           (a) At any time or from time to time after the seventh anniversary of the Closing Date, but prior to the earlier to occur of (i) the Expiration Date and (ii) a Qualified Public Offering, Issuer shall have the right to purchase all or any part of the Warrants and Warrant Stock owned by the Holders.

           (b) Issuer may exercise a Call Right by delivering an irrevocable notice to the Holders indicating that Issuer wishes to purchase the Warrants and/or the Warrant Stock specified in such notice (a "Call Notice").
                                                      -----------

           (c) The purchase and sale of the Warrants and/or the Warrant Stock pursuant to a Call Right shall be consummated on a date selected by Issuer by giving the Holders at least 10 days' prior written notice thereof, which date in no event shall be


                               Warrant Agreement
                               -----------------
earlier than the date five days, nor later than the date 10 days, after the determination of the Fair Market Value pursuant to the procedure described in the definition of such term in Section 1. Issuer shall purchase from the
                               ---------
Holders, and each Holder shall sell to Issuer, Warrants and Warrant Stock:
(i) in the case of each share of Warrant Stock so purchased, at a price equal to the Put Price Per Share; and (ii) in the case of a Warrant, at a purchase price equal to (A) the product of (1) the Put Price Per Share and (2) the number of shares of Warrant Stock for which such Warrant is exercisable as of the Call Notice Date, minus (B) an amount equal to the aggregate Exercise Price as of the
             -----
Call Notice Date for such number of shares of Warrant Stock. Payment of the purchase price for the Warrants and the Warrant Stock so purchased by Issuer shall be made by wire transfer in immediately available funds.

           (d) In connection with an exercise of a Call Right, if Issuer elects to purchase less than all of the Warrants and Warrant Stock then outstanding, Issuer shall purchase Warrants and Warrant Stock from the Holders on a pro rata
                                                                       --------
basis, based on the ratio of the number of shares of Warrant Stock (including Warrant Stock issuable upon the exercise of Warrants) owned by each such Holder to the number of shares of Warrant Stock (including Warrant Stock issuable upon the exercise of Warrants) owned by all of the Holders.

           (e) The calculations of the Put Price Per Share and Equity Value under this Section 8.01, other than with respect to the determination of Fair
           ------------
Market Value, shall be subject to the reasonable approval of the Majority Warrant Stockholders.

           8.02 Look Back Events.
                ----------------

           (a) If, within the 12-month period (a "Look Back Period") following
                                                  ----------------
each date on which the Holders (each, a "Look Back Holder") shall have sold
                                         ----------------
Warrants or Warrant Stock to Issuer pursuant to Section 8.01 (the "Prior Sale"),
                                                ------------       ----------
Issuer, the Subsidiaries, or any holder of Common Stock or Options or Convertible Securities with respect to such Common Stock shall have entered into any contract, arrangement or understanding relating to a Look Back Event, then upon occurrence of such Look Back Event Issuer shall forthwith pay to each Look Back Holder, by wire transfer in immediately available funds:

           (i) in the case of a Subsequent Asset Sale, an amount equal to the excess (if any) of (A) the product of (1) the Subsequent Share Value on the date of such Subsequent Asset Sale and (2) the number of shares of Warrant Stock sold in


                               Warrant Agreement
                               -----------------
      the Prior Sale (assuming that all Warrants sold in the Prior Sale by such Look Back Holder had been exercised immediately before the Prior Sale and were sold in the Prior Sale as Warrant Stock), over (B) the sum of (1) the aggregate amount received by such Look Back Holder in the Prior Sale ("Prior Amount") and (2) the product of (I) the Prior Amount (II) the Base
        ------------
      Rate and (III) the quotient determined by dividing the number of days lapsed from the Prior Sale through and including the date of the Look Back Event by 360; or
                    --

           (ii) in the case of a Subsequent Stock Sale, an amount equal to the excess (if any) if (A) the highest aggregate amount that such Look Back Holder would have been entitled to receive in the Subsequent Stock Sale had the Warrants or Warrant Stock sold in the Prior Sale been held by such Look Back Holder at the time of the Subsequent Stock Sale and sold in the Subsequent Stock Sale (assuming that all Warrants sold in the Prior Sale by such Look Back Holder had been exercised immediately before the Prior Sale and were sold in the Prior Sale as Warrant Stock) plus, all other
                                                             ----
      consideration to which such Look Back Holder would have been entitled in connection with the Subsequent Stock Sale, over (B) the sum of (1)
      the aggregate amount received by such Look Back Holder in the Prior Sale and (2) the product of (I) the Prior Amount, (II) the Base Rate and (III) the quotient determined by dividing the number of days lapsed from the Prior Sale through and including the date of the Look Back Event by 360; and
      ---

           (iii) an amount equal to all dividends and distributions paid on any date after the Prior Sale and to and including the date of the Look Back Event to which such Look Back Holder would have been entitled pursuant to
      Section 5.02 of the Warrant or otherwise if such Look Back Holder had been a Holder of Warrants and/or Warrant Stock (the "Interim Dividends"), plus,
                                                      -----------------    ----
      an amount equal to the product of (A) the Interim Dividends, (B) the Base Rate and (C) the quotient determined by dividing the number of days lapsed from the date each such dividend or distribution would have been received through and including the date of the Look Back Event by 360.

           For purposes of this Section 8.02, it shall be assumed that (x) all
                                ------------
adjustments required by the provisions of Section 4 and Section 5 of the form of Warrant attached as Annex 1 to this Agreement will have been made in respect of
                    -------
Warrants (whether or not outstanding) through and including the date of the relevant Look Back Event, (y) appropriate adjustments will have been made


                               Warrant Agreement
                               -----------------
in respect of the number of shares of Warrant Stock (and their character and terms) through and including the date of the relevant Look Back Event by reason of any stock dividend, subdivision, combination, consolidation, merger, sale, lease, transfer or recapitalization, any amendment to the certificate of incorporation of Issuer or any similar event effected on or after the Call Notice Date; and (z) Issuer was in compliance through the Look Back Event with the covenants set forth in Section 12. If the Issuer would have been in default
                           ----------
of any such covenants in such a way as to adversely affect the rights of the Look Back Holders then, in each such case, the computations and adjustments provided for in this Section 8.02(c) shall be made as nearly as possible in the
                     ---------------
manner so provided except that any additional adjustments required to protect the Holders against such adverse effects in accordance with the intent and principles of this Agreement shall be made.

          (b) As used herein, the following terms shall have the following respective meanings:

          (i) "Look Back Event" shall mean the occurrence (whether in one
               ---------------
     transaction or in a series of related transactions) of any Subsequent Asset Sale or Subsequent Stock Sale.

          (ii) "Subsequent Asset Sale" shall mean: (A) any merger, consolidation
                ---------------------
     or share exchange of Issuer with any other Person (whether or not Issuer is the surviving entity), and any reclassification or material change in Issuer's capitalization, in which any Stockholder receives any distribution in respect of his, her or its Common Stock; (B) any sale, lease or other disposition of all or a majority of the assets of Issuer (including by or through the issuance, sale, lease or other disposition of the capital stock or assets of, or a merger or consolidation involving, any Subsidiary of Issuer but excluding a sale/leaseback approved in good faith by the Board so long as there is no distribution to the Stockholders of the proceeds thereof) or any liquidation.

          (iii) "Subsequent Share Value" shall mean, with respect to each share
                 ----------------------
     of Common Stock on any Subsequent Asset Sale Date, an amount equal to the result obtained by dividing (A) the sum of (1) the aggregate fair market value of all consideration received by Issuer and the Subsidiaries and Stockholders in connection with the related Subsequent Asset Sale and all other consideration received by Wingate, Cumberland, their respective Affiliates or any limited

                               Warrant Agreement
                               -----------------
     partners of Cumberland in connection with such Subsequent Asset Sale which is properly attributable to their ownership interests in Issuer, net of ordinary and customary transaction expenses (including taxes) for a transaction of such size and nature (the "Net Consideration"), plus (2) the
                                               -----------------    ----
     greater of Fair Market Value or Equity Value as at such Subsequent Asset Sale Date (after giving effect to the related Subsequent Asset Sale and excluding the Net Consideration) by (B) the total number of shares (determined on a fully diluted basis) of all Common Stock outstanding on such Subsequent Asset Sale Date (after giving effect to the related Subsequent Asset Sale).

          (iv) "Subsequent Stock Sale" shall mean: (A) any repurchase,
                ---------------------
     redemption or other direct or indirect acquisition by Issuer of any Common Stock or Options or Convertible Securities exercisable for or convertible or exchangeable into Common Stock which equals or exceeds 25% of the Common Stock (on a fully diluted basis), (B) any sale, disposition or other transfer of any equity securities of Issuer or any Subsidiary of any class through a public offering involving the Issuer, (C) any sale, disposition or other transfer of any outstanding Common Stock or Options or Convertible Securities exercisable for or convertible or exchangeable into Common Stock which equals or exceeds 25% of the Common Stock (on a fully diluted basis).

          (c) Promptly following its execution (or the execution by one of its Affiliates or a Subsidiary) of an agreement pursuant to which, if the transaction contemplated thereby is consummated, a Look Back Event would occur, and, if different, the date of occurrence of a Look Back Event, Issuer shall deliver a notice to the Look Back Holders of the execution of such agreement (describing in reasonable detail the contents thereof and the contemplated schedule for its consummation) and of the occurrence of such Look Back Event.

          (d) The calculations of Subsequent Share Value under this Section 8.02
                                                                    ------------
shall be subject to the reasonable approval of the Majority Warrant
Stockholders.

                               Warrant Agreement
                               -----------------

           SECTION 9. Right to Join in Sale.
                      ---------------------

           9.01 Tag-Along Rights.
                ----------------

           (a) Notwithstanding anything herein to the contrary, but subject to the provisions of Section 9.01(b), if Wingate, Cumberland, Boise Cascade, Good
                  ---------------
Capital or any controlling stockholder of Issuer who purchases shares directly from Issuer or any of their respective transferees (other than pursuant to an underwritten public offering or in an ordinary brokerage transaction under
Rule 144) proposes, in a single transaction or a series of related transactions, to sell, dispose of or otherwise transfer, directly or indirectly, any shares of Common Stock then outstanding in any manner, other than (i) the Employee Shares,
(ii) pursuant to a registration statement filed pursuant to the Securities Act in which the Holders may participate pursuant to the terms of the Registration Rights Agreement, or (iii) in an ordinary brokerage transaction pursuant to
Rule 144 (each, a "Tag-Along Sale"), then Issuer shall cause such Stockholder
                   --------------
(the "Selling Stockholder") to refrain from effecting such transaction unless,
      -------------------
prior to the consummation thereof, the Holders shall have been afforded the opportunity to join in such transfer as provided in Section 9.02 (it being
                                                    ------------
understood that such Holders shall pay their own expenses in connection therewith).

           (b) The provisions of Section 9.01(a) shall not apply in connection
                                 ---------------
with any sale, disposition or other transfer of (i) up to 25% of the shares of Common Stock beneficially owned by Cumberland as of the date hereof to Wingate and its majority-owned subsidiaries, (ii) any shares of Common Stock beneficially owned (on a fully diluted basis) by Boise Cascade to Wingate and its majority-owned subsidiaries, (iii) any shares of Common Stock beneficially owned (on a fully diluted basis) by Good Capital to Wingate and its majority-owned subsidiaries and (iv) any shares of Common Stock beneficially owned (on a fully diluted basis) by Wingate to any of the Persons listed on Schedule II;
                                                                -----------
provided, however, that any further sale, disposition or transfer by such
- --------  -------
transferee shall be subject to the provisions of this Section 9.
                                                      ---------

           (c) On the date hereof, Issuer shall deliver to Investor a Joinder Agreement in the form of Annex 5, executed by Wingate, Boise Cascade, Good
                         -------
Capital, Cumberland and Issuer.

           (d) As a condition to the validity of any sale, disposition or other transfer of any Common Stock (i) by any of the Persons who have executed and delivered Joinder Agreements pursuant to Section 9.01(c) or this Section 9.01(d)
                                         ---------------         ---------------
to any other

                               Warrant Agreement
                               -----------------

Person, or (ii) by Issuer to any Person in a transaction in which such Person would become a controlling stockholder of Issuer, other than pursuant to an underwritten public offering or in an ordinary brokerage transaction under Rule 144, the transferee thereof shall execute and deliver to Issuer and each Holder a Joinder Agreement.

           9.02 Procedures. Prior to the consummation of any transaction
                ----------
subject to Section 9.01, the Person or group of Persons that proposes to acquire
           ------------
shares of Common Stock in a Tag-Along Sale (the "Proposed Purchaser") shall make
                                                 ------------------
a written offer to the Holders (the "Tag-Along Purchase Offer") which offer
                                     ------------------------
shall describe in reasonable detail the Common Stock and Warrants proposed to be purchased, the price to be paid and all other terms of the Tag-Along Sale. The Holders shall have 15 days after the making of the Tag-Along Purchase Offer in which to accept the Tag-Along Purchase Offer. If any Holder accepts the Tag Along Purchase Offer ("Participating Holder"), such Participating Holder shall
                       --------------------
be entitled to sell in the Tag-Along Sale a number of shares of Warrant Stock (including Warrant Stock issuable upon the exercise of Warrants) equal to the product of (i) the quotient determined by dividing (x) the number of shares of Warrant Stock owned by such Participating Holder (including Warrant Stock issuable upon the exercise of Warrants) by (y) the aggregate number of shares of Common Stock (on a fully diluted basis) owned by the Selling Stockholder and all Participating Holders, and (ii) the aggregate number of shares of Common Stock and Warrants proposed to be purchased by the Proposed Purchaser in the Tag-Along Sale; provided, however, that if the Tag-Along Sale would cause a Change of
      --------  -------
Control or would cause any controlling stockholder and their respective Affiliates other than Wingate to own less than a majority of the outstanding Common Stock or less than a majority of the Voting Capital Stock of Issuer, then the Participating Holders shall be entitled to sell 100% of their respective Warrants and Warrant Stock (but not exceeding the aggregate amount of shares of Common Stock proposed to be acquired in the Tag-Along Sale). The Tag-Along Purchase Offer shall be at the same price and on the same terms and conditions as the offer by the Proposed Purchaser to the Selling Stockholder, except that no Participating Holders shall be required to make representations and warranties to or agreements with the Proposed Purchaser other than representations, warranties and agreements regarding such Participating Holder and its ownership of the Warrants and/or Warrant Stock to be sold in the Tag-Along Sale.

           9.03 Issuer's Covenants. Issuer will not, on or after the date
                ------------------
hereof, either (a) deliver to the persons specified in

                               Warrant Agreement
                               -----------------

Section 9.01(a) a certificate evidencing any shares of Common Stock being sold
- ---------------
in a transaction requiring that a Tag-Along Purchase Offer be made unless the Proposed Purchaser shall have in fact made a Tag-Along Purchase Offer in accordance with the provisions of Section 9.02, or (b) deliver to the persons
                                  ------------
specified in Section 9.01(a) a certificate evidencing any shares of Common Stock in connection with any other transaction without including on the reverse side of such certificate a legend in substantially the following form:

           THE SALE, DISPOSITION OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS OF SECTIONS 9 AND 10 OF THAT CERTAIN WARRANT AGREEMENT DATED AS OF JANUARY 31, 1992, BETWEEN ASSOCIATED HOLDINGS, INC., A DELAWARE CORPORATION ("ISSUER"), AND
                                                    ------
           CHASE MANHATTAN INVESTMENT HOLDINGS, INC., A DELAWARE CORPORATION, AS SUCH WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME. A COPY OF THE FORM OF SUCH WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SECTIONS 9 AND 10 OF SUCH WARRANT AGREEMENT.

           SECTION 10. Obligation to Join in Sale.
                       --------------------------

          10.01 Go-Along Obligations. In the event of a Go-Along Sale prior to
                --------------------
the earliest of a Change in Control, a Qualified Public Offering and the Expiration Date, each Holder shall be obligated to, and shall, if so requested by Wingate, (a) sell, transfer and deliver, or cause to be sold, transferred and delivered to the Third Party Purchaser, all (but not less than all) Warrants and Warrant Stock owned by it at the same price per share and on the same terms and conditions (except as expressly permitted below) as are applicable to Wingate except that no Holders shall be required to make representations and warranties to or agreements with the Third Party Purchaser other than representations, warranties and agreements regarding such Holder and its ownership of the Warrants and/or Warrant Stock to be sold in the Go-Along Sale; and (b) if stockholder approval of the transaction is required, vote its shares of Warrant Stock entitled to vote thereon in favor thereof (or abstain from voting, unless such abstention would defeat the approval of such transaction) at any meeting of Issuer's stockholders called for the purpose of voting on such transaction (it being understood that such Holders shall not be obligated to pay their pro rata
                                                                       --- ----

                               Warrant Agreement
                               -----------------
portion of the transaction costs associated with the sale, transfer or delivery), provided, that if the Majority Warrant Stockholders so request, such
           --------
Go-Along Sale shall be at a Fair Price.

           10.02 Procedures.
                 ----------

           (a) Wingate shall deliver a written notice ("Go-Along Notice") to
                                                        ---------------
each of the Holders setting forth the consideration per share to be paid by the Third Party Purchaser and the other terms and conditions of the Go-Along Sale. Not later than the later of 20 days following the Go-Along Notice Date or five days following the determination of Fair Price and the cash equivalent of non-cash consideration, if any, each of the Holders shall deliver to Wingate Warrant certificates and certificates representing Warrant Stock, accompanied by duly executed stock powers. At the closing for the Go-Along Sale, Wingate shall remit to each of the Holders the consideration to which they are entitled.

           (b) If any Holder should fail to deliver its Warrants or certificates representing Warrant Stock, Issuer shall cause the books and records of Issuer to show that such Warrants and/or Warrant Stock are bound by the provisions of this Section 10 and that such Warrants and/or Warrant Stock shall be transferred
     ----------
only to the Third Party Purchaser upon surrender for transfer by the Holder thereof.

           (c) If, within 120 days after Wingate delivers a Go-Along Notice, the Go-Along Sale is not completed, Wingate shall return to each Holder all Warrants and certificates representing Warrant Stock that such Holder delivered for sale pursuant hereto.

           10.03 Issuer's Covenants. Issuer will not, on or after the date
                 ------------------
hereof, deliver a certificate evidencing any shares of Common Stock in connection with any other transaction (other than shares of Common Stock which are being sold, or which have previously been sold, in a Tag-Along Sale, Go-Along Sale, a registered public offering or a sale to the public pursuant to Rule 144) without including on the reverse side of such certificate a legend in substantially the form set forth in Section 9.03.
                                    ------------

           10.04 Definition of Go-Along Sale. As used herein the following terms
                 ---------------------------
shall have the following respective meanings:

           "Go-Along Sale" shall mean (i) the sale for cash by Wingate and its
            -------------
Affiliates of 100% of the equity interests in Issuer beneficially owned by them in a private offering, (ii) the


                               Warrant Agreement
                               -----------------
sale for cash of all or substantially all of the assets of Issuer followed immediately by the distribution to the holders of the Common Stock of the net proceeds available for distribution, or (iii) a merger or consolidation involving Issuer, wherein the holders of the Common Stock will receive cash for their Common Stock, in each case in a bona fide arm's length transaction to or with a Third Party (the "Third Party Purchaser"). Notwithstanding the foregoing,
                         ---------------------
"Go-Along Sale" shall also include transactions of the type described above where the consideration is other than cash, provided, that each Holder shall
                                            --------
have the option to receive such consideration in an amount of cash equal to the Fair Price of their respective interests in Issuer, but in any event not less than the cash equivalent of the greatest amount of consideration paid to Wingate or any Affiliate in respect of its shares in Issuer, as determined by the Investment Banking Firms in the manner set forth below.

           "Fair Price" shall mean that the consideration or net proceeds to be
            ----------
received by Issuer, if applicable, and by the holders of the Common Stock in or immediately following a Go-Along Sale, is fair from a financial point of view, and shall be determined as follows:

           Within five days after the Go-Along Notice Date, Issuer and the Majority Warrant Stockholders shall each designate a representative and such representatives will meet and use their best efforts to reach an agreement on a Fair Price. If the representatives designated by Issuer and the Majority Warrant Stockholders are unable to reach such agreement within 15 days after the date on which the later of the two representatives are designated, then (A) the Majority Stockholders shall immediately designate one Investment Banking Firm; (B)
Issuer shall immediately designate one Investment Banking Firm; (C) the two Investment Banking Firms so selected shall, within 20 days after the date on which the later of the two Investment Banking Firms are appointed, determine independently a Fair Price; (D) if the lesser of the two prices exceeds or is equal to 90% of the other price, then the Fair Price will be the average of the two, which average amount shall be conclusive and binding upon all the applicable parties; (E) if the lesser of the two prices is less than 90% of the other price, then the two Investment Banking Firms shall, within 20 days of the date of determination of the later of the two prices appoint a third Investment Banking Firm; and (F) the third Investment Banking Firm so selected shall, within 15 days of its appointment, determine independently a Fair Price, which


                               Warrant Agreement
                               -----------------
      determination shall be conclusive and binding upon all the applicable parties.

          Issuer will provide each Investment Banking Firm with all information about Issuer and the Subsidiaries which such Investment Banking Firm reasonably deems necessary for determining a Fair Price. The fees and expenses of the determination of Fair Price and the cash equivalent of non-cash consideration as provided herein (including those of the Investment Banking Firms) will be paid by Issuer. Issuer may require that the Investment Banking Firms keep confidential any non-public information received as a result of this paragraph pursuant to reasonable confidentiality arrangements.

In the event that the consideration to be paid by the Third Party Purchaser consists of anything other than cash, the cash equivalent of such non-cash consideration shall be determined by the Investment Banking Firm pursuant to the same procedure and at the same time as a Fair Price is determined.

           "Third Party" shall mean a Person or entity not otherwise an
            -----------
Affiliate of Issuer or a Subsidiary or any of Issuer's stockholders.

           SECTION 11. Earn Back.
                       ---------

           11.01 Calculation of Earn Back. Following the Calculation DAte for a
                 ------------------------
Subject Holder, such Subject Holder shall surrender or pay to Issuer at the option of the Subject Holder (i) Tranche B Warrants to purchase a number of Stock Units equal to the product of the Applicable Earn Back Percentage and P,
(ii) outstanding Stock Units equal to the product of the Applicable Earn Back Percentage and P, or (iii) an amount in cash equal to the product of the Applicable Earn Back Percentage and the Warrant Income (an "Earn Back").
                                                            ---------
Notwithstanding the foregoing, Issuer will not be entitled to any Earn Back in the event that a Company Permitted Financing has occurred.

           11.02 Payment of Earn Back. If an Earn Back payment is due on the
                 --------------------
Calculation Date, not later than 30 days following such Calculation Date, the Subject Holder shall deliver such Earn Back to Issuer in Warrants, certificates representing outstanding Warrant Stock, or cash, as the case may be, accompanied by a certificate setting forth the calculation of the Earn Back in reasonable detail, including calculation of the Applicable Earn Back Percentage, IRR, Warrant Income and Y. If necessary in connection therewith, Issuer shall simultaneously execute and


                               Warrant Agreement
                               -----------------
deliver to such Subject Holder a new Warrant and/or certificate evidencing outstanding Warrant Stock covering the number of shares owed by or issuable to (as the case may be) such Subject Holder immediately after payment of such Earn Back.

           11.03 Applicability of Earn Back Provision. (a) To the extent that
                 ------------------------------------
the provisions of this Section 11 are applied to any transferee of Tranche B
                       ----------
Warrants and/or Tranche B Warrant Stock, Warrant Income with respect to such transferee and the transferred securities will be computed taking into account all Warrant Income received by prior Holders in respect of such transferred securities plus proceeds received on such Calculation Date, and IRR with respect to such transferee will be computed as if such transferee had made a Tranche B Loan at Closing in an amount proportional to the ratio of such Holder's Warrants and Warrant Stock to all such Warrants and Warrant Stock originally issued.

           (b) This Section 11 shall become inapplicable to Warrants and/or
                    ----------
Warrant Stock immediately after the purchase of such Warrants and/or Warrant Stock by any Person pursuant to a registered public offering, a sale pursuant to Rule 144 or a Go-Along Sale. The purchaser of any Warrant or Warrant Stock purchased from a Holder in the manner indicated in the preceding sentence shall not be deemed a Subject Holder with respect thereto.

           11.04 Special Definitions. For purposes of this Section 11:
                 -------------------                       ----------

           "Calculation Date," with respect to each Subject Holder means the
            ----------------
first day on or before the seventh anniversary of the Closing Date which is the date on which any of such Holder's Warrants or Warrant Stock are purchased by Issuer pursuant to Sections 7 or 8, or sold pursuant to Sections 9 or 10,
                   ----------    -                      ----------    --
in another sale of the entire equity interest in the Company or in an IPO in which any of such Holder's Warrant Stock is sold or could have been sold, provided such first day is after the repayment in full of each Tranche B Loan.

           "Subject Holder" means a Holder of Tranche B Warrants and/or Tranche
            --------------
B Warrant Stock which receives Warrant Income.

           "Applicable Earn Back Percentage" as of any Calculation Date is the
            -------------------------------
lower of the Earn Back Percentages in the table below corresponding to the applicable IRR and Warrant Income achieved by the Subject Holder as of such Calculation Date. If application of an Earn Back Percentage would reduce the Subject Holder's IRR or Warrant Income to a level below the minimum for the Earn


                               Warrant Agreement
                               -----------------

Back Percentage being applied, the next lower Earn Back Percentage will be applied unless it too would result in reduction below the minimum for such lower Earn Back Percentage, in which case the next lower Earn Back Percentage shall be applied, and so forth. If the application of an Earn Back Percentage would result in an IRR or Warrant Income below the lowest number in the table, the Earn Back Percentage shall be zero.


                                EARN BACK TABLE
                                ---------------

                                                            Earn Back
          IRR                 Warrant Income                Percentage
          ---                 --------------                ----------
          25%                 Y x $5,000,000                   10%
          30%                 Y x $6,000,000                   20%
          35%                 Y x $7,000,000                   30%
          40%                 Y x $9,000,000                   40%

"Y" = P/Q

in which

"P" = the number of Stock Units the Subject Holder and its Affiliates are entitled to purchase.

"Q" = equals the total number of Stock Units which all Holders were entitled to purchase on the Date of Issuance.


          "Warrant Income" means all cash and Marketable Securities received by the Subject Holder and its Affiliates in respect of the Tranche B Warrants and Tranche B Warrant Stock or any securities or Property received in exchange therefor, including but not limited to dividends, distributions, interest or principal (but not interest or principal on the Loans or proceeds from sale or transfer thereof). To the extent any Subject Holder chooses to include fewer shares of Warrant Stock in an IPO or Tag-Along Sale than could be accommodated therein (assuming participation in such event by all Holders) without diminution in price, such Subject Holder shall be deemed to have received Warrant Income equal to the amount it would have received had it included the greatest number of shares possible. The value of Marketable Securities shall be computed as the average market price per unit during the 20-day period beginning 10 days before and ending 10 days after the applicable Calculation Date.


                               Warrant Agreement
                               -----------------

           "IRR" means internal rate of return with respect to the Tranche B
            ---
Term Loans for the Subject Holder and its Affiliates, with investment deemed to be pro rata for deemed portion of Tranche B Loans and taking into account
   --------
Warrant Income, principal and interest on the Tranche B Loans received by the Subject Holder and its Affiliates, computed in accordance with accepted financial practice.


           SECTION 12. Holders' Rights.
                       ---------------

           12.01 Delivery Expenses. If any Holder surrenders any certificate for
                 -----------------
Warrants or Warrant Stock to Issuer or a transfer agent of Issuer for exchange for instruments of other denominations or registered in another name or names, Issuer shall cause such new instruments to be issued and shall pay the cost of delivering to or from the office of such Holder from or to Issuer or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

           12.02 Taxes. Issuer shall pay all taxes (other than Federal, state or
                 -----
local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the Registration Rights Agreement or the issuance of the Warrants and Warrant Stock hereunder or in connection with any modification of this Agreement, the Registration Rights Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of Issuer under this Section 12.02 shall survive any redemption, repurchase or
                     -------------
acquisition of Warrants or Warrant Stock by Issuer, any termination of this Agreement or the Registration Rights Agreement, and any cancellation or termination of the Warrants.

           12.03 Replacement of Instruments. Upon receipt by Issuer of evidence
                 --------------------------
reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Stock, and

           (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the owner of the same is
                                     --------
      the Investor or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or

           (b) in the case of mutilation, upon surrender or cancellation thereof,


                               Warrant Agreement
                               ----------------

Issuer, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

           12.04 Certain Restrictions. Issuer shall not at any time enter into
                 --------------------
an agreement or other instrument limiting in any manner its ability to perform its obligations under this Agreement, the Registration Rights Agreement or the Warrants, or making such performance or the issuance of shares of Common Stock upon the exercise of any Warrant a default under any such agreement or instrument other than the Credit Agreement.

           12.05 Transactions with Affiliates. Except as expressly permitted
                 ----------------------------
by this Agreement, Issuer shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including guarantees and assumptions of obligations of an Affiliate); provided, however, that (i) any Affiliate who is
                              -----------------
an individual may serve as an officer or employee of Issuer or its Subsidiaries and receive reasonable compensation for his or her services in such capacity, and (ii) Issuer and its Subsidiaries may enter into transactions providing for the leasing of Property, the rendering or receipt of services or the purchase or sale of inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to Issuer and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Third Party; or (e) at any time before February 1, 1999, pay to Wingate, Cumberland or any of their respective Affiliates any management, consultant, financial advisor, director or similar fees ("Sponsor Management Fees"), except (i) Sponsor
                           -----------------------
Management Fees of not more than $25,000 in any month (the "Monthly Management
                                                            ------------------
Fees") plus (ii) up to an additional $200,000 of Sponsor Management Fees for any
- ----
fiscal year (the "Annual Management Fees") if, giving effect to the payment of all Monthly Management Fees and to the payment of such Annual Management Fee (solely for which purpose such Annual Management Fee shall be deemed to have been paid in such fiscal year), EBITDA for such fiscal year is not less than the EBITDA set forth opposite such fiscal year in Schedule V of the Credit Agreement; provided that no Annual Management Fees for any fiscal year shall be
           --------
paid until each Holder has received the financial statements of Issuer for such fiscal year required to


                               Warrant Agreement
                               -----------------
be delivered to such Holder pursuant to Section 12.10(b) hereof; and provided,
                                        ----------------             --------
further, that, in any event, no Annual Management Fee shall be paid if, at the
- -------
time of such payment and after giving effect thereto, any Default (as such term is defined in the Credit Agreement) or similar event under other agreements relating to indebtedness shall have occurred and be continuing; and provided, further, that any Annual Management Fees that shall not be paid because of the occurrence and continuance of any Default (as such term is defined in the Credit Agreement) shall continue to accrue.

           12.06 Certain Covenants.
                 -----------------

           (a) Issuer shall, at all times prior to the Expiration Date, retain a nationally recognized independent accounting firm as its auditors.

           (b) Except as otherwise specifically provided herein, Issuer shall not effect any repurchase, recapitalization, reorganization, reclassification, merger, consolidation, share exchange, liquidation, spin-off, stock split, dividend, distribution or stock consolidation, subdivision or combination that would not afford to each Stockholder and Holder the same type and amount of consideration.

           (c) At any time prior to a Qualified Public Offering, Issuer shall afford, and shall cause its Subsidiaries to afford, any Holder of Warrants and/or Warrant Stock or its authorized agents or any prospective purchasers of Warrants and/or Warrant Stock, access, at reasonable times, upon reasonable prior notice, (i) to inspect the books and records of Issuer and its Subsidiaries, (ii) to discuss with management of Issuer and its Subsidiaries the business and affairs of Issuer and its Subsidiaries, and (iii) to inspect the properties of Issuer and its Subsidiaries.

           (d) So long as any Warrants or Warrant Stock shall remain outstanding, neither Issuer nor any of its Subsidiaries shall (i) issue any Participating Security, Options for or Convertible Securities convertible into a Participating Security, (ii) issue any class of equity other than Common Stock as presently constituted and Preferred Stock outstanding on the date hereof,
(iii) make or agree to make payments to any Person, such as any "phantom" stock payments, where the amount thereof is calculated with reference to fair market or equity value of Issuer or any of the Subsidiaries, or (iv) issue any Common Stock for less than the Exercise Price.


                               Warrant Agreement
                               -----------------

           (e) [Intentionally omitted].

           (f) Issuer shall afford each Holder and its authorized agents the right to attend all meetings of shareholders of Issuer and the Subsidiaries.

           (g) Issuer will, and will cause each of the Subsidiaries to take such action as will be necessary from time to time to ensure that Issuer or a Subsidiary owns at least 80% of each class of capital stock of each Subsidiary.

           (h) Issuer shall hold an annual meeting of shareholders in Texas, Illinois or New York.

           (i) To enable the ready and consistent determination of the Put Per Share and compliance with the covenants set forth herein, neither Issuer nor any of its Subsidiaries will change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

           (j) Except as otherwise specifically provided herein, Issuer shall not effect any repurchase or redemption of Common Stock and shall cause its Subsidiaries not to effect any repurchase or redemption of Common Stock from any stockholder, other than (a) on a pro rata basis from all stockholders and
                                     --------
Warrant Holders participating in such repurchase or redemption at the same type and amount of consideration, or (b) from former employees of the Operating Company for an aggregate purchase price of no more than $200,000 in any 12-month period. Any repurchase or redemption of Common Stock shall include Warrant Stock.

           (k) Issuer shall provide each Holder with notice of the occurrence of the Triggering Event as soon as possible, but in no event later than the third Business Day following such Triggering Event, together with a brief description of the event.

           (l) Issuer shall not amend or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in any manner which would have an adverse effect on the Warrant Stockholders without the prior written consent of the Majority Warrant Stockholders. Without limiting the generality of the foregoing, Issuer shall not amend, or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in a way which would materially increase the benefits of the parties thereto, increase the number of securi-


                               Warrant Agreement
                               -----------------
ties which may be issued or sold thereunder, or materially modify the requirements as to eligibility for participation therein.

          12.07 Indemnification. Issuer shall indemnify and hold harmless each
                ---------------
of the Investor and the Holders and each of their respective directors, officers, employees, stockholders, Affiliates and agents (each, an "indemnified
                                                                    -----------
person") on demand from and against any and all losses, claims, damages,
- ------
liabilities (or actions or other proceedings commenced or threatened in respect thereof) and expenses that arise out of, result from, or in any way relate to, this Agreement, the Warrants or the Registration Rights Agreement, or in connection with the other transactions contemplated hereby and thereby (other than the mere diminution of the Investment by Holders in the Warrants unaccompanied by any other violation of this Agreement), and to reimburse each indemnified person, upon its demand, for any legal or other expenses incurred in connection with investigating, defending or participating in the defense of any such loss, claim, damage, liability, action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which any such expenses arise), other than any of the foregoing claimed by any indemnified person to the extent incurred by reason of the gross negligence or willful misconduct of such indemnified person. No indemnified person shall be responsible or liable to either Issuer or any other Person for any damages which may be alleged as a result of or relating to this Agreement, the Warrants or the Registration Rights Agreement, or in connection with the other transactions contemplated hereby and thereby.

          12.08 Preemptive Rights. If, at any time on or after the date hereof
                -----------------
and prior to a Qualified Public Offering, Issuer shall propose to sell or issue any New Securities to any Person (other than in connection with business combinations and certain employee stock and stock option plans which in each case have been approved by the Majority Warrant Stockholders) (a "Proposed
                                                                  --------
Sale"), then Issuer shall, at least 30 days prior to the Proposed Sale, give
- ----
each Holder (an "Offeree") a notice (the "Offer Notice") of the Proposed Sale
                 -------                  ------------
(it being understood that the Offer Notice also shall contain full particulars of the Proposed Sale, including the identity of the proposed beneficial and record owners of the New Securities and the purchase price per unit of the New Security).

          In the Offer Notice, Issuer shall offer to each Offeree, subject to consummation of the Proposed Sale, for 20 Business Days (the "Offer Period")
                                                              ------------
commencing on the date of receipt by such Offeree of the Offer Notice, the opportunity to

                               Warrant Agreement
                               -----------------
purchase from Issuer: (a) up to that number of units of the New Securities, at the same purchase price per unit (and on the same terms and conditions as offered to the proposed purchaser, under the Proposed Sale), equal to the product of (i) the quotient determined by dividing (A) the number of shares of Warrant Stock held by such Offeree (assuming the exercise by such Offeree of all Warrants held by it) by (B) the number of shares of Common Stock outstanding on a fully diluted basis, and (ii) the number of New Securities to be sold or issued in the Proposed Sale; provided, that if the New Securities shall consist
                             --------
of voting Common Stock, each Offeree shall have the option to purchase, in lieu of such voting Common Stock, up to an equal number of shares of non-voting Common Stock otherwise identical to and convertible at Offerees option into such voting Common Stock. In the event that an Offeree does not purchase New Securities from Issuer in accordance with this paragraph, each Offeree which has elected to purchase New Securities hereunder (a "Purchasing Offeree") shall be
                                                 ------------------
entitled to purchase out of such unpurchased New Securities the same proportion of the unpurchased units of such New Securities as the total number of shares of Warrant Stock owned by such Purchasing Offeree bears to the total number of shares of Warrant Stock owned by all Purchasing Offerees.

          An Offeree may elect to accept the offer to purchase any New Securities pursuant to this Section 12.08 by delivering a notice to Issuer (an
                            -------------
"Election Notice") within the Offer Period indicating the number of the New
 ---------------
Securities which such Offeree elects to purchase. On the date of the Proposed Sale, each Offeree which has delivered an Election Notice shall deliver the purchase price for its New Securities to Issuer in immediately available funds.

          If (a) the number of New Securities proposed to be sold or issued in the Proposed Sale is increased, (b) or any of the price, terms or conditions is changed in a manner more favorable to the proposed purchaser under the Proposed Sale after each Offeree has received the Offer Notice, or (c) the Proposed Sale has not been consummated within 120 days of the giving of the Offer Notice, then, whether or not such Offeree previously has accepted the offer to purchase contained in the Offer Notice, Issuer shall notify such Offeree of any such change. Such Offeree thereupon shall have until the later of (1) 10 Business Days after receipt of such notice of change and (2) 20 Business Days after receipt of the original Offer Notice within which to accept the initial offer as so changed.

          12.09 Board Observers. Issuer shall afford the Holders the opportunity
                ---------------
to have two representatives (each, an

                               Warrant Agreement
                               -----------------

"Observer") attend as an observer at (but not participate in or vote at) each
 --------
meeting of the Board and each meeting of the board of directors of each Subsidiary of Issuer. Issuer shall give each Observer notice of all such meetings at the same time and in the same manner as notice is given to members of the Board and of the board of directors of each Subsidiary of Issuer. Each Observer shall be entitled to receive all written materials and other information given to the directors of Issuer and the directors of each Subsidiary of Issuer in connection with such meetings at the same time and in the same manner and form such materials and information are given to the directors, and copies of all minutes and all resolutions adopted by the Board and by the board of directors of each Subsidiary of Issuer (whether at meetings, by written consent or otherwise) promptly after such adoption and (if applicable) approval thereof (it being understood that such copies shall be certified by the Secretary or Assistant Secretary of Issuer or the relevant Subsidiary of Issuer, as the case may be). The Observers shall be appointed by the affirmative vote of the Majority Warrant Stockholders. Issuer shall reimburse each Holder for the reasonable out-of-pocket expenses incurred by such Holder in connection with the exercise of their rights under this Section 12.09.
                                                                  -------------

           12.10 Financial Statements, Etc. Issuer shall deliver the information
                 --------------------------
specified below to each Holder of a Warrant or Warrant Stock:

           (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of Issuer, consolidated and consolidating statements of income, retained earnings and cash flows of Issuer and the Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of each such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year (if any), accompanied by a certificate of a senior financial officer of Issuer, which certificate shall state that such financial statements fairly present the financial condition and results of operations of Issuer and the Subsidiaries, and said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of Issuer and of the Subsidiaries, respectively, in each case in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments);


                               Warrant Agreement
                               -----------------

          (b) as soon as available and in any event within 90 days after the end of each fiscal year of Issuer, consolidated and consolidating statements of income, retained earnings and cash flow of Issuer and the Subsidiaries, for such fiscal year and the related consolidated and consolidating balance sheets as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and accompanied (i) in the case of said consolidated statements and balance sheet, by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Issuer and the Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any default under any credit agreement to which Issuer and/or any of the Subsidiaries is a party, and (ii) in the case of said consolidating statements and balance sheets, by a certificate of a senior financial officer of Issuer, which certificate shall state that said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of Issuer and of each of the Subsidiaries, in each case in accordance with GAAP, as at the end of, and for, such fiscal year;

          (c) as soon as available, and in any event within 30 days after the end of each monthly accounting period in each fiscal year of Issuer, a statement of EBITD for the 12 months ended at the end of such monthly accounting period;

          (d) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which Issuer or any of the Subsidiaries shall have filed with the Commission (or any Governmental Authority substituted therefor) or any national securities exchange; and

          (e) promptly upon the mailing thereof to the shareholders of Issuer or any holder of Indebtedness of Issuer and/or the Subsidiaries generally, copies of all financial statements, reports and proxy statements so mailed.

                               Warrant Agreement
                               -----------------

          12.11 Holders' Rights in Case of Other Securities. If the Holders at
                -------------------------------------------
any time shall have received or shall be entitled to receive Other Securities, appropriate provision shall be made so that the Holders receive with respect to such Other Securities as nearly as possible the intended benefits of this Agreement with respect thereto.

          SECTION 13. Miscellaneous.
                      -------------

          13.01 Home Office Payment. Notwithstanding anything to the contrary in
                -------------------
this Agreement or the Warrants, so long as the Investor or any nominee designated by the Investor shall be a Holder, Issuer shall punctually pay all amounts which become due and payable with respect to any Warrant or Warrant Stock to the Investor at the address registered on the books of Issuer maintained for such purpose, or at such other place and in such manner as the Investor may designate by notice to Issuer, without presentation or surrender of such Warrant or the making of any notation thereon. The Investor agrees that prior to the sale, transfer or other disposition of a part of any Warrant, it will make notation thereon of the number of Stock Units covered by the part of the Warrant sold, transferred or disposed, or surrender the same in exchange for a Warrant covering the number of Stock Units remaining on the Warrant so surrendered. Issuer agrees that the provisions of this section shall inure to the benefit of any other Holder registered on the books of Issuer.

          13.02 Waiver. No failure on the part of the Investor to exercise and
                ------
no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Warrants or the Registration Rights Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Warrant or the Registration Rights Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          13.03 Notices.
                -------

          (a) All notices, requests and other communications provided for herein and the Warrants (including any waivers or consents under, this Agreement and the Warrants) shall be given or made in writing,

                               Warrant Agreement
                               -----------------

          (i) if to Issuer:

                   Associated Holdings, Inc.
                   1075 Hawthorne Drive
                   Itasca, Illinois 60143
                   Attention: President and Chief
                                 Executive Officer

              with a copy to:

                   Wingate Partners, L.P.
                   750 North St. Paul
                   Suite 1200
                   Dallas, Texas 75201
                   Attention: Thomas W. Sturgess and
                                 Frederick B. Hegi, Jr.

                   Cumberland Capital Corporation
                   301 Commerce Street
                   Suite 3300
                   Fort Worth, Texas 76102
                   Attention: Gary G. Miller

         (ii) if to the Investor:

                   Chase Manhattan Investment Holdings, Inc.
                   c/o The Chase Manhattan Bank
                     (National Association)
                   1 Chase Manhattan Plaza
                   New York, New York 10081
                   Attn: Elliott H. Jones
                         Vice President

              with a copy to:

                   Chase Manhattan Investment Holdings, Inc.
                   c/o The Chase Manhattan Bank
                     (National Association)
                   802 Delaware Avenue
                   P.O. Box 15371
                   Wilmington, Delaware 19850-5371
                   Attn: Warren Leonard

        (iii) if to any other Person who is the registered Holder of any Warrants or Warrant Stock, to the address for such Holder as it appears in the stock or warrant ledger of Issuer;

                               Warrant Agreement
                               -----------------
or, in the case of any Holder, at such other address as shall be designated by such party in a notice to Issuer; or, in the case of Issuer, at such other address as Issuer may designate in a notice to the Investor and all other Holders.

           (b)  All such notices, requests and other communications shall be:
(i) personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, in each case given or addressed as aforesaid; and (ii) effective upon receipt.

           13.04  Expenses, Etc. Issuer agrees to pay or reimburse the Investor
                  --------------
and the Holders for: (a) all reasonable out-of-pocket costs and expenses of the Investor and the Holders (including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Investor and other reasonable legal fees and expenses), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the Registration Rights Agreement and the issuance of Warrants hereunder, and (ii) any amendment, modification or waiver of (or consents in respect of) any of the terms of this Agreement, the Registration Rights Agreement or the Warrants; and (b) all reasonable costs and expenses of the Investor and the Holders (including reasonable legal fees and expenses) in connection with (i) any default by Issuer hereunder or under the Warrants or the Registration Rights Agreement or any enforcement proceedings resulting therefrom, and (ii) the enforcement of this
Section 13.04.
- -------------

           13.05 Amendments, Etc. Except as otherwise expressly provided in this
                 ---------------
Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by (a) Issuer and (b) the holders of 51% of the shares of Warrant Stock as a class; provided, however, that (i) the consent of
                                    --------  -------
the holders of any such class of shares or Warrants shall not be required with respect to any amendment or waiver which does not affect the rights or benefits of such class under this Agreement, and (ii) no such amendment or waiver shall, without the written consent of all holders of such shares and Warrants at the time outstanding, amend this Section 13.05.
                             -------------


           13.06  Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the parties hereto and their respective successors and permitted assigns.




                               Warrant Agreement
                               -----------------

           13.07  Survival.
                  --------

           (a) All representations and warranties made by Issuer herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement or the Registration Rights Agreement shall be considered to have been relied upon by the Investor and shall survive the issuance of the Warrants or the Warrant Stock regardless of any investigation made by or on behalf of the Investor. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by Issuer hereunder.

           (b) All representations and warranties made by the Investor herein shall be considered to have been relied upon by Issuer and shall survive the issuance to the Investor of the Warrants or the Warrant Stock regardless of any investigation made by Issuer or on its behalf.

           13.08  Specific Performance.  Damages in the event of breach of this
                  --------------------
Agreement by a Holder or Issuer would be difficult, if not impossible, to ascertain, and it is therefore agreed that each Holder and Issuer, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Holder and Issuer hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Holders or Issuer from pursuing any other rights and remedies at law or in equity which the Holders or Issuer may have.

           13.09 Captions. The captions and section headings appearing herein
                 --------
are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

           13.10  Counterparts.  This Agreement may be executed on counterpart
                  ------------
signature pages or in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

           13.11  Governing Law.  This Agreement shall be governed by, and
                  -------------
construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, except to the extent that New York conflicts of laws


                               Warrant Agreement
                               -----------------
principles would apply the General Corporation Law of the State of Delaware to matters relating to corporations incorporated thereunder.

          13.12 Severability. If any one or more of the provisions contained
                ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          13.13 Adjustment Of Common Stock. All references to Common Stock
                --------------------------
herein shall be subject to appropriate adjustment by reason of any stock dividend, split, reverse split, combination, recapitalization or any similar corporate transaction.

          13.14 Covenant of Wingate and Cumberland. None of Wingate, Cumberland
                ----------------------------------
or any transferee of the Employee Shares shall transfer or sell the Employee Shares to any Person other than a management employee of the Operating Company.

                               Warrant Agreement
                               -----------------

           IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first above written.

                                                 ASSOCIATED HOLDINGS, INC.,


                                                 By  /s/
                                                   ------------------------
                                                   Name:  Thomas W. Sturgess
                                                   Title: Chairman and Chief
                                                            Executive Officer


                                                 CHASE MANHATTAN INVESTMENT
                                                   HOLDINGS, INC.,


                                                 By  /s/
                                                   ------------------------
                                                   Name:  Elliott H. Jones
                                                   Title: Vice President

For Purposes of Section 7 Only:
                ---------

ASSOCIATED STATIONERS, INC.


By  /s/
- ------------------------
Name:  Thomas W. Sturgess
Title: Chairman and Chief
         Executive Officer














                               Warrant Agreement
                               -----------------

             Schedule I         Capital Stock and Equity Securities

                                   SCHEDULE I

HOLDER                                CLASS                      NO. OF
                                                                 SHARES
- ------                                -----                      ------

WINGATE PARTNERS, L.P.                CLASS A                    592,175
                                        COMMON
                                      CLASS A                      3,483
                                        PREFERRED

ASI PARTNERS, L.P.                    CLASS A                    226,345
                                        COMMON
                                      A PFRD.                      1,332

CUMBERLAND CAPITAL                    CLASS A                     23,129
  CORPORATION                           COMMON

GOOD CAPITAL CO., INC.                CLASS A                     54,609
                                        COMMON
                                      CLASS A                        185
                                        PREFERRED

BOISE CASCADE CORPORATION             CLASS B                      5,000
                                        PREFERRED

AFFILIATED COMPUTER SERVICES,         CLASS C                      7,500
  INC.                                  PREFERRED

                   Schedule II          Certain Transferees


James T. Callier, Jr.

Frederick B. Hegi, Jr.

Thomas W. Sturgess

James A. Johnson

Dennis Johnson

Sue Goddard

Wallace R. Hawley

Lee Walton

Jay I. Applebaum

Estate of Howard Beasley

Callier Buy-Out Partners, as defined in the Agreement of Limited Partnership of Wingate Partners, L.P.

Peter J. Wodtke

Pension Plans for Benefit of the Above

                           Annex 1 - Form of Warrant

                                                                    Annex 1
                                                                      to
                                                              Warrant Agreement



                               [Form of Warrant]


                                    WARRANT

      THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF JANUARY 31, 1992 (THE "WARRANT AGREEMENT"), BETWEEN ASSOCIATED HOLDINGS, INC., A
                       -----------------
DELAWARE CORPORATION ("ISSUER"), AND CHASE MANHATTAN INVESTMENT HOLDINGS, INC.,
                       ------
AS THE WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

No. of Stock Units:                          Warrant No.
                    --------------------                 ------------


                                    WARRANT

                          to Purchase Common Stock of

                           ASSOCIATED HOLDINGS, INC.

                    Expiring 10 years from the date hereof

      THIS IS TO CERTIFY THAT [                ], or it registered assigns, is
entitled to purchase in whole or in part from time to time from Associated Holdings, Inc., a Delaware corporation ("Issuer"), at any time on and after the
                                         ------
date hereof, but not later than 5:00 p.m., New York time, on the date which is 10 years from the date hereof (as it may be extended pursuant to Section 6.03,
the "Expiration Date"), [          ] Stock Units (as hereinafter defined and
     ---------------
subject to adjustment as provided herein) at a purchase price of $.01 per Stock Unit provided, that such purchase price shall not be less than the aggregate par
     --------
value of the capital stock contained in a Stock Unit, (the "Exercise Price"),
                                                            --------------
subject to the terms and conditions hereinbelow provided. Each exercise made hereunder must be of a minimum of the lesser of 100 Stock Units and all of the remaining Stock Units covered by this Warrant.


                                    Warrant
                                    -------

           This Warrant is one of the [Underwriting/Tranche B] Warrants originally issued pursuant to the Warrant Agreement dated as of January 31, 1992, between Issuer and Chase Manhattan Investment Holdings, Inc.

           SECTION 1.  Certain Definitions.  (a)  Each capitalized term used
                       -------------------
herein without definition shall have the meaning ascribed thereto (or incorporated by reference) in the Warrant Agreement (as hereinafter defined).

           (b)  As used in this Warrant, unless the context otherwise requires:

           "Additional Shares of Common Stock" shall mean all shares (including
            ---------------------------------
treasury shares) of Common Stock issued or sold by Issuer on or after the date hereof, other than (i) the Warrant Stock and Common Stock issuable pursuant to any warrants in an amount equal to the Tranche B Warrants and Tranche B Warrant Stock repurchased by Issuer pursuant to Section 6 of the Warrant Agreement, (ii) the shares of Common Stock which may be issued pursuant to the Other Equity Securities (whether issuable immediately or upon the arrival of a specified date or the occurrence of a specified event) on the date hereof, (iii) shares purchased by Holder pursuant to the exercise of preemptive rights pursuant to
Section 12.08 of the Warrant Agreement, and (iv) the shares of Common Stock described as being issued and outstanding in Section 3.07 of the Warrant Agreement.

           "Convertible Security Value"  shall mean the value of a Convertible
            --------------------------
Security as computed in accordance with accepted financial practice, taking into account both its fixed income value (determined by discounting future payments at an appropriate rate) and the value of the embedded option (determined using an appropriate option valuation model).

           "Current Market Price", per share of Common Stock, for the purposes
            --------------------
of any provision of this Warrant at the date herein specified, shall be deemed to be the fair market value per share of Common Stock, as reasonably determined by the Board, or if there shall be a public market for the Common Stock, the average of the daily market prices for each day during the 30 consecutive trading days commencing 45 Business Days before such date as of which such a price can be established in the manner set forth below. The market price for each such Business Day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets.


                                    Warrant
                                    -------

          "Current Warrant Price", for the purpose of any provision of this
           ---------------------
Warrant at the date herein specified, shall mean the amount per share of Common Stock equal to the quotient resulting from dividing the Exercise Price per Stock Unit in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

          "Exercise Notice" shall have the meaning set forth in Section 2.
           ---------------                                      ---------

          "Exercise Price" shall have the meaning set forth at the head of this
           --------------
Warrant.

          "Expiration Date" shall have the meaning set forth at the head of this
           ---------------
Warrant as extended under Section 6.03.
                          ------------

          "Holder" shall mean the registered holder of this Warrant.
           ------

          "include" and "including" shall be construed as if followed by the
           -------       ---------
phrase ", without being limited to,".

          "Issuer" shall have the meaning set forth at the head of this Warrant.
           ------

          "Stock Unit" shall mean one share of Common Stock, as such Common
           ----------
Stock is constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in Section 4 and Section 5. At the election of Holder, the Common
             ---------     ---------
Stock constituting a Stock Unit may be either Class A Common Stock or Class B Common Stock or any combination thereof.

          "Warrant Agreement" shall mean the Warrant Agreement dated as of
           -----------------
January 31, 1992, between Issuer and Chase Manhattan Investment Holdings, Inc., as such Warrant Agreement shall be modified and supplemented and in effect from time to time.

          "Warrant Holder" shall mean any Person who acquires Warrants or
           --------------
Warrant Stock pursuant to the provisions of the Warrant Agreement, including any transferees of Warrants or Warrant Stock.

          "Warrants" shall mean the Warrants originally issued by Issuer
           --------
pursuant to the Warrant Agreement, evidencing rights to purchase up to an aggregate of 150,340 Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions, except as to the number of Stock Units for which they may be exercised. The Underwriting

                                    Warrant
                                    -------

Warrants and the Tranche B Warrants shall at all times be dated as of their respective dates of original issuance.

          SECTION 2. Exercise of Warrant. On and after the date hereof and until
                     -------------------
5:00 p.m., New York time, on the Expiration Date, Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to Issuer, at its office maintained for such purpose pursuant to
Section 11.01, (a) a written notice of Holder's election to exercise this
- -------------
Warrant, which notice shall specify the number of Stock Units to be purchased (the "Exercise Notice"), (b) a certified or bank check or checks payable to
      ---------------
Issuer in an aggregate amount equal to the aggregate Exercise Price for the number of Stock Units as to which this Warrant is being exercised, and (c) this Warrant. Such Exercise Notice may be substantially in the form of Annex A hereto. Upon receipt thereof, Issuer shall, as promptly as practicable and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a stock certificate or certificates representing the aggregate number of shares of Warrant Stock and other securities issuable upon such exercise and any other property to which such Holder is entitled. The Warrant Stock may be issued as Class A Common Stock or Class B Common Stock, or any combination thereof, at the option of Holder.

          The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of Holder or such other name or names as shall be designated in such Exercise Notice. Such stock certificate or certificates shall be deemed to have been issued and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including, to the extent permitted by law, the right to vote such shares or to consent or to receive notice as a Stockholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by Issuer as aforesaid, and all taxes required to be paid by Holder, if any, pursuant to Section 9 hereof, prior to the issuance of such shares have
                 ---------
been paid. If this Warrant shall have been exercised only in part, Issuer shall, at the time of delivery of the certificate or certificates representing Warrant Stock and other securities, execute and deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

          All shares of Common Stock issuable upon the exercise of this Warrant shall, upon payment therefor in accordance here-

                                    Warrant
                                    -------
with, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens.

           Issuer shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, Issuer shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

           SECTION 3. Transfer, Division and Combination. Subject to Section
                      ----------------------------------             -------
11.03, transfer of this Warrant and all rights hereunder, in whole or in part,
- -----
shall be registered on the books of Issuer to be maintained for such purpose, upon surrender of this Warrant at the office of Issuer maintained for such purpose pursuant to Section 11.01, together with a written assignment of this
                    -------------
Warrant, substantially in the form of Annex B hereto, duly executed by Holder or its agent or attorney and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, Issuer shall, subject to Section 11.03 and the immediately
                                       -------------
following sentence, (a) execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, (b) issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and (c) promptly cancel this Warrant. If and when this Warrant is assigned in blank (in case the restrictions on transferability referred to in Section 11.03 shall have been terminated), Issuer
                               -------------
may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and Issuer shall not be affected by any notice to the contrary. This Warrant, if properly assigned in compliance with this
Section 3 and Section 11.03, may be exercised by an assignee for the purchase of
- ---------     -------------
shares of Common Stock without having a new Warrant or Warrants issued. Notwithstanding any provision herein to the contrary, Issuer shall not be required to register the transfer of Warrants or Warrant Stock in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant and the Warrant Agreement.

           Issuer shall maintain at its aforesaid office books for the registration and transfer of the Warrants.

           SECTION 4. Adjustment of Stock Unit. The number of shares of Common
                      ------------------------
Stock comprising a Stock Unit shall be subject to adjustment from time to time as set forth in this Section 4. Issuer shall not take any action with respect to
                     ---------
its Common Stock of any class requiring an adjustment pursuant to any of Sections 4.01, 4.07 or 5 without at the same time taking like action with
- -------------  ----    -
respect to its Common Stock of each other class, and Issuer shall not create any class of Common Stock which carries any rights to

                                    Warrant
                                    -------
dividends or assets differing in any respect from the rights of the Common Stock on the date hereof.

          4.01 Stock Dividends, Subdivisions and Combinations. If at any time
               ----------------------------------------------
Issuer shall:

          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock, or

          (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of shares of Common Stock comprising a Stock Unit immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

          4.02 Issuance of Additional Shares of Common Stock. If at any time
               ---------------------------------------------
Issuer shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Market Price at the time the Additional Shares of Common Stock are issued, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued, and (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number
                                                                ----
of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market Price. For purposes of this Section 4.02, the date as of which
                                           ------------
the Current Market Price shall be computed shall be the earlier of (i) the date on which Issuer shall enter into a firm contract for the issuance of such Additional Shares of Common Stock and (ii) the date of actual issuance of such Additional Shares of Common Stock. Subject to Section 4.05, no further
                                              ------------
adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Section 4.02 upon the issuance of any Additional Shares of
                   ------------
Common Stock:

                                    Warrant
                                    -------

          (a) for which an adjustment is provided under Section 4.01;
                                                        ------------

          (b) which are issued pursuant to the exercise of any Options or the conversion, exchange or exercise of any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such Options or Convertible Securities (or upon the issuance of any Option therefor) pursuant to Section 4.03 or 4.04; or
                           ------------    ----

          (c) as a distribution or a dividend which is distributed or declared and paid in accordance with Section 5.02.
                                 ------------

Notwithstanding the foregoing, if any shares are issued pursuant to the Transition Services Agreement, the number of shares of Common Stock comprising a Stock Unit shall be increased by a number which is equal to the quotient resulting from dividing (i) the product of the number of shares of Common Stock issued pursuant to the Transition Services Agreement and .149, by (ii) 150,340.

          4.03  Issuance of Options.  If at any time Issuer shall issue or sell,
                -------------------
or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options for any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to purchase thereunder are immediately exercisable, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in
Section 4.02 on the basis that (a) the maximum number of Additional Shares of
- ------------
Common Stock issuable pursuant to all such Options or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of (and, accordingly, the date as of which the Current Market Price shall be computed shall be) the computation date specified in the penultimate sentence of this Section 4.03, and (b) the aggregate consideration
                             ------------
for such maximum number of Additional Shares of Common Stock shall be zero. For purposes of this Section 4.03, the computation date for clause (a) above shall
                 ------------                           ----------
be the earlier of (i) the date on which Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Options and (ii) the date on which Issuer shall enter into a firm contract for the issuance of such Options. No further adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Section 4.03
                                                                 ------------
upon the issuance of any Options to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities as a distribution or a dividend which is distributed or declared and paid in accordance with Section
                                                                      -------
5.02. Notwithstanding the foregoing, any issuance of an Option which is issued
- ----
together with a debt security of Issuer, as a Unit, shall be treated for the purpose of this Section 4 as the issuance of a Convertible Security.
                ---------

                                    Warrant
                                    -------

           4.04 Issuance of Convertible Securities. If at any time Issuer shall
                ----------------------------------
issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the cash received by Issuer in payment for such Convertible Securities shall be less than the Convertible Security Value thereof, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be increased to a number of shares of Common Stock having a value immediately following the computation date (as established below) equal to the value of the number of shares comprising such Stock Unit immediately before such increase. For this purpose, the value before the increase will be the Fair Market Value of the Common Stock as reasonably determined by the Board on the basis set forth in the first paragraph of the definition thereof (without reference to the appraisal procedure referred to therein) divided by the number of shares of Common Stock outstanding on a fully diluted basis as determined under the Warrant Agreement, and the value immediately following the computation date shall be the foregoing value, except that the numerator shall be the Fair Market Value plus the cash amount paid to the Company for such Convertible Securities less the Convertible Security Value of such Convertible Securities on issuance and the denominator shall be increased by the number of Additional Shares of Common Stock issuable on exercise of such Convertible Securities. For purposes of this Section 4.04, the
                                                              ------------
computation date for clause (a) above shall be the earliest of (i) the date on
                     ----------
which Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (ii) the date on which Issuer shall enter into a firm contract for the issuance of such Convertible Securties,and (iii) the date of actual issuance of such Convertable Securities. No further adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Section 4.04 upon of any
                                                 ------------
Convertible Securities:

           (a) which are issued pursuant to the exercise of any Option therefor, if any such adjustment shall previously have been made upon the issuance of such Option pursuant to Section 4.03; or
                                         ------------

           (b) as a distribution or a dividend which is distributed or declared and paid in accordance with Section 5.02.
                                 ------------

           4.05  Superseding Adjustment of Stock Unit. If, at any time after any
                 ------------------------------------
adjustment of the number of shares of Common Stock comprising a Stock Unit shall have been made pursuant to Section 4.03 or 4.04 as a result of the issuance of
                           ------------    ----
Options or Convertible Securities, or after any new adjustment of the number of shares of Common Stock comprising a Stock Unit shall have been made pursuant to this Section 4.05, (a) such Options or the right of conversion, exchange or
     ------------
exercise of such Convertible Securities shall expire, and all or a portion of such Options or the

                                    Warrant
                                    -------
right of conversion, exchange or exercise with respect to all or a portion of such Convertible Securities, as the case may be, shall not have been exercised or treated as having been exercised or otherwise canceled or acquired by the Company in connection with any settlement including, without limitation, any cash settlement, of such Options or the rights of conversion, or exchange or exercise of such Convertible Securities, or (b) there has been any change in the number of shares issuable upon exercise, conversion or exchange of such Options or Convertible Securities (including as a result of the operation of anti-dilution provisions applicable thereto), or a (c) the consideration per share, for which Additional Shares of Common Stock are issuable pursuant to such Options or the terms of any Convertible Securities, or the maturity of any such Convertible Security, shall be changed, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such Options or Convertible Securities on the basis of

          (i) treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such Options or such right of conversion or exchange, as having been issued on the date or dates of such issuance as determined for purposes of such previous adjustment and for the consideration actually received and receivable therefor,

         (ii)  treating the maximum number of Additional Shares of Common Stock
     (A) issuable pursuant to all Options which then remain outstanding and (B) necessary to effect the conversion or exchange of all Convertible Securities which then remain outstanding, as having been issued, and

        (iii)  making the computations called for in Section 4.04 on the basis
                                                     ------------
     of the revised terms of such Convertible Securities as if newly issued at the time of such revision,

and, if and to the extent called for by the foregoing provisions of this
Section 4 on the basis aforesaid, a new adjustment of the number of shares of
- ---------
Common Stock comprising a Stock Unit shall be made, such new adjustment shall supersede the previous adjustment so rescinded and annulled.

          4.06  Other Provisions Applicable to Adjustments Under this Section 4.
                ---------------------------------------------------------------
The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this Section 4:
            ---------

                                    Warrant
                                    -------

          (a)  Computation of Consideration.  To the extent that any Additional
               ----------------------------
     Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by Issuer therefor shall be deemed to be the amount of cash received by Issuer therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any reasonable compensation, discounts or expenses paid or incurred by Issuer for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance, as reasonably determined by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Options to subscribe for or purchase the same shall be zero. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the cash consideration paid or payable to Issuer in respect of the subscription for or purchase of such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock in payment or satisfaction of any dividend upon any class of stock other than Common Stock, Issuer shall be deemed to have received for such Additional Shares of Common Stock a consideration equal to the amount of such dividend so paid or satisfied.

          (b)  When Adjustments to be Made.  The adjustments required by this
               ---------------------------
     Section 4 shall be made whenever and as often as any specified event
     ---------
     requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock comprising a Stock Unit that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in
     Section
     -------
     4.01) up to but not beyond the date of exercise if such adjustment either
     ----
     by itself or with other adjustments not previously made adds or subtracts less than both (i) 1/20th of a share to or from the number of shares of Common Stock comprising a Stock Unit immediately prior to the making of such adjustment and (ii) 5% of the number of shares of Common Stock comprising a Stock Unit. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum
          ---------
     adjustment on the date of exercise. For

                                    Warrant
                                    -------
     the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (c)  Fractional Interests. In computing adjustments under this
               --------------------
     Section 4, fractional interests in Common Stock shall be taken into
     ---------
     account to the nearest one-thousandth of a share.

          (d)  When Adjustment Not Required.  If Issuer shall take a record of
               ----------------------------
     the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to stockholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          4.07  Other Dilutive Events.  In case any event shall occur, affecting
                ---------------------
Issuer, the Subsidiaries or any Person in which Issuer or any Subsidiary has a direct or indirect Investment, as to which the provisions of Section 4 or
                                                             ---------
Section 5 are not strictly applicable but the failure to make any adjustment
- ---------
would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections then, in each such case, Issuer shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of Issuer), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 4 and
                                                                   ---------
5, necessary to preserve, without dilution, the purchase rights represented by
- -
this Warrant. Without limiting the generality of the foregoing, Issuer acknowledges that issuance of any equity security by any Subsidiary or Person in which Issuer has a direct or indirect Investment to any Person other than Issuer or a Wholly-Owned Subsidiary or sale of existing equity securities of Subsidiaries or investees by Issuer or any Subsidiary for a price less than the fair value thereof, and acquisition of less than 100% of the equity interest in a Person for a price greater than the fair market value thereof, would be such events. Upon receipt of such opinion, Issuer will promptly mail a copy thereof to Holder and shall make the adjustments described therein.

          SECTION 5. Consolidation, Merger, Share Exchange, ect.; Distributions.
                     ----------------------------------------------------------

          5.01  Consolidation, Merger, Share Exchange, ect.  In case a
                ------------------------------------------
consolidation, merger or share exchange of Issuer shall be effected with another Person on or after the date hereof, or the sale, lease or transfer of all or a majority of its assets to

                                    Warrant
                                    -------
another Person shall be effected on or after the date hereof, then, as a condition of such consolidation, merger, share exchange, sale, lease or transfer, lawful and adequate provision shall be made whereby Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of each Stock Unit immediately theretofore purchasable and receivable upon the exercise of each of the Warrants, such shares of stock, securities, cash or other property receivable upon such consolidation, merger, share exchange, sale, lease or transfer by the holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such event. In any such case, appropriate and equitable provision also shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including Section 4) and of the Warrant
                                                 ---------
Agreement and the Registration Rights Agreement shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, cash or other property thereafter deliverable upon the exercise of any Warrants. Issuer shall not effect any such consolidation, merger, share exchange, sale, lease or transfer unless prior to or simultaneously with the consummation thereof the successor Person (if other than Issuer) resulting from such consolidation, merger or share exchange or the Person purchasing, leasing or otherwise acquiring such assets shall assume, by written instrument mailed to Holder at its last address appearing on the books of Issuer, the obligation to deliver to Holder such shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, Holder may be entitled to purchase. The above provisions of this Section 5.01 shall similarly apply to successive
                             ------------
consolidations, mergers, share exchanges, sales, leases or transfers.

          5.02  Distributions upon Declaration of Dividend or Other
                ---------------------------------------------------
Distribution.  So long as any Warrants remain outstanding, Issuer shall pay,
- ------------
upon the declaration and payment of any dividend or distribution (whether such dividend or distribution is in form of cash, debt securities, equity securities or other property) on any class of Common Stock, to Holder the dividend or distribution that such Holder would be otherwise entitled to receive had Holder exercised this Warrant in full immediately prior to the taking of record of those holders of Common Stock entitled to any such dividend or distribution. If such dividend or distribution is in the form of a voting equity security, Holder will be entitled to receive, at its option, in its stead non-voting equity securities otherwise identical to and convertible at Holder's option into the equity securities to which Holder is otherwise entitled thereunder and continuing benefiting from antidilution provisions similar to those herein. This provision shall not apply to stock dividends of Additional Shares of Common stock, provided, that Issuer adjusts the number of shares of Common Stock
       --------
comprising a Stock Unit pursuant to Section 4.01.
                                    ------------

                                    Warrant
                                    -------

          A reclassification or recapitalization of the Common Stock shall be deemed a distribution by Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 5.02 and,
                                                               ------------
if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.01.
                                                         ------------
          5.03 Dilution in Case of Other Securities. In case any other
               ------------------------------------
Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of Issuer (or any issuer of Other Securities or any other Person referred to in Section 5.01) or
                                                              ------------
to subscription, purchase or other acquisition pursuant to any rights, options, warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock, issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of Section 4, the purchase rights granted by this Warrant, then, and
              ---------
in each such case, the computations, adjustments and readjustments provided for in Section 4 with respect to the Stock Units shall be made as nearly as possible
   ---------
in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the Warrant Holders against the effect of such dilution.

          SECTION 6. Notice to Warrant Holders.
                     -------------------------

          6.01 Notice of Adjustment of Stock Unit or Exercise Price. Whenever
               ----------------------------------------------------
the number of shares of Common Stock comprising a Stock Unit shall be adjusted pursuant to Section 4, Issuer shall forthwith obtain a certificate signed by the
            ---------
chief financial officer of Issuer and reasonably acceptable to the Holders of a majority of the Warrants, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair market value of Additional Shares of Common Stock issued or sold and, if the consideration therefor was other than cash, a description of how such consideration was valued), specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to
Section 4.07 or Section 5) describing the number and kind of any other
- ------------    ---------
securities comprising a Stock Unit, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Issuer shall promptly, and in any case within 10 days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each Warrant Holder in accordance with Section
                   -------


                                    Warrant
                                    -------

11.02. Issuer shall keep at its office or agency, maintained for the purpose
- -----
pursuant to Section 11.01, copies of all such certificates and cause the same to
            -------------
be available for inspection at said office during normal business hours by any Warrant Holder or any prospective permitted purchaser or a Warrant designated by a holder thereof. All adjustments set forth in such certificates shall be subject to the reasonable approval of the Majority Warrant Stockholders.

          6.02 Notice of Certain Corporate Action. In case Issuer shall propose
               ----------------------------------
(a) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, or (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Additional Shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or (d) to effect any capital reorganization, or (e) to effect any consolidation, merger, share exchange or sale, lease, transfer or other disposition of all or a majority of its property, assets or business (other than the creation of a Lien pursuant to a Company Permitted Financing), or (f) to effect the liquidation, dissolution or winding up of Issuer, then, in each such case, Issuer shall give to each
Warrant Holder, in accordance with Section 11.02, a notice of such proposed
                                   -------------
action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, share exchange, sale, lease, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, if any, and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment, if any, which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record
                  ---------     ---
date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

          6.03 Notice of Expiration Date. Issuer shall give to each Warrant
               -------------------------
Holder notice of the Expiration Date. Such notice may be given by Issuer not less than 30 days but not more than 60 days prior to the Expiration Date; provided, however, that if Issuer fails to give timely notice, the Expiration
- --------  -------
Date will be


                                    Warrant
                                    -------
extended to the date which is 30 days after the day on which such notice is given.

           SECTION 7. Reservation and Authorization of Common Stock. Issuer
                      ---------------------------------------------
shall at all times reserve and keep available for issue upon the exercise or conversion of Warrants such number of its authorized but unissued shares of Common Stock of both classes as will be sufficient to permit the exercise in full of all outstanding Warrants. Issuer shall not amend its certificate of incorporation in any respect relating to the Common Stock other than to increase or decrease the number of shares of authorized capital stock (subject to the provisions of the preceding sentence) or to decrease the par value of any shares of Common Stock. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment of the applicable Exercise Price therefor in accordance with the terms of this Warrant, shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens.

           Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, Issuer shall take any corporate action which is necessary in order that Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock free and clear of any Liens upon the exercise of all the Warrants immediately after the taking of such action.

           Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Current Warrant Price per share of Common Stock, Issuer shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

           Issuer will list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrants. Issuer will also so list on each national securities exchange, and will maintain such listing of, any Other Securities if at the time any securities of the same class shall be listed on such national securities exchange by Issuer.

           SECTION 8.  Taking of Record; Stock and Warrant Transfer Books.  (a)
                       --------------------------------------------------
In the case of all dividends or other distributions by Issuer to the holders of its Common Stock with respect to which any provision of Section 4 and Section
                                                        ---------     -------
5.02 refers to the taking of a record of such holders, Issuer shall in each such
- ----


                                    Warrant
                                    -------
case take such a record as of the close of business on a Business Day.

           (b) Issuer shall not at any time, except upon complete dissolution, liquidation or winding up, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise, conversion or transfer of any Warrant, unless otherwise required by any applicable federal, state or local law.

           SECTION 9.  Expenses, Transfer Taxes and Other Charges. Issuer shall
                       ------------------------------------------
pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issue and delivery of stock or warrant certificates, that are incurred in respect of the issuance or delivery of shares of Common Stock upon exercise or conversion of this Warrant pursuant to Section
                                                                        -------
2, or in connection with any transfer, division or combination of Warrants
- -
pursuant to Section 3. Issuer shall not, however, be required to pay any tax
            ---------
which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to Issuer the amount of any such tax, or has established, to the satisfaction of Issuer, that such tax has been paid.

           SECTION 10.  No Voting Rights.  This Warrant shall not entitle Holder
                        ----------------
to any voting or other rights as a stockholder of Issuer.

           SECTION 11.  Miscellaneous.
                        -------------

           11.01  Office of Issuer.  So long as any of the Warrants remains
                  ----------------
outstanding, Issuer shall maintain an office in the continental United States of America where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at Associated Holdings, Inc., 1075 Hawthorne Drive, Itasca, IL 60143, unless and until Issuer shall designate and maintain some other office for such purposes and give notice thereof to all Warrant Holders.

           11.02  Notices Generally.  Any notices and other communications
                  -----------------
pursuant to the provisions hereof shall be sent in accordance with Section 13.03 of the Warrant Agreement.

           11.03  Restrictions on Transferability.  The Warrants and the Warrant
                  -------------------------------
Stock shall be transferable only upon compliance with the conditions specified in Section 4 of the Warrant Agreement and the Registration Rights Agreement therein referred to, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Stock, and any Holder shall be bound


                                    Warrant
                                    -------
by the provisions of (and entitled to the benefits of) said Section 4 and said Registration Rights Agreement.

           11.04  Governing Law.  This Warrant shall be governed by, and
                  -------------
construed in accordance with, the law of the State of New York without giving effect to conflicts of law principles thereof, except to the extent that New York conflicts of laws principles would apply the General Corporation Law of the State of Delaware to matters relating to corporations incorporated thereunder.

           11.05  Limitation of Liability.  No provision hereof, in the absence
                  -----------------------
of affirmative action by Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the Exercise Price or as a stockholder of Issuer, whether such liability is asserted by Issuer, by any creditor of Issuer or any other Person.

           11.06  Fair Market Value Determinations by the Board, Etc.  Whenever
                  --------------------------------------------------
the Board determines fair market value, Convertible Security Value or the Fair Market Value of the Common Stock pursuant to this Warrant, or a firm of independent public accountants opines as to an adjustment pursuant to Section
                                                                      -------
4.07, any such determination or opinion shall be subject to the reasonable
- ----
approval of the Majority Warrant Stockholders.

           SECTION 12.  Conversion of Warrants.  On and after the date hereof
                        ----------------------
and prior to the Expiration Date, this Warrant may be converted, in whole or in part, at the option of Holder, into the number of shares of Common Stock, for each Stock Unit evidenced by this Warrant which is being so converted, equal to the product of (a) the number of shares of Common Stock comprising a Stock Unit at the time of such conversion, and (b) the Current Market Price per share of Common Stock at the time of such conversion minus the Exercise Price of the Warrant at the time of such conversion, divided by (c) the Current Market Price
                                        ----------
per share of Common Stock at the time of such conversion.

           SECTION 13.  Certain Legal Requirements.  If Holder is subject to the
                        --------------------------
provisions of Regulation Y, Holder shall not, and shall not permit any of its Bank Holding Company Affiliates to, permit any of its Bank Holding Company Affiliates to convert this Warrant into shares of Common Stock pursuant to
Section 12, or exercise this Warrant, if after giving effect to such conversion
- ----------
or exercise, (i) Holder and its Bank Holding Company Affiliates would own more than 5% of the total issued and outstanding shares of Common Stock or (ii) Holder would Control Issuer (and for purposes of this clause (ii), a reasoned opinion of counsel to Holder (which is based on facts and circumstances deemed appropriate by such counsel) to the effect that Holder does not control Issuer shall be conclusive).


                                    Warrant
                                    -------

           IN WITNESS WHEREOF, Issuer has duly executed this Warrant.


Dated: January 31, 1992


                                             ASSOCIATED HOLDINGS, INC.,


                                             By
                                               ----------------------------
                                               Name:   Thomas W. Sturgess
                                               Title:  Chairman and Chief
                                                         Executive Officer




















                                    Warrant
                                    -------

                               FORM OF EXERCISE
                               ----------------

               (To be executed by the registered holder hereof)


          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ___________ Stock Units of Associated Holdings, Inc., a Delaware corporation, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant, and requests that (i) certificates and/or other instruments covering such Stock Units be issued in accordance with the instructions given below and (ii) if such Stock Units shall not include all of the Stock Units to which Holder is entitled under this Warrant, that a new Warrant of like tenor and date for the unpurchased balance of the Stock Units issuable hereunder be delivered to the undersigned.


Dated: ___________________



                                         ___________________________________
                                         (Signature of Registered Holder)

Instructions for issuance and
registration of Stock Units:


_________________________________
Name of Registered Holder
(please print)

Social Security or Other Identifying
Number:__________________________

Please deliver certificate to
the following address:

____________________________________
              Street


____________________________________
     City, State and Zip Code




                                    Warrant
                                    -------

                              FORM OF ASSIGNMENT
                              ------------------

               (To be executed by the registered holder hereof)

           FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of Stock Units covered thereby set forth hereinbelow unto:

                                                              Number of
Name of Assignee                  Address                     Stock Units
- ----------------                  -------                     -----------







Dated:
      ---------------

                                  ------------------------------
                                  Signature of Registered Holder



                                  ------------------------------
                                  Name of Registered Holder
                                  (Please Print)


Witness:


- ------------------------------










                                    Warrant
                                    -------

                    Annex 2-Registration Rights Agreement

                                                                   Annex 2
                                                                     to
                                                              Warrant Agreement








                           ASSOCIATED HOLDINGS, INC.

                         REGISTRATION RIGHTS AGREEMENT








                         Dated as of January 31, 1992

                              TABLE OF CONTENTS
                              -----------------

           This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.


                                                                         Page
                                                                          No.
                                                                         ----
1.  Requested Registrations..............................................   1
     (a)  Registration Request...........................................   1
     (b)  Limitations on Requested Registrations.........................   2
     (c)  Registration Statement Form....................................   3
     (d)  Registration Expenses..........................................   3
     (e)  Priority in Cutback Registrations..............................   3

2.  Piggyback Registrations..............................................   4
     (a)  Right to Include Registrable Securities........................   4
     (b)  Registration Expenses..........................................   4
     (c)  Priority in Cutback Registrations..............................   4

3.  Registration Procedures..............................................   5

4.  Underwritten Offerings...............................................  10
     (a)  Underwritten Requested Offerings...............................  10
     (b)  Underwritten Piggyback Offerings...............................  11

5.  Holdback Agreements By Issuer and Other Securityholders..............  11

6.  Indemnification......................................................  12
     (a)  Indemnification by Issuer......................................  12
     (b)  Indemnification by Sellers.....................................  13
     (c)  Notices of Claims, etc.........................................  14
     (d)  Contribution...................................................  15
     (e)  Other Indemnification..........................................  15
     (f)  Indemnification Payments.......................................  16

7.  Covenants Relating to Rules 144 and 144A.............................  16

8.  Other Registration Rights............................................  17
     (a)  No Existing Agreements.........................................  17
     (b)  Future Agreements..............................................  17

9.  Definitions..........................................................  17

10. Miscellaneous........................................................  22
     (a)  Notices........................................................  22
     (b)  Entire Agreement...............................................  23
     (c)  Amendment......................................................  23
     (d)  Waiver.........................................................  23
     (e)  Consents and Waivers by Holders of Registrable Securities......  24
     (f)  No Third Party Beneficiary.....................................  24
     (g)  Successors and Assigns.........................................  24
     (h)  Headings.......................................................  24
     (i)  Invalid Provisions.............................................  24
     (j)  Remedies.......................................................  24
     (k)  Governing Law..................................................  25
     (l)  Counterparts...................................................  25

                           ASSOCIATED HOLDINGS, INC.


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This REGISTRATION RIGHTS AGREEMENT dated as of January 31, 1992 is made and entered into by and between CHASE MANHATTAN INVESTMENT HOLDINGS, INC., a Delaware corporation (the "Investor"), and ASSOCIATED HOLDINGS, INC., a
                             --------
Delaware corporation (the "Issuer"). Capitalized terms not otherwise defined
                           ------
herein have the meanings set forth in Section 9.
                                      ---------

          WHEREAS, Issuer and the Investor are parties to a Warrant Agreement of even date herewith (as modified and supplemented and in effect from time to time, the "Warrant Agreement"), providing for the issuance by Issuer of
           -----------------
Underwriting Warrants and Tranche B Warrants (each as defined in the Warrant Agreement) which entitle the Investor to purchase, from and after the dates of their respective issuance, from Issuer at any time on or prior to the date that is ten years from the date of their respective issuance, Stock Units (as therein defined) representing, initially, an aggregate amount equal to 13% of the issued and outstanding shares of Common Stock of Issuer (on a fully diluted basis); and

          WHEREAS, in order to induce the Investor to purchase the Warrants, and as a condition precedent to such purchase, the Investor requires that Issuer enter into this Agreement simultaneously with the Investor's execution of the Warrant Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Requested Registrations.  (a)  Registration Requests. At any time
              -----------------------        ---------------------
after the earlier of (i) the date upon which Issuer shall have effected a Public Offering and (ii) in the event that a Put Postponement occurs, the date on which the corresponding Put Response Notice is delivered (the "Trigger Date"), upon
                                                         ------------
the written request of the holders of a majority of the Registrable Securities requesting that Issuer effect the registration under the Securities Act of all or part of such holders' Registrable Securities and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof (a "Registration Request"), Issuer will promptly, and in no event more
            --------------------
than ten (10) Business Days after receipt of such Registration Request, give written notice (a "Notice of Requested Registration") of such request to all
                   --------------------------------
other holders of Registrable Securities, and thereupon will use its best efforts to effect the registration under the Securities Act of

                         Registration Rights Agreement
                         -----------------------------

          (A) the Registrable Securities which Issuer has been so requested to register by such Majority Warrant Stockholders, and

          (B) all other Registrable Securities the holders of which have made written requests to Issuer for registration thereof within twenty (20) days after the giving of the Notice of Requested Registration (which requests shall specify the intended method of distribution thereof), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered. If requested by the holders of a majority of the Registrable Securities requested to be included in any Requested Registration, the method of disposition of all Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 4 (a). Notwithstanding the
                                     -------------
foregoing, Issuer may postpone taking action with respect to a Requested Registration for a reasonable period of time after receipt of the original request (not exceeding one hundred twenty (120) days) if, in the reasonable opinion of Issuer's Board of Directors, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require Issuer to make public disclosure of information the public disclosure of which would have a material adverse effect upon Issuer, provided that Issuer shall not delay such
                                     --------
action pursuant to this sentence more than once in any twelve (12) month period. Subject to paragraph (e), Issuer may include in such registration other
           -------------
securities for sale for its own account or for the account of any other Person. If any securityholders of Issuer (other than the holders of Registrable Securities in such capacity) register securities of Issuer in a Requested Registration in accordance with this Section, such holders shall pay the fees and expenses of their counsel and their pro rata share, on the basis of the
                                        --- ----
respective amounts of the securities included in such registration on behalf of each such holder, of the Registration Expenses if the Registration Expenses for such registration are not paid by Issuer for any reason.

          (b) Limitations on Requested Registrations.
              --------------------------------------
Notwithstanding anything herein to the contrary, Issuer shall not be required to honor a request for a Requested Registration if:

          (i) the Trigger Date shall not yet have occurred;

         (ii) in the case of a Long-Form Registration, (A) Issuer has previously effected two (2) Effective Long-Form Registrations, or (B) in the event that there has been a Put Postponement and the corresponding Put Reactivation Date has not occurred, Issuer has previously effected three (3) Effective Long-Form Registrations;

                         Registration Rights Agreement
                         -----------------------------

          (iii) in the case of a Short-Form Registration, Issuer has previously effected three (3) Effective Short-Form Registrations;

          (iv) such request is received by Issuer less than three hundred (300) days following the effective date of any previous registration statement filed in connection with a Requested Registration, regardless of whether any holder of Registrable Securities exercised its rights under this Agreement with respect to such registration, unless such previous registration constituted a Cutback Registration.

          (c)  Registration Statement Form. Requested Registrations shall be on
               ---------------------------
such appropriate registration form promulgated by the Commission as shall be selected by Issuer, and shall be reasonably acceptable to the holders of a majority of the Registrable Securities to which such registration relates, and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in their request for such registration, provided, that such registration form is available under the terms of this
- --------
Agreement. Notwithstanding the forgoing, if Issuer selects a Form S-3 and the use of such form is available under the terms of this Agreement and is permitted by law, the holders of a majority of the Registrable Securities to which such registration relates may notify Issuer in writing that, in the judgment of such holders (or, if applicable, the Managing Underwriter), the inclusion of some or all of the information required in a more detailed form specified in such notice is of material importance to the success of the Public Offering of such Registrable Securities, in which case Issuer shall supplement or amend the Form S-3 to include such information.

          (d)  Registration Expenses. Issuer will pay all Registration Expenses
               ---------------------
incurred in connection with any Requested Registration.

          (e)  Priority in Cutback Registrations. If a Requested Registration
               ---------------------------------
becomes a Cutback Registration, Issuer will include in any such registration to the extent of the number which the Managing Underwriter advises Issuer can be sold in such offering (i) first, Registrable Securities requested to be included
                          -----
in such registration by the Requesting Holders, pro rata on the basis of the
                                                --- ----
number of Registrable Securities requested to be included by such holders and
(ii) second, other securities of Issuer proposed to be included in such
     ------
registration, allocated among the holders thereof in accordance with the priorities then existing among Issuer and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Requested Registration.

                         Registration Rights Agreement
                         -----------------------------

           2. Piggyback Registrations. (a) Right to Include Registrable
              -----------------------      ----------------------------
Securities. Notwithstanding any limitation contained in Section 1, if Issuer at
- ----------                                              ---------
any time proposes after the date hereof to effect a Piggyback Registration, it will each such time give prompt written notice (a "Notice of Piggyback
                                                   -------------------
Registration") to all holders of Registrable Securities of its intention to do
- ------------
so and of such holders' rights under this Section 2, which Notice of Piggyback
                                          ---------
Registration shall include a description of the intended method of disposition of such securities. Upon the written request of any such holder made within fifteen (15) days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Issuer will use its best efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities which Issuer has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, Issuer shall determine for any reason not to register or to delay registration of such securities, Issuer may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Requesting Holder entitled to do so to request that such registration be effected as a Requested Registration under Section 1,
                                                                     ---------
and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this
Section 2 shall relieve Issuer of its obligations to effect a Requested
- ---------
Registration under Section 1.
                   ---------

           (b) Registration Expenses. Issuer will pay all Registration Expenses
               ---------------------
incurred in connection with each Piggyback Registration.

           (c) Priority in Cutback Registrations. If a Piggyback Registration
               ---------------------------------
becomes a Cutback Registration, Issuer will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises Issuer can be sold in such offering:

           (i) if such registration involves a primary offering of Issuer's securities, (x) first, the securities proposed by Issuer to be sold for its own
                -----
account, and (y) second, other securities of Issuer proposed to be included in
                 ------
such registration by any Person who is a party to a registration rights agreement (including this Agreement) referred to in

                         Registration Rights Agreement
                         -----------------------------

     Section 8(a), allocated among the holders thereof, pro rata on the basis of
     ------------                                       --- ----
     the number of units of such securities requested to be included by such holders; and

          (ii) if such registration does not involve a primary offering, all securities requested to be included in such registration by any Person who is a party to a registration rights agreement (including this Agreement) referred to in Section 8(a), pro rata on the basis of the number of
                    ------------  --- ----
     securities requested to be included by such holders;

          (iii) if there has been a Put Postponement and the corresponding Put Reactivation Date has not occurred, and the Majority Warrant Stockholders have requested that their respective Registrable Securities be included in a Piggyback Registration, the priority of the Registrable Securities requested to be included in such Piggyback Registration in the event that it becomes a Cutback Registration shall be as set forth in Section 1(e);
                                                                ------------
     and

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

          3.  Registration Procedures. If and whenever Issuer is required to use
              -----------------------
its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or Section 2, Issuer will use its best
                               ---------    ---------
efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof specified by the Requesting Holders. Without limiting the foregoing, Issuer in each such case will, as expeditiously as possible:

          (a) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective as soon as practicable, provided that as far in advance as practical before filing such
     --------
     registration statement or any amendment or supplement thereto, Issuer will furnish to the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information pertaining solely to such holder and its plan of distribution that is contained therein and Issuer will make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with

                         Registration Rights Agreement
                         -----------------------------
respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) two hundred and seventy (270) days after such registration statement becomes effective;

     (c) promptly notify each Requesting Holder and the underwriter or underwriters, if any:

          (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

         (ii) of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

        (iii) of the notification to Issuer by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement (and Issuer shall promptly attempt to have such order withdrawn);

         (iv) of the receipt by Issuer of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

     (d) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

     (e) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such

                         Registration Rights Agreement
                         -----------------------------
     jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that Issuer shall not for any such purpose be required
     (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to
     ------------
     taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

          (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

          (g) upon the request of (a) the Managing Underwriter, or (b) those Requesting Holders who hold at least a majority of the Registrable Securities to be included in a Requested Registration, effect a stock split in respect of the Common Stock by means of a stock dividend on the Common Stock or a subdivision of the Common Stock, or a combination of the Common Stock, such stock split or combination to be in form, scope and substance satisfactory to the Managing Underwriter or such Requesting Holders, as the case may be.

          (h) furnish to each Requesting Holder a signed counterpart, addressed to such holder (and the underwriters, if any), of

               (i) an opinion of counsel for Issuer, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to such holder, and

              (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified Issuer's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus

                         Registration Rights Agreement
                         -----------------------------
     included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in the underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such holder (or the underwriters, if any) may reasonably request;

         (i) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (k) make available for inspection by any Requesting Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and
                                               ----------
     other records, pertinent corporate documents and properties of Issuer (collectively, the "Records") as shall be reasonably necessary to enable
                         -------
     them to exercise any due diligence responsibility, and cause Issuer's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, and permit the Inspectors to

                         Registration Rights Agreement
                         -----------------------------
     participate in the preparation of such registration statement and any prospectus contained therein and any amendment or supplement thereto.

          (l) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (m) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          Issuer may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish Issuer with such information regarding such holder and the distribution of such securities as Issuer may from time to time reasonably request in writing in connection with such registration; provided, however, that Issuer will not file
                                   --------  -------
any registration statement under the Securities Act which refers to any holder of any Registrable Securities by name or otherwise as the holder of any securities of Issuer, unless it shall first have given to such holder the right to require (a) the insertion therein of language, in form and substance
            -
satisfactory to such holder, to the effect that the holding by such holder of such securities does not make such holder a "controlling person" of Issuer within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Issuer's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of Issuer, or
(b) in the event that such reference to such holder by name or otherwise is not
 -
required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from Issuer of the happening of any event of the kind described in paragraph (i), such holder will
                                                -------------
forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (i) and, if so directed by Issuer, will
                           -------------
deliver to Issuer (at Issuer's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event Issuer shall give any such notice, the period referred to in

                         Registration Rights Agreement
                         -----------------------------
paragraph (b) shall be extended by a number of days equal to the number of days
- ------------
during the period from and including the giving of notice pursuant to paragraph (i) and to and including the date when each holder of any Registrable
- ------------
Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by paragraph (i).
                                                       ------------


     4. Underwritten Offerings.
        ----------------------

     (a) Underwritten Requested Offerings.  In the case of any underwritten
         --------------------------------
Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with Issuer, by the holders of a majority of the Registrable Securities to be included in such underwritten offering with the consent of Issuer, which consent shall not be unreasonably withheld. Issuer shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6
                                                                    ---------
and shall take all such other actions as are reasonably requested by the Managing Underwriter in order to expedite or facilitate the registration and disposition of the Registrable Securities. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Issuer to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Issuer or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to Issuer and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of

                         Registration Rights Agreement
                         -----------------------------

Registrable Securities being registered by all such remaining Requesting
Holders.

          (b)  Underwritten Piggyback Offerings. If Issuer at any time proposes
               --------------------------------
to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, Issuer will, subject to the provisions of Section 2(c), use its best efforts to arrange
                                   ------------
for such underwriters to include the Registrable Securities to be offered and sold by Requesting Holders among the securities to be distributed by such underwriters, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Issuer securities to be sold by such underwriters in connection with such Piggyback Registration. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between Issuer and such underwriter or underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Issuer to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Issuer or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to Issuer and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

          5.  Holdback Agreements By Issuer and Other Securityholders. Unless
              -------------------------------------------------------
the Managing Underwriter otherwise agrees, Issuer and each holder of Registrable Securities agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to and the

                         Registration Rights Agreement
                         -----------------------------
one hundred and eighty (180) days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Requested Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto. Issuer also agrees, unless the Managing Underwriter otherwise agrees, to cause each holder of its equity securities which is a party to a registration rights agreement with Issuer entered into on or after the date hereof, and each holder of its equity securities, or of any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from Issuer, and Wingate, Cumberland or their respective Affiliates, at any time after the date of this Agreement (other than in a Public Offering), to agree, to the extent permitted by law, not to effect any such public sale or distribution of such securities (including a sale under Rule
144), during such period, except as part of such underwritten registration.

          6.  Indemnification.  (a) Indemnification by Issuer. Issuer shall, to
              ---------------       -------------------------
the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages expenses or liabilities, joint or several (together, "Losses"), to which
                                                              ------
such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and Issuer will reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that Issuer shall not be liable in any
                                --------
such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus,

                         Registration Rights Agreement
                         -----------------------------
amendment or supplement in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller. Issuer shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

          (b)  Indemnification by the Sellers.  Each holder of Registrable
               ------------------------------
Securities which are included or are to be included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless Issuer, its directors and officers, and each other Person, if any, who controls Issuer within the meaning of the Securities Act, against any Losses to which Issuer or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the obligation to provide indemnification
            -----------------
pursuant to this Section 6(b) shall be several, and not joint and several,
                 -----------
among such Indemnifying Parties and the aggregate amount which may be recovered from any holder of Registrable Securities pursuant to the indemnification provided for in this Section 6(b) in connection with any registration and sale
                     -----------
of Registrable Securities shall be limited to the total proceeds received by such holder from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Issuer or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. Such holders shall also indemnify each

                         Registration Rights Agreement
                         -----------------------------
other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Issuer.

          (c) Notices of Claims, etc. Promptly after receipt by an Indemnified
              -----------------------
Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 6, such
                                   --------------------         ---------
Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to latter of the commencement of such action, provided that the failure of any Indemnified
                                 --------
Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 6, except to
                                                          ---------
the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists or such Indemnified Party has additional defenses available to it with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the
                                                              --------
Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided further that the Indemnified Party or Indemnified Parties
             -------- -------
shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifing Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus appropriate local counsel) for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any

                         Registration Rights Agreement
                         -----------------------------
settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (d)  Contribution. If the indemnity and reimbursement obligation
               ------------
provided for in any paragraph of this Section 6 is unavailable or insufficient
                                      ---------
to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other
                                           --- ----
method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

          No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

          (e)  Other Indemnification. Indemnification similar to that specified
               ---------------------
in the preceding paragraphs of this Section 6 (with appropriate modifications)
                                    ---------
shall be given by Issuer and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 6 shall be in addition to any
                                       ---------
other rights to indemnification or

                         Registration Rights Agreement
                         -----------------------------
contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

          (f)  Indemnification Payments. The indemnification required by this
               ------------------------
Section 6 shall be made by periodic payments of the amount thereof during the
- ---------
course of the investigation or defense, as and when bills are received or Losses are incurred.

          7.  Covenants Relating to Rules 144 and 144A. If at any time Issuer is
              ----------------------------------------
required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Issuer will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other information as such holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of any holder io Registrable Securities, deliver to such holder a certificate, signed by Issuer's principal financial officer, stating (a) Issuer's name, address and telephone number (including area code), (b) Issuer's Internal Revenue Service identification number, (c) Issuer's Commission file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by Issuer, and (e) whether Issuer has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time Issuer is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Issuer at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to Issuer within the meaning of paragraph (c)(2) of Rule 144.

          With a view to making available to each holder of Registrable Securities the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration. Issuer agrees that so long as a holder owns any Registrable Securities, each holder of Registrable Securities and each prospective holder of Registrable Securities who may consider acquiring Registrable Securities in reliance upon Rule 144A shall have the right to request from Issuer, and Issuer will provide upon request, such information regarding Issuer and its business, assets and properties, if any, as is at the time required to be made available by Issuer under Rule 144A so as to enable such holder to transfer Registrable Securities to such prospective holder in reliance upon Rule 144A.

                         Registration Rights Agreement
                         -----------------------------

          Each holder of Registrable Securities agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound practices, any non-public information supplied to it by Issuer pursuant to this Agreement which is identified by Issuer as being confidential at the time the same is delivered to such holder of Registrable Securities, provided, that nothing herein shall limit the disclosure
                        --------
of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the holders of Registrable Securities, (iii) to regulatory personnel, auditors or accountants, (iv) in connection with any litigation to which any one or more of the holders of Registrable Securities is a party, (v) to a Subsidiary or Affiliate of such holder of Registrable Securities as provided in clause (a) above or (vi) to any prospective holder of Registrable Securities so long as such prospective holder of Registrable Securities first executes and delivers to the respective holder of Registrable Securities a Confidentiality Agreement substantially in the form of Annex 1.
   -------

          8.  Other Registration Rights.
              -------------------------

          (a)  No Existing Agreements.  Issuer represents and warrants to the
               ----------------------
Investor that there is not in effect on the date hereof any agreement by Issuer (other than this Agreement) pursuant to which any holders of securities of Issuer have a right to cause Issuer to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction other than the Stockholders Registration Rights Agreement.

          (b)  Future Agreements.  Issuer shall not hereafter agree with or
               -----------------
amend an existing agreement with the holders of any securities issued or to be issued by Issuer to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction unless such agreement specifically provides that (i) such holder of such securities may not participate in any Requested Registration except as provided in Section 1; (ii)
                                                                ---------
the holder of such securities may not participate in any Piggyback Registration except as provided in Section 2; and (iii) such securities may not be publicly
                      ---------
offered or sold for the period specified in Section 5 under the circumstances
                                            ---------
described in such Section.

          9.  Definitions.
              -----------

          (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

                         Registration Rights Agreement
                         -----------------------------

          "Agreement" means this Registration Rights Agreement, as the same
           ---------
shall be amended from time to time.

          "Business Day" has the meaning ascribed to it in the Warrant
           ------------
Agreement.

          "Common Stock" has the meaning ascribed to it in the Warrant
           ------------
Agreement.

          "Commission" has the meaning ascribed to it in the Warrant Agreement.
           ----------

          "Cutback Registration" means any Requested Registration or Piggyback
           --------------------
Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises Issuer and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of Issuer which are not Registrable Securities) exceed the number which can be sold in such offering.

          "Effective Long-Form Registration" means a Long-Form Registration that
           --------------------------------
results in an Effective Registration.

          "Effective Registration" means a Requested Registration which (a) has
           ----------------------
been declared or ordered effective in accordance with the rules of the Commission, (b) has been kept effective for the period of time contemplated by
Section 3(b) and (c) has resulted in the Registrable Securities requested to be
- ------------
included in such registration actually being sold (except by reason of some act or omission on the part of the Requesting Holders); provided that a Cutback
                                                    --------
Registration shall not be an Effective Registration for purposes of this Agreement; and provided, further, that a Requested Registration in which Issuer
               --------  -------
includes securities for sale for the account of Issuer shall not be an Effective Registration for purposes of this Agreement. Notwithstanding the foregoing, a registration that does not become effective after it has been filed with the Commission solely by reason of the refusal to proceed of the Requesting Holders shall be deemed to be an Effective Registration for purposes of this Agreement.

          "Effective Short-Form Registration" means a Short-Form Registration
           ---------------------------------
that results in an Effective Registration.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "Form S-1" means Form S-1 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar long-form registration statement.


                         Registration Rights Agreement
                         -----------------------------

          "Form S-2" means Form S-2 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar short-form registration statement.

          "Form S-3" means Form S-3 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar short-form registration statement.

          "Indemnified Party" means a party entitled to indemnity in accordance
           -----------------
with Section 6.
     ---------

          "Indemnifying Party" means a party obligated to provide indemnity in
           ------------------
accordance with Section 6.
                ---------

          "Inspectors" has the meaning ascribed to it in Section 3(k).
           ----------                                    ------------

          "Investor" has the meaning ascribed to it in the preamble.
           --------

          "Issuer" has the meaning ascribed to it in the preamble.
           ------

          "Long-Form Registration" means a Requested Registration effected by
           ----------------------
the filing of a registration statement on Form S-1 with the Commission.

          "Losses" has the meaning ascribed to it in Section 6(a).
           ------                                    ------------

          "Majority Warrant Stockholders" has the meaning ascribed to it in the
           -----------------------------
Warrant Agreement.

          "Managing Underwriter" means, with respect to any Public Offering, the
           --------------------
underwriter or underwriters managing such Public Offering.

          "NASD" means the National Association of Securities Dealers.
           ----

          "Notice of Piggyback Registration" has the meaning ascribed to it in
           --------------------------------
Section 2(a).
- ------------

          "Notice of Requested Registration" has the meaning ascribed to it in
           --------------------------------
Section 1(a).
- ------------

          "Person" has the meaning ascribed to it in the Warrant Agreement.
           ------

          "Piggyback Registration" means any registration of equity securities
           ----------------------
of Issuer under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of Issuer or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto),

                         Registration Rights Agreement
                         -----------------------------
whether for sale for the account of Issuer or for the account of any holder of securities of Issuer (other than Registrable Securities).

          "Public Offering" means any offering of Common Stock to the public,
           ---------------
either on behalf of Issuer or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

          "Put Postponement" has the meaning ascribed to it in the Warrant
           ----------------
Agreement.

          "Put Reactivation Date" has the meaning ascribed to it in the Warrant
           ---------------------
Agreement.

          "Put Response Notice" has the meaning ascribed to it in the Warrant
           -------------------
Agreement.

          "Records" has the meaning ascribed to it in Section 3(k).
           -------                                    ------------

          "Registrable Securities" means (i) shares of Common Stock or Other
           ----------------------
Securities issued or issuable upon exercise of the Warrants and (ii) any securities issued or issuable with respect to any Common Stock or Other Securities referred to in clause (i) by way of stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144, or (z) they shall have ceased to be outstanding. Securities beneficially owned by Issuer or any Affiliate (other than an institutional investor) shall not be deemed Registrable Securities.

          "Registration Expenses" means all expenses incident to Issuer's
           ---------------------
performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Requested Registration or Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Issuer and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single

                         Registration Rights Agreement
                         -----------------------------
counsel retained by the holders of a majority of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers of sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof.

          "Registration Request" has the meaning ascribed to it in Section 1(a).
           --------------------                                    ------------

          "Requesting Holders" means, with respect to any Requested Registration
           ------------------
or Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

          "Requested Registration" means any registration of Registrable
           ----------------------
Securities under the Securities Act effected in accordance with Section 1.
                                                                ---------

          "Rule 144" means Rule 144 promulgated by the Commission under the
           --------
Securities Act, and any successor provision thereto.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.


          "Short-Form Registration" means a Requested Registration effected by the filing of a registration statement on Form S-2 or Form S-3 with the Commission.

          "Trigger Date" has the meaning ascribed to it in Section 1(a).
           ------------                                    ------------

          "Warrants" has the meaning ascribed to it in the Warrant Agreement.
           --------

          "Warrant Agreement" has the meaning ascribed to it in the preamble.
           -----------------

          "Warrant Stock" has the meaning ascribed to it in the Warrant
           -------------
Agreement.

          (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

                         Registration Rights Agreement
                         -----------------------------

          10.  Miscellaneous.
               -------------

          (a)  Notices.  All notices, requests and other communications
               -------
hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

               If to Investor, to:

               Chase Manhattan Investment Holdings, Inc,
               c/o The Chase Manhattan Bank
                 (National Association)
               1 Chase Manhattan Plaza
               New York, New York 10081
               Facsimile No.:  (212) 552-5529
               Attn:  Elliott H. Jones - Vice President

               with a copy to:

               Chase Manhattan Investment Holdings, Inc.
               c/o The Chase Manhattan Bank
                 (National Association)
               802 Delaware Avenue
               P.O. Box 15371
               Wilmington, Delaware 19850-5371
               Facsimile No.:  (302) 429-0456
               Attn:  Warren Leonard

               If to Issuer, to:

               Associated Holdings, Inc.
               1075 Hawthorne Drive
               Itasca, Illinois 60143
               Facsimile No.:  (708) 773-6491
               Attn:  President and Chief
                         Executive Officer

               with a copy to:

               Wingate Partners, L.P.
               750 North St. Paul
               Suite 1200
               Dallas, Texas 75201
               Facsimile No.:  (214) 871-8799
               Attn:  Thomas W. Sturgess and
                         Frederick B. Hegi, Jr.



                         Registration Rights Agreement
                         -----------------------------

               Cumberland Capital Corporation
               301 Commerce Street
               Suite 3300
               Fort Worth, Texas  76102
               Facsimile No.:  (817) 870-2685
               Attn:  Gary G. Miller

With respect to any other holder of Registrable securities, such notices, requests and other communications shall be sent to the addresses set forth in the stock or Warrant transfer records regularly maintained by Issuer. All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          (b)  Entire Agreement.  This Agreement supersedes all prior
               ----------------
discussions and agreements between the parties with respect to the subject matter hereof, and together with the Warrant and the Warrant Agreement contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          (c)  Amendment.  This Agreement may be amended, supplemented or
               ---------
modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of Issuer and Persons owning two-thirds or more of the Registrable Securities; provided, however, that any
                                                  --------  -------
amendment or modification of this Section 10 (c) shall be duly executed by or on
                                  --------------
behalf of each of the Issuer and each holder of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such holders pursuant to such Registration Statement.

          (d)  Waiver.  Subject to paragraph (e) of this Section, any term or
               ------              -------------
condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such


                         Registration Rights Agreement
                         -----------------------------
waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

          (e)  Consents and Waivers by Holders of Registrable Securities.  Any
               ---------------------------------------------------------
consent of the holders of Registrable Securities pursuant to this Agreement, and any waiver by such holders of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by Persons owning two-thirds or more of the Registrable Securities, and any such consent or waiver so given or taken will be binding on all the holders of Registrable Securities.

          (f)  No Third Party Beneficiary.  The terms and provisions of this
               --------------------------
Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 6.
                ---------

          (g)  Successors and Assigns.  This Agreement is binding upon, inures
               ----------------------
to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          (h)  Headings.  The headings used in this Agreement have been inserted
               --------
for convenience of reference only and do not define or limit the provisions hereof.

          (i)  Invalid Provisions.  If any provision of this Agreement is held
               ------------------
to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          (j)  Remedies.  Except as otherwise expressly provided for herein, no
               --------
remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in

                         Registration Rights Agreement
                         -----------------------------
addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies. As between the parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

          Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and Issuer and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

          (k)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          (l)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.



                         Registration Rights Agreement
                         -----------------------------

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written

                                   CHASE MANHATTAN INVESTMENT HOLDINGS, INC.


                                   By:
                                      --------------------------------
                                      Name:   Elliott H. Jones
                                      Title:  Vice President


                                   ASSOCIATED HOLDINGS, INC.


                                   By:
                                      --------------------------------
                                      Name:   Thomas W. Sturgess
                                      Title:  Chairman and Chief
                                                Executive Officer




                         Registration Rights Agreement
                         -----------------------------

                                                                         Annex 1
                                                                         -------




                      [Form of Confidentiality Agreement]
                      -----------------------------------

                                         [Date]

                           CONFIDENTIALITY AGREEMENT
                           -------------------------


[Insert Name and
  Address of Prospective
  Holder of Registrable Securities]

             Re:  Registration Rights Agreement dated
                  as of January 31, 1992 between
                  Associated Holdings, Inc. and
                  Chase Manhattan Investment Holdings, Inc.

Dear ______________:

          As a party to the above-referenced Registration Rights Agreement (the "Agreement"), we have agreed with Associated Holdings, Inc. (the "Company") pursuant to Section 7 of the Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Company as being confidential at the time the same is delivered to us pursuant to the Agreement.

          As provided in said Section 7, we are permitted to provide you, as a prospective holder of Registrable Securities (as defined in the Agreement), with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this confidentiality Agreement.

          Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that (A) such information will not be used by you except in connection with the proposed purchase mentioned above and (B) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound practices, to keep such information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule,

                         Registration Rights Agreement
                         -----------------------------
regulation or judicial process, (ii) to your counsel or to counsel for any of the holders of Registrable Securities, (iii) to regulatory personnel, auditors or accountants, (iv) in connection with any litigation to which you or any one or more of the holders of Registrable Securities is a party; and provided that in no event shall you be obligated to return any materials furnished to you pursuant to this Confidentiality Agreement.

          Would you please indicate your agreement to the foregoing by signing, at the place provided below, the enclosed copy of this Confidentiality Agreement.

                                        Very truly yours,

                                        [Insert Name of Holder of
                                         Registrable Securities]


                                        By:
                                           ---------------------------------

The foregoing is agreed to
as of the date of this letter.

[Insert Name of Prospective
Holder of Registrable Securities]


By:
   ----------------------------------




                         Registration Rights Agreement
                         -----------------------------

                         Annex 3 - First Legal Opinion

                               January 31, 1992



Chase Manhattan Investment
  Holdings, Inc.
1 Chase Manhattan Plaza
New York, NY 10081

Ladies and Gentlemen:

          We have acted as counsel to Associated Holdings, Inc., a Delaware corporation (the "Issuer"), in connection with the preparation, authorization,
                  ------
execution and delivery of, and the consummation of the transactions contemplated by, (i) the Warrant Agreement, dated as of January 31, 1992 (the "Warrant
                                                                  -------
Agreement"), among the Issuer, Chase Manhattan Investment Holdings, Inc., a
- ---------
Delaware corporation (the "Investor") and, for certain purposes, Associated
                           --------
Stationers, Inc. (the "Operating Company"), (ii) the warrant certificate
                       -----------------
registered in the name of the Investor, dated as of January 31, 1992 (the "Underwriting Warrant Certificate"), representing the Underwriting Warrants (as
 --------------------------------
defined in the Warrant Agreement), (iii) the form of warrant certificate representing the Tranche B Warrants (as defined in the Warrant Agreement), to be issued within 12 months of the date hereof ("Tranche B Warrant Certificates";
                                             ------------------------------
the Tranche B Warrant Certificates and the Underwriting Warrant Certificates herein being collectively referred to as the "Warrant Certificates") and (iv)
                                              --------------------
the Registration Rights Agreement, dated as of January 31, 1992 (the "Registration Rights Agreement"), between the Issuer and the Investor. We also
 -----------------------------
have acted as counsel to the Operating Company in connection with preparation, authorization, execution and delivery of the Warrant Agreement. This opinion is being furnished to you pursuant to Section 2.02(a) of the Warrant Agreement for purposes of Section 7 thereof. Terms defined in the Warrant Agreement, in the Warrant Certificates or in the Registration Rights Agreement and not otherwise defined herein are used herein with the meanings as so defined.

Chase Manhattan Investment
  Holdings, Inc.
January 31, 1992
Page 2


          In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Warrant Agreement, the Warrant Certificates, the Registration Rights Agreement, the Joinder Agreement between the Issuer and Wingate Partners, L.P. ("Wingate"), dated as of January 31, 1992
                                        -------
the "Joinder Agreement") and such corporate records, agreements, documents and
     -----------------
other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Issuer and the Operating Company, and have made such inquiries of such officers and representatives as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

          In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Issuer and the Operating Company and upon the representations and warranties of the Issuer contained in the Warrant Agreement and in the Warrant Certificates.

          Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

          1. Each of the Issuer and the Operating Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          2. The Issuer has all requisite corporate power and authority to execute and deliver the Warrant Agreement, the Warrant Certificates and the Registration Rights Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Warrant Agreement, the Warrant Certificates and the Registration Rights Agreement by the Issuer and the consummation by the Issuer of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Issuer. Each of the Warrant Agreement, the Warrant Certificates and the Registration Rights Agreement has been duly and validly executed and delivered by the Issuer

Chase Manhattan Investment
  Holdings, Inc.
January 31, 1992
Page 3

and (assuming the due authorization, execution and delivery thereof by the other parties thereto and receipt of consideration for issuance of the Warrrants in accordance with the terms of the Warrant Agreement) constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

          3. The Operating Company has all requisite corporate power and authority to execute and deliver the Warrant Agreement (for purposes of Section 7 thereof) and to perform its obligations thereunder. The execution, delivery and performance of the Warrant Agreement (for purposes of Section 7 thereof) by the Operating Company and the consummation by the Operating Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Operating Company. The Warrant Agreement (for purposes of Section 7 thereof) has been duly and validly executed and delivered by the Operating Company and (assuming the due authorization, execution an delivery thereof by the other parties thereto and receipt of consideration for issuance of the Warrants in accordance with the terms of the Warrant Agreement) constitutes the legal, valid and binding obligation of the Operating Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

          4. The execution and delivery of the Warrant Agreement (with respect to the Issuer as to the whole Warrant

Chase Manhattan Investment
  Holdings, Inc.
January 31, 1992
Page 4

Agreement and with respect to the Operating Company for purposes of Section 7 thereof), the Warrant Certificates (with respect to the Issuer) and the Registration Rights Agreement (with respect to the Issuer), the consummation of the transactions contemplated thereby and compliance by each of the Issuer and the Operating Company with any of the provisions thereof applicable to such entity will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of either the Issuer or the Operating Company, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument to which the Issuer or the Operating Company is a party or by which either of them is bound of which we are aware, (iii) any New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Issuer or the Operating Company of which we are aware.

          5. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by each of the Issuer and the Operating Company, as the case may be, of the Warrant Agreement, the Warrant Certificates and the Registration Rights Agreement or the consummation by the Issuer and the Operating Company of the transactions contemplated thereby, except for filings and other actions required pursuant to the Securities Act of 1933 and the rules and regulations thereunder and federal and state securities or blue sky laws, as to which we express no opinion, and those already obtained.

          6. Except as set forth in Schedule IV to the Credit Agreement, to our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Issuer or the Operating Company that relates to any of the transactions contemplated by the Warrant Agreement, the Warrant Certificates and the Registration Rights Agreement.

          7. The authorized capital stock of the Issuer consists of 5,000,000 shares of Class A Common Stock, $0.01 par value per share, 5,000,000 of Class B Common Stock, $0.01 par value per share, 15,000 shares of Class A Preferred Stock, $0.01 par value per share, 15,000 shares of Class B Preferred Stock,

Chase Manhattan Investment
  Holdings, Inc.
January 31, 1992
Page 5

$0.01 par value per share, 15,000 shares of Class C Preferred Stock, $0.01 par value per share, and 200,000 shares of Additional Preferred Stock, $0.01 par value per share. As of the date hereof, the Issuer has outstanding (i) 850,000 shares of Common Stock, (ii) 5,000 shares of Class A Preferred Stock; (iii) 5,000 shares of Class B Preferred Stock; and (iv) 7,500 shares of Class C Preferred Stock. All of such outstanding shares of capital stock of the Issuer are duly authorized, validly issued, and, other than with respect to 46,258 shares of Class A Common Stock which at closing will be partly paid shares which are assessable, under the General Corporation Law of the State of Delaware, fully paid and nonassessable, and all shares of Warrant Stock will be, when issued upon exercise of Warrants and upon receipt of consideration therefor in accordance with the terms of the Warrant Agreement, duly authorized, validly issued, fully paid, and nonassessable. To our knowledge, there are no outstanding securities of the Issuer convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Issuer, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Issuer to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such capital stock other than (i) in accordance with the certificate of incorporation of the Issuer; (ii) management stock option arrangements pursuant to the Issuer's 1992 Management Stock Option Plan; (iii) Warrants issued pursuant to the Warrant Agreement; and (iv) warrants issued pursuant to that certain warrant agreement, dated as of the date hereof, between the Issuer and Boise Cascade Corporation.
Schedule I attached hereto sets forth a list derived from the Issuer's stock records of record holders of Common Stock as of the date hereof, together with the number of shares of Common Stock each such holder is shown to hold on the Issuer's stock records.

          8. The Issuer is not an "investment company" or a company "controlled by an investment company", within the meaning of the Investment Company Act of 1940, as amended.

          9. The Issuer is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility
Holding Company Act of 1935, as amended.

Chase Manhattan Investment
  Holdings, Inc.
January 31, 1992
Page 6

          10. The Joinder Agreement has been duly executed and delivered by Wingate and constitutes a valid and legally binding obligation of each of Wingate and the Issuer, enforceable against each of them in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally and by general principles of equity.

          We have not acted as counsel to the Company or the Guarantor in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by:

          (i) the Purchase and Sale Agreement, dated as of September 17, 1991, among Boise Cascade Office Products Corporation, a Delaware corporation ("BCOP"), Boise Cascade Corporation, a Delaware corporation ("Boise"), and the Company, as amended by the Extension to Purchase and Sale Agreement dated as of December 17, 1991, among BCOP, Boise and the Company, and as further modified and supplemented and in effect from time to time (the "Purchase Agreement"),

          (ii) the Transition Services Agreement to be entered into among Boise, BCOP and the Company (the "Transition Agreement"), and

          (iii) the Agreement for Data Processing Services to be entered into between the Company and Affiliated Computer Services, Inc. (the "Technology Agreement")

and any other agreements, instruments, and other documents relating thereto or executed and delivered in connection therewith. Accordingly, we express no opinion as to the Purchase Agreement, the Transition Agreement, the Technology Agreement or as to such other agreements, instruments or other documents, other than the Warrant Agreement, the Warrant Certificates, the Registration Rights Agreement and the Joinder Agreement.

          The enforceability of provisions of the Warrant Agreement and the Registration Rights Agreement of the effect that terms may not be waived or modified except in writing may be limited under certain circumstances. We express no opinion as to the enforceability of provisions contained in the Warrant Agreement and the Registration Rights Agreement to the effect that the parties thereto waive defenses based upon the grounds of

Chase Manhattan Investment
  Holdings, Inc.
January 31, 1992
Page 7


lack of jurisdiction or competence of a court to grant an injunction or other equitable relief.

          The opinions herein are limited to the laws of the State of New York, the corporate laws of the State of Delaware, and the federal laws of the United States, and we express no opinion on the effect on the matters covered by this opinion of the laws of any other jurisdiction.

          This opinion is rendered solely for your benefit in connection with the transactions described above. This opinion may not be used or relied upon by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent.

                                       Very truly yours,

Chase Manhattan Investment
  Holdings, Inc.
January 31, 1992
Page 8


                                  SCHEDULE I
                                  ----------

                        Record Holders of Common Stock
                         of Associated Holdings, Inc.
                            as of January 31, 1992

   Record Holders                              Shares of Common Stock Held
   --------------                              ---------------------------
Wingate Partners, L.P.                                    592,175

ASI Partners, L.P.                                        226,345

Good Capital Co., Inc.                                     54,609

Cumberland Capital Corporation                             23,129

                                                          -------

                                   Total Shares           896,258


               Annex 4 - Certificate of Incorporation of Issuer

                         CERTIFICATE OF INCORPORATION
                                      OF
                           ASSOCIATED HOLDINGS, INC.

          THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as following:

                                  ARTICLE ONE
                                  -----------

          The name of the Corporation is Associated Holdings, Inc.

                                  ARTICLE TWO
                                  -----------

          The registered office of the Corporation is to be located at 1209 Orange Street in the City of Wilmington in the County of New Castle, in the State of Delaware. The name of its registered agent at that address is the Corporation Trust Company.

                                 ARTICLE THREE
                                 -------------

          The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                 ARTICLE FOUR
                                 ------------

          The total number of shares of all classes of stock which the Corporation shall have authority to issue is 10,245,000 shares, consisting of
(a) 15,000 shares of a class designated as Class A Preferred Stock, par value $0.01 per share (the "Class A Preferred Stock"); (b) 15,000 shares of a class designated as Class B Preferred Stock, par value $0.01 per share (the "Class B Preferred Stock"); (c) 15,000 shares of a class designated as Class C Preferred Stock, par value $0.01 per share (the "Class C Preferred Stock"); (d) 200,000 shares of a class of preferred stock, par value of $0.01 per share, as to which the Board of Directors shall have the authority set forth in Article Five (the "Additional Preferred Stock"); (e) 5,000,000 shares of a class designated as Class A Common Stock, par value of $0.01 per share (the "Common Stock"); and
(f) 5,000,000 shares of a class designated as Class B Common Stock, par value $0.01 per share (the "Nonvoting Common Stock").

          The following is a statement of the designations and the powers, preferences, and rights and the qualifications, limitations, and restrictions of the Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Common Stock, and Nonvoting Common Stock:

I.  Terms Applicable to the Class A Preferred Stock.
    -----------------------------------------------

          1.1  Dividends.  (a)  Subject to the provisions of Sections 1.1(b),
               ---------
1.2(f), and 1.2(h) the holders of Class A Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors of the Corporation out of funds legally available for such purpose, dividends on the outstanding shares of Class A Preferred Stock at the Class A Preferred Dividend Rate, payable on each Preferred Dividend Payment Date to holders of record as they appear on the stock transfer books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates for such dividends, as are fixed by the Board of Directors (or, to the extent permitted by applicable law, a duly authorized committee thereof). Such dividends shall be cumulative and shall accrue with respect to each share of Class A Preferred Stock, whether or not declared, whether or not restricted by the terms of the Debt Agreements or otherwise pursuant to the provisions hereof, and whether or not there are funds legally available for the payment thereof until paid. The dividends on the Class A Preferred Stock may be declared payable in cash or in additional shares of Class A Preferred Stock valued at $1,000 per share, in the discretion of the Board of Directors. No other dividends may be declared or paid to the holders of Class A Preferred Stock. All dividends declared by the Board of Directors upon shares of Class A Preferred Stock in accordance with this Section 1.1(a) shall be declared and paid pro rata with respect to all shares of Class A Preferred Stock then outstanding.

          (b) If at any time the Corporation shall have failed to pay any accumulated dividends on any shares of Class A Preferred Stock on any Preferred Dividend Payment Date as provided above, or if at time the Corporation shall have failed to redeem shares of Class A Preferred Stock as required by Section 1.2(a) for any reason, the Corporation shall not

          (i) declare or pay any dividend on any Junior Shares or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any Junior Shares or make any distribution with respect thereto, either directly or indirectly and whether in cash or property or in obligations or shares (other than in Junior Shares) of the Corporation or any Subsidiary,

          (ii) purchase any shares of Class A Preferred Stock (except for a consideration payable in Junior Shares) or redeem fewer than all of the shares of Class A Preferred Stock then outstanding, or

          (iii) permit any Subsidiary to purchase any Junior Shares or permit any Subsidiary to purchase fewer than all of the shares of Class A Preferred Stock then outstanding,

unless, at the time of any such dividend, payment, distribution, purchase or redemption, all accrued and unpaid dividends on shares of Class A Preferred Stock are contemporaneously paid in full in cash or additional shares of Class A Preferred Stock and all shares of Class A Preferred Stock which the Corporation shall have so failed to redeem are contemporaneously redeemed.

          1.2  Redemption.
               ----------

          (a)  Scheduled Redemption.  Subject to any limitations contained
               --------------------
elsewhere in this ARTICLE FOUR, the Corporation shall redeem all, but not less than all, shares of Class A Preferred Stock on July 31, 1999, out of funds legally available for such purpose, at a price per share equal to the Redemption Price.

          (b)  Mandatory Redemption.  Subject to any limitations contained
               --------------------
elsewhere in this ARTICLE FOUR, in the event of the occurrence of a Cash-Out Event, the Corporation agrees, at the election of any holder of then outstanding shares of Class A Preferred Stock made as set forth in Section 1.2(i) below, to redeem all, but not less than all, of such holder's shares of Class A Preferred Stock then outstanding, out of funds legally available for such purpose, at a price per share equal to the Redemption Price therefor. If pursuant to such Cash-Out Event the holders of Common Stock of the Corporation receive cash, Marketable Securities or a combination thereof, then, at the option of the Corporation, the Corporation may, in lieu of the cash redemption contemplated in the immediately preceding sentence, redeem such Class A Preferred Stock by converting each such share into such cash, Marketable Securities or a combination thereof, in the same proportions as the holders of Common Stock of the Corporation so receive, the value of which shall equal the Redemption Price.

          (c)  Redemptions at Option of Corporation.  At any time, and from time
               ------------------------------------
to time, the Corporation may, at its election, redeem, out of funds legally available for such purpose, any portion or all of the Class A Preferred Stock then outstanding at a price per share equal to the Redemption Price. Any redemption of shares pursuant to this Section 1.2(c) will be made ratably (as nearly as practicable) among the holders of the Class A Preferred Stock based upon the number of shares held by each such holder.

          (d)  Optional Redemption through Note Exchange.
               -----------------------------------------

          (i) Subject to the provisions of subdivision (iv) of this Section 1.2(d), at the option of the Corporation, the

Corporation may, at any time out of funds legally available for such purpose, redeem all, but not less than all, shares of the Class A Preferred Stock then outstanding in exchange for, and through the issue by the Corporation in the manner provided in this subdivision of, Class A Exchange Notes to be issued under the Class A Indenture. Such exchange, if any, shall be a redemption of the Class A Preferred Stock in exchange for the Class A Exchange Notes. The Class A Exchange Notes issued to each holder shall be in an aggregate principal amount equal to the Liquidation Value of the shares of Class A Preferred Stock redeemed by the Corporation in exchange therefor.

          (ii) Not more than 60 nor less than 30 days prior to the exchange date, the Corporation shall mail irrevocable written notice, by registered mail, postage prepaid and return or certified receipt requested, to each record holder (and, to the extent such holder is a corporation, to the attention of its Chief Executive Officer and its Corporate Secretary), specifying the exchange date and the time and place where certificates representing shares of Class A Preferred Stock are to be surrendered for Class A Exchange Notes. Upon mailing such notice, the Corporation will be obliged to redeem all shares of Class A Preferred Stock in exchange for the Class A Exchange Notes on the exchange date specified in such notice. Upon surrender in accordance with such notice of the certificates evidencing any shares of Class A Preferred Stock so exchanged (properly endorsed or signed for transfer, if the Corporation shall require and the notice shall so state), the Corporation will cause the Class A Exchange Notes to be authenticated and issued in exchange for such shares of Class A Preferred Stock and to be mailed to the holder of the shares of Class A Preferred Stock at such holder's address of record or such other address as the holder shall specify upon such surrender of such certificates.

          (iii) On the exchange date, (A) the shares of Class A Preferred Stock subject to such exchange and redemption shall cease to be entitled to any dividends accruing after the exchange date, (B) all rights of the respective holders of such shares, as stockholders of the Corporation by reason of the ownership of such shares, except the right to receive the Class A Exchange
Notes upon surrender (and endorsement, if required by the Corporation) of the respective certificates representing such shares, shall cease, (C) such shares shall cease to be outstanding, and (D) the person or persons entitled to receive the Class A Exchange Notes issuable upon such exchange shall be treated for all purposes as the registered holder or holders of Class A Exchange Notes; provided, however, that interest shall not begin to accrue on any such Class A
- --------  -------
Exchange Note issuable
     to a holder of Class A Preferred Stock until such time as such holder surrenders the certificate or certificates evidencing such shares of Class A Preferred Stock.

          (iv) The Corporation may redeem shares of Class A Preferred Stock in exchange for Class A Exchange Notes only if, on the Exchange Date, (x) the Corporation has paid all accrued dividends on all outstanding shares of Class A Preferred Stock and (y) the Class A Indenture shall be executed and delivered by the Corporation and the trustee thereunder.

          (e)  Redemption Price. For each share of Class A Preferred Stock which
               ----------------
is to be redeemed for cash the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender of the certificate representing such share to the Corporation's stock transfer agent, or if none, to the Corporation at its principal office) an amount in cash equal to the Redemption Price. If the funds of the Corporation legally available for redemption of shares of Class A Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of shares ratably (as nearly as practicable) among the holders of the shares to be redeemed based upon the aggregate Redemption Price of such shares held by each such holder. As and when additional funds of the Corporation are legally available for the redemption of shares, such funds shall as soon as practicable be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Redemption Date.

          (f)  Dividends after Redemption Date. Subject to any limitations
               -------------------------------
contained elsewhere in this ARTICLE FOUR, no share of Class A Preferred Stock is entitled to any dividends accruing after the redemption of such share. Subject to any limitations contained elsewhere in this ARTICLE FOUR, on the date of such redemption dividends will cease to accrue, all rights of the holder of such share as such holder will cease, and such shares will be deemed not to be outstanding.

          (g)  Redeemed or Otherwise Acquired Shares. Any shares of Class A
               -------------------------------------
Preferred Stock which are redeemed or otherwise acquired by the Corporation will be retired and cancelled and may not be reissued.

          (h)  Restrictions on Dividends and Redemptions. Notwithstanding
               -----------------------------------------
anything in this ARTICLE FOUR to the contrary, no dividend payment or other distribution or redemption may be made with respect to Class A Preferred Stock if such payment or other distribution or redemption will be in contravention of the restrictions or limitations on such payments or other distributions or redemptions contained in (i) this ARTICLE FOUR, (ii) the Debt Agreements, (iii) the Subordinated Note, or (iv) any and all applicable state or federal laws, rules, and regulations or in any and all orders of any state or federal governmental authority.

          (i)  Redemption Methods.
               ------------------

          (i) In order to effect a redemption under either Section 1.2(a) or 1.2(c) above, the Corporation shall deliver written notice, by registered or certified mail, postage prepaid and return receipt requested, to the holders of record (and, to the extent any such holder is a corporation, to the attention of its Chief Executive Officer and its Corporate Secretary) of the shares to be redeemed, addressed to such holders at their last addresses as shown on the stock transfer books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption (to be a date not less than 30 days from the date of such notice), the Redemption Price, places of payment, that payment will be made upon presentation and surrender of the certificates representing shares to be redeemed and that on and after the date of such redemption (or such earlier date as permitted hereunder) dividends will cease to accumulate on such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given when mailed, and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares to be redeemed on or after the date fixed for redemption as stated in such notice. Each holder of the shares called for redemption shall surrender its certificate or certificates evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price in cash, with respect to any redemption under Sections 1.2(a) or 1.2(c). If less than all shares evidenced by any such surrendered certificate are redeemed, a new certificate shall be issued evidencing the unredeemed shares.

          (ii) In order to effect a redemption under Section 1.2(b) above, within 30 days after the date of the occurrence of a Cash-Out Event the Corporation shall deliver notice by registered or certified mail, postage prepaid and return receipt requested, to the holders of record (and, to the extent such holder is a corporation, to the attention of its Chief Executive Officer and its Corporate Secretary) of the shares to be redeemed, addressed to such holders at their last addresses as shown on the stock transfer books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption (to be a date not less than 30 days from the date of such notice), the Redemption
     Price, places of payment, that payment will be made upon presentation and surrender of the certificates representing shares to be redeemed, a description in reasonable detail of the applicable Cash-Out Event giving rise to the redemption, and a description in reasonable detail of any Marketable
     Securities to be included, and that on or after the date of such redemption (or such earlier date as permitted hereunder) dividends will cease to accumulate on such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given when mailed, and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares to be redeemed on or after the date fixed for redemption as stated in such notice. Each holder of the shares called for redemption who elects to exercise the right of redemption under Section 1.2(b) above must surrender its certificate or certificates evidencing all such shares to the Corporation on or before the date set for redemption and at the place designated in the Corporation's notice and shall thereupon be entitled to receive payment of the Redemption Price in cash, Marketable Securities or a combination thereof, as applicable. Any failure on the part of any holder notified as provided above to surrender such certificate or certificates on or before the date set for redemption at the place designated for redemption as provided above, shall be conclusively deemed to have not elected to redeem such holder's shares under and pursuant to Section 1.2(b) above and shall not be entitled to receive the Redemption Price as provided above.

          (iii) Notwithstanding any other provision of this ARTICLE FOUR, if on or after the date on which any notice of redemption is first sent to the holders of shares to be redeemed, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accrue after the date fixed for redemption, the shares shall no longer be deemed outstanding, holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate.

          1.3  Voting Rights.  Except as set forth below and as
               -------------
otherwise required by law, holders of shares of Class A Preferred
Stock shall have no voting rights. In connection with any right to vote, each holder of Class A Preferred Stock will have one vote for each share held. Any shares of Class A Preferred Stock held by the Corporation or its subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum. So long as the Class A Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of at least 51% of all outstanding Class A Preferred Stock voting separately as a class:

          (a) amend, alter, modify or repeal any provision of this Certificate of Incorporation or the By-Laws of the Corporation in any manner which affects materially and adversely the relative rights, preferences, qualifications, powers, limitations or restrictions of the Class A Preferred Stock;

          (b) increase the authorized number of shares of Preferred Stock of the Corporation, authorize, issue or otherwise create securities convertible into any shares of capital stock of the Corporation other than Junior Shares.

          (c) voluntarily effect any reclassification of the Class A Preferred Stock.

           Whenever dividends on the Class A Preferred Stock shall be in arrears in an amount equal to at least six quarterly dividends (whether or not consecutive), (i) the number of members of the Board of Directors of the Corporation shall be increased by one, effective as of the election of such directors as hereinafter provided and (ii) the holders of the Class A Preferred Stock (voting separately as a class) will have the exclusive right to vote for and elect such one additional director of the Corporation at any meeting of the stockholders of the Corporation at which directors are to be elected held during the period such dividends remain in arrears. The right of the holders of the Class A Preferred Stock to vote for such one additional director shall terminate when all accrued and unpaid dividends on the Class A Preferred Stock have been declared and paid in cash or in additional shares of Class A Preferred Stock or set apart for payment. The term of office of any director so elected shall terminate immediately upon the termination of the right of the holders of the Class A Preferred Stock to vote for such one additional director.

          The foregoing right of the holders of the Class A Preferred Stock with respect to the election of one director may be exercised at any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation held for such purpose. If the right to elect an additional director shall have accrued to the holders of the Class A Preferred Stock more than 90 days preceding the date established for the next annual meeting of stockholders, the President of the Corporation shall, within 20 days after the delivery to the Corporation at its principal office of a written request for a special meeting signed by the holders of at least 10% of the Class A Preferred Stock then outstanding, call a special meeting of the holders of the Class A Preferred Stock to be held within 60 days after the delivery of such request for the purpose of electing such additional directors.

          The holders of the Class A Preferred Stock voting as a class shall have the right to remove without cause at any time and replace any director such holders shall have elected pursuant to this Section.

          1.4  Liquidation.  (a) In the event of any voluntary or involuntary
               -----------
liquidation, dissolution or winding-up of the Corporation, the holders of shares of Class A Preferred Stock shall be entitled to receive the Class A Preferred Liquidation Value of such shares held by them in preference to and in priority over any distributions upon Junior Shares. Upon payment in full to the holders of shares of Class A Preferred Stock of the Class A Preferred Liquidation Value of such shares, the holders of shares of Class A Preferred Stock shall not be entitled, as such holders, to any further participation in any distribution of assets of the Corporation. If the assets of the Corporation are not sufficient to pay in full the Class A Preferred Liquidation Value payable to the holders of shares of Class A Preferred Stock, the holders of all such shares shall share ratably (to the exclusion of any other holders of capital stock) in such distribution of assets.

          (b) Neither a consolidation or merger of the Corporation with or into any other corporation, nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property, nor a merger of any other corporation with or into the Corporation shall be considered a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section 1.4.

II.  Terms Applicable to Class B and Class C Preferred Stock.
     -------------------------------------------------------

          2.1  Identical Rights.  Except as otherwise provided in this ARTICLE
               ----------------
FOUR, all shares of Class B Preferred Stock and Class C Preferred Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

          2.2  Dividends.  (a) Subject to the provisions of Sections 2.2(b),
               ---------
2.3(f), and 2.3(h), the holders of Class B and Class C Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors of the Corporation out of funds legally available for such purpose, dividends on the outstanding shares of Class B and Class C Preferred Stock at the Class B and Class C Preferred Dividend Rates, payable on each

Preferred Dividend Payment Date to holders of record as they appear on the stock transfer books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates for such dividends, as are fixed by the Board of Directors (or, to the extent permitted by applicable law, a duly authorized committee thereof). Such dividends shall be cumulative and shall accrue with respect to each share of Class B and Class C Preferred Stock, Whether or not declared, whether or not restricted by the terms of the Debt Agreements or otherwise pursuant to the provisions hereof, and whether or not there are funds legally available for the payment thereof until paid. The dividends on the Class B and Class C Preferred Stock may be declared payable in cash or in additional shares of the same series of Preferred Stock, in the discretion of the Board of Directors; provided that dividends on Class C Preferred Stock may be payable in additional shares of Class C Preferred Stock only for Dividend Payment Dates occurring on or prior to January 31, 1999. No other dividends may be declared or paid to the holders of Class B or Class C Preferred Stock. All dividends declared by the Board of Directors upon shares of Class B or Class C Preferred Stock in accordance with this Section 2.2(a) shall be declared and paid pro rata with respect to all shares of Class B and Class C Preferred Stock then outstanding.

          (b) If at any time the Corporation shall have failed to pay any accumulated dividends on any shares of Class B and Class C Preferred Stock on Preferred Dividend Payment Date as provided above, or if at any time the Corporation shall have filed to redeem shares of Class B or Class C Preferred Stock as required by Section 2.3(a) for any reason, the Corporation shall not:

          (i) declare or pay any dividend on any Junior Shares or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any Junior Shares or make any distribution with respect thereto, either directly or indirectly and whether in cash or property or in obligations or shares (other than in Junior Shares) of the Corporation or any Subsidiary,

         (ii) purchase any shares of Class B or Class C Preferred Stock (except for a consideration payable in Junior Shares) or redeem fewer than all of the shares of Class B and Class C Preferred Stock then outstanding (except in a manner consistent with the last sentence of Section 2.3(c)), or

         (iii) permit any Subsidiary to purchase any Junior Shares or permit any Subsidiary to purchase fewer than all of the shares of Class B and Class C Preferred Stock then outstanding, unless, at the time of any such dividend payment, distribution, purchase or redemption, all accrued and unpaid dividends on shares of Class B and Class C Preferred Stock are contemporaneously paid in full in cash or additional shares of Class B or Class C Preferred Stock, as applicable, and all shares of Class B or Class C Preferred Stock which the Corporation shall have so failed to redeem are contemporaneously redeemed.

          (c) Notwithstanding any other provision in this ARTICLE FOUR, the Corporation shall not, and shall not permit any of its Subsidiaries to, take any of the actions specified in subsection 2.2(b)(i), (ii) or (iii) above in excess of $1 million in the aggregate for all such actions, unless at the time such action is taken:

          (i) the Corporation has redeemed for cash all shares of Class B and Class C Preferred Stock, if any, which have been issued to the holders of Class B and Class C Preferred Stock, respectively, as in-kind dividends on the Class B or Class C Preferred Stock, respectively, pursuant to
     Section 2.2(a) above;

          (ii) the Corporation and its wholly-owned Subsidiaries, on a consolidated basis, have a common equity computed in accordance with generally accepted accounting principles, after giving effect to any purchases, redemptions, payments, distributions of disbursements under subsection 2.2.(b)(i), (ii), or (iii) above, of at least $26 million;

          (iii) if any such purchases, redemptions, payments, distributions or disbursements specified in subsection 2.2(b)(i), (ii) or (iii) above are to be made on or after July 31, 1999, then all shares of Class B Preferred Stock shall have been redeemed or otherwise retired; and

          (iv) if any such purchases, redemptions, payments, distributions or disbursements specified in subsection 2.2(b)(i), (ii) or (iii) above are to be made on or after the dates required for redemptions of shares of Class C Preferred Stock pursuant to Section 2.3(c) below, then that portion of such Class C Preferred Stock so required to be redeemed as of such dates shall have been redeemed or otherwise retired;

provided, however, nothing in this subsection 2.2(c) shall limit or impair the
- -----------------
Corporation's obligation to make payments or disbursements for any amount it is obligated to pay under or pursuant to the Warrant Agreement dated January 31, 1992 between the Corporation and Chase Manhattan Investment Holdings, Inc.; and further provided, nothing in this subsection 2.2(c) shall limit the Corporation
- ----------------
or its Subsidiaries from re-purchasing

Common Stock or options to purchase Common Stock of the Corporation held by any employee of the Corporation or its Subsidiaries in connection with the termination of such employee's employment.

     2.3  Redemption.
          ----------

          (a)  Scheduled Redemption.  Subject to any limitations
               --------------------
contained elsewhere in this ARTICLE FOUR, the Corporation shall redeem all shares of Class B Preferred Stock on July 31, 1999. The Corporation shall redeem all shares of Class C Preferred Stock by January 31, 2002, such redemption to be made in four equal (as nearly as practicable) quarterly installments of principal on April 30, 2001, July 31, 2001, October 31, 2001, and January 31, 2002. Scheduled redemptions shall be made out of funds legally available for such purpose, at a price per share equal to the Redemption Price.

          (b)  Mandatory Redemption.  Subject to any limitations
               --------------------
contained elsewhere in this ARTICLE FOUR, in the event of the occurrence of a Cash-Out Event, the Corporation agrees, at the election of any holder of then outstanding shares of Class B or Class C Preferred Stock, as applicable, made as set forth in
Section 2.3(i) below, to redeem all, but not less than all, of such holder's shares of Class B or Class C Preferred Stock, as applicable, then outstanding, out of funds legally available for such purpose, at a price per share equal to the Redemption Price therefor. If pursuant to such Cash-Out Event the holders of Common Stock of the Corporation received cash, Marketable Securities or a combination thereof, then, at the option of the Corporation, the Corporation may, in lieu of the cash redemption contemplated in the immediately preceding sentence, redeem such Class B or Class C Preferred Stock, as applicable, by converting each such share into such cash, Marketable Securities or a combination thereof, in the same proportions received by the holders of Common Stock of the Corporation, the value of which shall equal the Redemption Price.

          (c)  Redemption at Option of Corporation.  At any
               -----------------------------------
time, and from time to time, the Corporation may, at its election, redeem, out of funds legally available for such purpose, any portion or all of the Class B and Class C Preferred Stock then outstanding at a price per share equal to the Redemption Price. Any redemption of shares pursuant to this
Section 2.3(c) will be made ratably (as nearly as practicable) among the holders of the Class B and Class C Preferred Stock based upon the number of shares held by each such holder without distinction between classes.

          (d)  Optional Redemption through Note Exchange.
               -----------------------------------------

          (i) Subject to the provisions of subdivision (iv) of this Section 2.3(d), at the option of the Corporation, the Corporation may, at any time out of funds legally available for such purpose, redeem all, but not less than all shares of the Class B and Class C Preferred Stock then outstanding in exchange for, and through the issue by the Corporation in the manner provided in this subdivision of, Class B Exchange Notes (with respect to exchanges of Class B Preferred Stock) and Class C Exchange Notes (with respect to exchanges of Class C Preferred Stock). The Class B Exchange Notes shall be issued under the Class B Indenture and the Class C Exchange Notes shall be issued under the Class C Indenture. The Class B Exchange Notes or Class C Exchange Notes issued to each holder shall be in an aggregate principal amount equal to the Liquidation Value of the shares of Class B and Class C Preferred Stock redeemed by the Corporation in exchange thereof.

          (ii) Not more than 60 nor less than 30 days prior to the exchange date, the Corporation shall mail irrevocable written notice, by registered or certified mail, postage prepaid and return receipt requested, to each record holder (and, to the extent such holder is a corporation, to the attention of its Chief Executive Officer and its Corporate Secretary), specifying the exchange date and the time and place where certificates representing shares of Class B and Class C Preferred Stock are to be surrendered for Class B and Class C Exchange Notes. Upon mailing such notice, the Corporation will be obliged to redeem all shares of Class B and Class C Preferred Stock in exchange for the Exchange Notes on the exchange date specified in such notice. Upon surrender in accordance with such notice of the certificates evidencing the shares of Class B or Class C Preferred Stock so exchanged (properly endorsed or signed for transfer, if the Corporation shall require and the notice shall so state), the Corporation will cause the Class B or Class C Exchange Notes, as applicable, to be authenticated and issued in exchange for such shares of Class B or Class C Preferred Stock and to be mailed to the holders of the shares of Class B or Class C Preferred Stock at such holder's address of record or such other address as the holder shall specify on such surrender of such certificates.

          (iii) On the exchange date, (A) the shares of Class B and Class C Preferred Stock subject to such exchange and redemption shall cease to be entitled to any dividends accruing after that date, (B) all rights of the respective holders of such shares, as stockholders of the Corporation by reason of the ownership of such shares, except the right to receive the Class B and Class C Exchange Notes upon surrender (and endorsement, if required by the Corporation) of the respective certificates representing such shares, shall cease, (C) such shares shall cease to be outstanding, and (D) the person or persons entitled to receive the Class B or Class C Exchange Notes, as applicable, issuable upon such exchange shall be treated for all purposes as the registered holder or holders of Class B or Class C Exchange Notes, as applicable; provided, however, that interest shall not begin to accrue on
                 --------  -------
     any such Class B or Class C Exchange Notes issuable to a holder of Class B or Class C Preferred Stock, as applicable, until such time as such holder surrenders the certificate or certificates evidencing such shares of Class B or Class C Preferred Stock, as applicable.

          (iv) The Corporation may redeem shares of Class B and Class C Preferred Stock in exchange for Class B and Class C Exchange Notes only if, on the Exchange Date, (x) the Corporation has redeemed any outstanding shares of Class A Preferred Stock and, if such redemption of Class A Preferred Stock is effected by the issuance of a Class A Exchange Note, such Class A Exchange Notes shall be senior to any Class B or Class C Exchange Note issued in exchange for Class B or Class C Preferred Stock,
     (y) the Corporation has paid all accrued dividends on all outstanding shares of Class B or Class C Preferred stock, as applicable, and (z) the Class B Indenture or the Class C Indenture, as applicable, shall be executed and delivered by the Corporation and the applicable trustee thereunder.

          (e)  Redemption Price.  For each share of Class B and Class C
               ----------------
Preferred Stock which is to be redeemed for cash, the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender of the certificate representing such share to the Corporation's stock transfer agent, or if none, to the Corporation at its principal office) an amount in cash equal to the Redemption Price. If the funds of the Corporation legally available for redemption of shares of Class B and Class C Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of shares ratably (as nearly as practicable) among the holders of the shares to be redeemed upon the aggregate Redemption Price of such shares held by each such holder. As and when additional funds of the Corporation are legally available for the redemption of shares, such funds shall as soon as practicable be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Redemption Date.

          (f)  Dividends after Redemption Date.  Subject to any limitations
               -------------------------------
contained elsewhere in this ARTICLE FOUR, no share of Class B or Class C Preferred Stock is entitled to any dividends accruing after the redemption of such share. On the date of such redemption dividends will cease to accrue, all rights of the holder of such share as such holder will cease, and such shares will not be deemed to be outstanding.

           (g)  Redeemed or Otherwise Acquired Shares.  Any shares of Class B or
                -------------------------------------
Class C Preferred Stock which are redeemed or otherwise acquired by the Corporation will be retired and cancelled and may not be reissued.

           (h)  Restrictions on Dividends and Redemptions.  Notwithstanding
                -----------------------------------------
anything in this ARTICLE FOUR to the contrary, no dividend payment or other distribution or redemption may be made with respect to Class B or Class C Preferred Stock if such payment or other distribution or redemption will be in contravention of the restrictions or limitations on such payments or other distributions or redemption contained in (i) this ARTICLE FOUR, (ii) the Debt Agreements, (iii) the Subordinated Note or (iv) any and all applicable state or federal laws, rules, and regulations or in any and all orders of any state or federal governmental authority.

           (i)  Redemption Methods.  Any redemption of shares of Class B or
                ------------------
Class C Preferred Stock under and pursuant to Sections 2.3(a), 2.3(b), or 2.3(c) shall be conducted in the same applicable manner as described with respect to the Class A Preferred Stock in Section 1.2(i) above. Notwithstanding any other provision of this ARTICLE FOUR, if on or after the date on which any notice of redemption is first sent to the holders of shares to be redeemed, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing the shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accrue after the date fixed for redemption, shares shall no longer be deemed outstanding, owners thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest thereon upon surrender of their certificates therefor) shall terminate.

           2.4  Voting Rights.  Except as otherwise set forth below and as
                -------------
otherwise required by law, holders of shares of Class B or Class C Preferred Stock shall have no voting rights. In connection with the right to vote, each holder of Class B Preferred Stock will have one vote for each share held and each holder of Class C Preferred Stock shall have one vote for each share held. Any shares of Class B or Class C Preferred Stock held by the Corporation or its subsidiary shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum. So long as the Class B Preferred Stock or

Class C Preferred Stock is outstanding, the Corporation shall not without the affirmative vote or written consent of the holders of all outstanding Class B and Class C Preferred Stock, each voting as a separate class:

           (a) amend, alter, modify or repeal any provision of this Certificate of Incorporation or the By-Laws of the Corporation in any manner which affects adversely the relative rights, preferences, qualifications, powers, limitations or restrictions of that series of Preferred Stock;

           (b) increase the authorized number of shares of capital stock of the Corporation, or authorize, issue or otherwise create securities convertible into any shares of capital stock of the Corporation other than shares of Class A (only for purposes of paying dividends in-kind on Class A Preferred Stock), Class B or Class C Preferred Stock, Common Stock and/or Junior Shares; or

           (c) voluntarily effect any reclassification of the Class B or Class C Preferred Stock.

           Whenever dividends on Class B Preferred Stock shall be in arrears in an amount equal to at least six quarterly dividends (whether or not consecutive), (i) the number of members of the Board of Directors of the Corporation shall be increased by one, effective as of the time of the election of such directors as hereinafter provided and (ii) the holders of Class B Preferred Stock (voting separately as a class) will have the exclusive right to vote for and elect one additional director of the Corporation at any meeting of the stockholders of the Corporation at which directors are to be elected held during the period such dividends remain in arrears. The right of the holders of Class B Preferred Stock to vote for such one additional director shall terminate when all accrued and unpaid dividends on the Class B Preferred Stock have been declared and paid in cash or in-kind or set apart for payment. The term of office of any director so elected shall terminate immediately upon the termination of the right of the holders of the Class B Preferred Stock to vote for such one additional director.

           Whenever dividends on Class C Preferred Stock shall be in arrears in an amount equal to at least six quarterly dividends (whether or not consecutive), (i) the number of members of the Board of Directors of the Corporation shall be increased by one, effective as of the time of the election of such directors as hereinafter provided and (ii) the holders of Class C Preferred Stock (voting separately as a class) will have the exclusive right to vote for and elect one additional director of the Corporation at any meeting of the stockholders of the Corporation at which directors are to be elected held during the period such dividends remain in arrears. The right of the holders of Class C

Preferred Stock to vote for such one additional director shall terminate when all accrued and unpaid dividends on the Class B Preferred Stock have been declared and paid in cash or in-kind or set apart for payment. The term of office of any director so elected shall terminate immediately upon the termination of the right of the holders of the Class C Preferred Stock to vote for such one additional director.

           The foregoing right of the holders of Class B and Class C Preferred Stock with respect to the election of one director per class may be exercised at any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation held for such purpose. If the right to elect an additional director shall have accrued to the holders of Class B Preferred Stock or Class C Preferred Stock more than 90 days preceding the date established for the next annual meeting of stockholders, the President of the Corporation shall, within 20 days after the delivery to the Corporation at its principal office of a written request for a special meeting signed by the holders of at least 10% of the Class B Preferred Stock or Class C Preferred Stock, as applicable, then outstanding, call a special meeting of the holders of the Class B or Class C Preferred Stock, as applicable, to be held within 60 days after the delivery of such request for the purpose of electing such additional directors. The holders of the Class B Preferred Stock voting as a class shall have the right to remove without cause at any time and replace any director such holder shall have elected pursuant to this section. The holders of the Class C Preferred Stock voting as a class shall have the right to remove without cause at any time and replace any director such holder shall have elected pursuant to this section.

           2.5 Liquidation. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Class B and Class C Preferred Stock shall be entitled to receive the Class B or Class C Preferred Liquidation Value of such shares held by them in preference to and in priority over any distributions upon Junior shares. Upon payment in full to the holders of shares of Class B and Class C Preferred Stock of the Class B and Class C Preferred Liquidation Values of such shares, the holders of shares of Class B or Class C Preferred Stock shall not be entitled, as such holders, to any further participation in any distribution of assets of the Corporation. If the assets of the Corporation are not sufficient to pay in full the Class B and Class C Preferred Liquidation Value payable to the holders of shares of Class B or Class C Preferred Stock, the holders of all such shares shall share ratably (the exclusion of any other holders of capital stock) in such distribution of assets.

           (b) Neither a consolidation or merger of the Corporation with or into any other corporation, nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property, nor a merger of any other corporation with or into the Corporation, shall be considered a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section 2.5.

III. Common stock and Nonvoting Common Stock
     ---------------------------------------

          3.1  Identical Rights.  Except as otherwise provided in this ARTICLE
               ----------------
FOUR, all shares of Common Stock and Nonvoting Common Stock shall be identical and shall entitle the holder thereof to the same rights and privileges.

          3.2  Dividends.  From and after the date of issuance, the holders of
               ---------
outstanding shares of Common Stock and Nonvoting Common Stock shall be entitled to receive dividends on the shares of Common Stock and Nonvoting Common Stock when, as, and if declared by the Board of Directors, out of funds legally available for such purpose. All holders of shares of Common Stock and Nonvoting Common Stock shall share ratably, in accordance with the numbers of shares held by each such holder, in all dividends or distributions on shares of Common Stock payable in cash, in property or in securities of the Corporation (other than shares of Common Stock). All dividends or distributions declared on shares of Common Stock and Nonvoting Common Stock which are payable in shares of Common Stock or Nonvoting Common Stock shall be declared on both classes of shares at the same rate, provided that any such dividend or distribution shall be payable in shares of the class of Common Stock or Nonvoting Common Stock held by the stockholder to whom the dividend or distribution is payable.

          3.3  Stock Splits, Etc.  The Corporation shall not  in any manner
               -----------------
subdivide (by stock split, stock dividend or otherwise), or combine (by reverse stock split, or otherwise) the outstanding shares of Common Stock or Nonvoting Common Stock unless the outstanding shares of the other class shall be proportionately subdivided or combined. No reclassification or any other adjustment or modification of the rights or preferences shall be effected (including without limitation pursuant to a merger, consolidation or liquidation involving the Corporation) with respect to either the Common Stock or the Nonvoting Common Stock unless both the Common Stock and Nonvoting Common Stock are reclassified or the rights or preferences are adjusted or modified in exactly the same manner and at the same time. In this regard, and without limiting the generality of the foregoing, in the case of any consolidation or merger of the Corporation with or into any other entity (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock), or in case of any sale or transfer of all or substantially all the assets of the

Corporation, or the reclassification of the Common Stock into any other form of capital stock of the Corporation, whether in whole or in part, the holder of each share of Nonvoting Common Stock shall, after such consolidation, merger, sale or transfer or reclassification, have the right to convert such share of Nonvoting Common Stock into the kind and amount of shares of stock and other securities and property which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer or reclassification if such holder had held such Common Stock issuable upon the conversion of such share of Nonvoting Common Stock immediately prior to such consolidation, merger, sale or transfer or reclassification.

          3.4  Liquidation.  In the event of any voluntary or involuntary
               -----------
liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Common Stock and Nonvoting Common Stock shall be entitled to share ratably, in accordance with the number of shares held by each such holder, in all of the assets of the Corporation available for distribution to the holders of shares of Common Stock.

          3.5  Voting Rights.  Except as otherwise provided herein or by law,
               -------------
the entire voting power of the Corporation shall be vested in the holders of shares of Common Stock and each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder; provided that, without the consent of the holders of record of at
        --------
least 51% of Nonvoting Common Stock at the time outstanding (assuming, for the purpose of this provision, that the holders of rights to acquire shares of Nonvoting Common Stock shall be deemed to be the holders of the shares of Nonvoting Common Stock which are at the time issuable upon the full exercise thereof whether or not such holders are then entitled to exercise such rights pursuant to the terms thereof), given in writing or by the vote at any regular or special meeting of stockholders of the Corporation, the Corporation shall not:

          (a) amend, alter, modify or repeal any provision of this Certificate of Incorporation or the By-Laws of the Corporation in any manner which adversely affects the relative rights, preferences, qualifications, powers, limitations or restrictions of the Nonvoting Common Stock, or amend, alter, modify or repeal this Section 3.5;

          (b) increase or decrease the authorized number of shares of any class of capital stock of the Corporation or authorize, issue or otherwise create securities convertible into or exercisable for any shares of capital stock of the Corporation other than the shares of Class A, Class B, and Class C Preferred Stock and the Common Stock, and the Nonvoting Common Stock authorized hereunder;

           (c) voluntarily effect an exchange or reclassification of shares of Nonvoting Common Stock into shares of another class of capital stock of the Corporation; or

           (d) effect a merger or consolidation of the Corporation with another corporation, unless the certificate or articles of incorporation of the surviving corporation shall provide that the shares of the capital stock of such surviving corporation into which the shares of Nonvoting Stock hereunder shall be converted shall have the identical rights and privileges as the shares of capital stock of such surviving corporation into which the shares of Common Stock hereunder shall be converted, other than the voting rights in this Section 3.5 and the conversion and other rights in Section 3.6 below which shall not be adversely affected by such merger or consolidation.

           3.6 Conversion
               ----------

           (a) Right to Conversion. Subject to and upon compliance with the
               -------------------
provisions of this Section 6, any holder of shares of Nonvoting Common Stock shall be entitled at any time and from time to time to convert each share of Nonvoting Common Stock held by such holder into a share of Common Stock at the conversion rate of one share of Common Stock for one share of Nonvoting Common Stock.

           (b) Procedure. The conversion of any shares of Nonvoting Common Stock
               ---------
into shares of Common Stock, shall be effected by the holder of the shares of Nonvoting Common Stock to be converted surrendering the certificate therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the shares of Common Stock or at such other place as the Corporation is willing to accept such surrender accompanied by written notice to the Corporation at such office or other place that it elects to so convert and stating the number of shares of Nonvoting Common Stock being converted. Thereupon the Corporation shall promptly issue and deliver at such office or other place to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled, registered in the name of such holder or a designee of such holder as specified in such notice. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the shares to be converted in accordance with the procedure set forth in the first sentence of this Section 3(b), and the Person entitled to receive the share issuable upon such conversion shall be treated for all purposes as having become the record holder of such shares at such time. In the event of the conversion of less than all of the shares of Nonvoting Common Stock into shares of Common Stock evidenced by the certificate so surrendered, the Corporation shall execute and deliver to or upon the written order of such holder, without charge to such holder, a new certificate evidencing the shares of Nonvoting Common Stock not converted.

           (c) Reservation. The Corporation shall at all times reserve and keep
               -----------
available out of its authorized but unissued shares of Common Stock, or any shares of Common Stock held in its treasury, solely for the purpose of issue upon conversion of the share of Nonvoting Common Stock as provided herein, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Nonvoting Common Stock. The shares of Common Stock so issuable shall when so issued be duly and validly issued, fully paid and nonassessable.

           (d) Certain Legal Requirements. No person subject to the provisions
               --------------------------
of Regulation Y shall, and no such Person shall permit any of its Bank Holding Company Affiliates to, convert any shares of Nonvoting Common Stock held by it into shares of Common Stock, if after giving effect to such conversion, (i) such Person and its Bank Holding Company Affiliates would own more than 5% of the total issued and outstanding shares of Common Stock or (ii) such Person would Control the Corporation (and, for purposes of this clause (ii), a reasoned opinion of counsel to such Person (which is based on facts and circumstances deemed appropriate by such counsel) to the effect that such Person does not control the Corporation shall be conclusive).

IV. Definitions.
    -----------

           As used in this ARTICLE FOUR, the terms indicated below shall have the following respective meanings:

           "Affiliate", with respect to any Person, means any other Person
            ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, by contract or otherwise. Additionally, with respect to Wingate Partners,L.P. the term "Affiliate" for purposes of the definition of Change of Control shall be deemed to include James T. Callier, Jr., Frederick B. Hegi, Jr., Thomas W. Sturgess, James A.Johnson, Dennis J. Johnson, Sue Goddard, Wallace R. Hawley, Lee Walton, Bud Applebaum, Estate of Howard Beasley, Callier Buy-Out Partners, as defined in the Agreement of Limited Partnership of Wingate Partners, L.P., Peter J. Wodtke, and pension plans for the benefit of such individuals or entities.

           "Associated" means Associated Stationers, Inc., a Delaware
            ----------
corporation.

           "Bank Holding Company Affiliate" shall mean, with respect to any
            ------------------------------
Person subject to the provisions of Regulation Y,

(i) if such Person is a bank holding company, any company directly or indirectly controlled by such bank holding company, and (ii) otherwise, the bank holding company that controls such Person and any company (other than such Person) directly or indirectly controlled by such bank holding company.

           "Business Sale" means a transaction or a series of transactions,
            -------------
whether effected by sale or exchange of securities or assets, merger or consolidation, or otherwise, that results in the sale of the Corporation or its business to an Independent Third Party or group of Independent Third Parties, pursuant to which such Independent Third Party or group of Independent Third Parties would acquire (a) capital stock of the Corporation possessing the voting power under normal circumstances to elect a majority of the Board or (b) all or substantially all of the Corporation's assets determined on a consolidated basis.

           "Cash-Out Event" means the occurrence of a Business Sale, a Change in
            --------------
Control, a Qualified Public Offering or a Recapitalization. In the case of Class C Preferred Stock, "Cash-Out Event" shall also include the expiration of the
                    --------------
agreement between Associated and Affiliated Computer Services, Inc. providing for the furnishing of information systems services for Associated, or the early termination of such agreement for any reason other than termination of such agreement by Affiliated Computer Services, Inc.

           "Change in Control" means an occurrence by which Wingate Partners and
            ----------------
its Affiliates and Cumberland Capital Corporation and its Affiliates shall have collectively sold or otherwise disposed of and received the pecuniary benefit of 33-1/3% of the Common Stock legally or beneficially owned by them collectively as of January 31, 1992, subject to appropriate adjustment in the event of a stock split, reverse stock split or similar transaction and excluding any sales or other dispositions made by any of them to employees of the Corporation or of any of its Subsidiaries of up to 10% of such holdings.

           "Class A Exchange Notes" means the Class A Subordinated Exchange
            ----------------------
Notes which may be issued by the Corporation to the holders of the Class A Preferred Stock upon a redemption pursuant to Section 1.2(d). Such Class A Exchange Notes shall have a maturity date of July 31, 1999 and shall bear interest at the rate of 10% for interest paid in cash and 13% for interest paid in-kind in additional Class A Exchange Notes. Such interest shall be payable quarterly in arrears, either in cash or in-kind on the Preferred Dividend Payment Dates. Such Class A Exchange Notes will permit a required prepayment to the same amounts on the same dates as would have applied to an optional or mandatory redemption of the Class A Preferred Stock (assuming that the exchange pursuant to Section 1.2(d) had not occurred), shall not contain any financial covenants by, or other restrictive covenants (other than limitations imposed by senior debt and applicable law) on, the Corporation, and shall provide for an event of default only upon the Corporation's failure to make payments in accordance with its terms or upon a bankruptcy filing by or against the Corporation which filing is not dismissed within 60 days after filing. The payment of principal, interest, and premium (if any) will be subordinated to senior debt (to be defined as any obligation of the Corporation or its subsidiaries for borrowed money including the obligations under the Subordinated Note).

           "Class A Indenture" means an indenture for the Class A Exchange Notes
            -----------------
that qualifies under and is in compliance with the Trust Indenture Act to be entered into between the Corporation and a trustee acceptable to the Corporation and a majority of the holders of Class A Exchange Notes and containing such terms and provisions as are approved by the Board of Directors of the Corporation.

           "Class B and Class C Exchange Notes" means the Class B Subordinated
            ----------------------------------
Exchange Notes and the Class C Subordinated Exchange Notes which may be issued by the Corporation to the holders of the Class B or Class C Preferred Stock, as applicable, upon a redemption pursuant to Section 2.3(d). Class B Exchange Notes shall have a maturity date of July 31, 1999. The Class C Exchange Notes shall have a maturity date of January 31, 2002, with payments to be made thereon in four equal (as nearly as practicable) installments of principal on April 30, 2001, July 31, 2001, October 31, 2001, and January 31, 2002. Both Class B and Class C Exchange Notes shall bear interest at the rate of 11% for interest paid in cash and 12% for interest paid in-kind in additional Class B or Class C Exchange Notes, as applicable. Such interest shall be payable quarterly in arrears, either in cash or in-kind as would have applied to the Class B and Class C Preferred Stock Dividend on the Preferred Dividend Payment Dates. Such Notes will permit or require prepayments in the same amounts and at the same dates as would have applied to an optional or mandatory redemption of the Class B and Class C Preferred Stock (assuming that the exchange pursuant to Section 2.3(d) had not occurred), shall not contain any financial covenants by, or other restrictive covenants (other than limitations imposed by senior debt and applicable law) on, the Corporation, and shall provide for an event of default only upon the Corporation's failure to make payments in accordance with its terms or upon a bankruptcy filing by or against the Corporation, which filing is not dismissed within 60 days after filing. The payment of principal, interest, and premium (if any) will be subordinated to senior debt (to be defined as any obligation of the Corporation for borrowed money including the obligations under the Subordinated Note) and payments in respect of Class A Exchange Notes.

           "Class B Indenture" means an indenture for the Class B Exchange Notes
            -----------------
that qualifies under and is in compliance with the Trust Indenture Act to be entered into between the Corporation and a trustee acceptable to the Corporation and a majority of the holders of Class B Exchange Notes and containing such terms and provisions as are approved by the Board of Directors of the Corporation.

           "Class A Preferred Dividend Rate" means a rate of 10% per annum,
            -------------------------------
computed on the basis of a 360-day year and twelve 30-day months, to be applied to the Dividend Base for the Class A Preferred Stock as from time to time adjusted; provided that in the event of and during continuance of a failure by the Corporation to pay in cash a dividend on the Class A Preferred Stock on any Preferred Dividend Payment Date or to make any redemption payment when due, the dividend rate shall be increased to 13% per annum, and shall remain at said rate until such failure is cured, such increase to be effective retroactive to the first day of the accrual period for which the dividend was not paid.

           "Class A, Class B, and Class C Preferred Liquidation Value" of any
            ---------------------------------------------------------
share of Class A, Class B or Class C Preferred Stock means as of any particular date an amount equal to the sum of $1,000 plus the aggregate of accrued and unpaid dividends on such share to such date, subject to appropriate adjustment in the event of a stock split, reverse stock split or similar transaction.

           "Class B or Class C Preferred Dividend Rate" means a rate of 9% per
            ------------------------------------------
annum computed on the basis of a 360-day year and twelve 30-day months, to be applied to the Dividend Base for the Class B or Class C Preferred Stock as from time to time adjusted; provided that in the event of and during continuance of a failure by the Corporation to pay in cash a dividend on the Class B or Class C Preferred Stock on any Preferred Dividend Payment Date or to make any redemption payment when due, the dividend rate shall be increased to 10% per annum, and shall remain at said rate until such failure is cured, such increase to be effective retroactive to the first day of the accrual period for which the dividend was not paid.

           "Class C Indenture" means an indenture for the Class C Exchange Notes
            -----------------
that qualifies under and is in compliance with the Trust Indenture Act to be entered into between the Corporation and a trustee acceptable to the Corporation and a majority of the holders of Class C Exchange Notes and containing such terms and provisions as are approved by the Board of Directors of the Corporation.

           "Control" (including, with its correlative meanings, "controlled by"
            -------                                              -------------
and "under common control with") shall mean, with
     -------------------------
respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Debt Agreements" means the Credit Agreement dated as of January 31,
           ---------------
1992 among Associated, the Corporation, The Chase Manhattan Bank (National Association), as Agent, and the lenders which become parties thereto, and the notes and other documents and instruments executed and delivered in connection therewith, as said agreement and notes and other documents and instruments may from time to time be amended or supplemented, and any agreements evidencing any renewal, extension, refinancing, refunding or replacement thereof.

          "Dividend Base" of any share of Class A, Class B or Class C Preferred
           -------------
Stock means $1,000, subject to appropriate adjustment in the event of a stock split, reverse stock split or similar transaction.

          "Independent Third Party" means any person who, immediately prior to
           -----------------------
the contemplated transaction, does not own in excess of 5% of the Common Stock on a fully diluted and converted basis (a "5% Owner"), who is not controlling,
                                           --------
controlled by or under common control with the Corporation or any such 5% Owner and who is not the spouse or descendant (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other persons.

          "Junior Shares" means with respect to the priority of any class or
           -------------
series of Preferred Stock, shares of Common Stock or shares of any other series or class of Preferred Stock of the Corporation which are designated as junior to such series in this Certificate of Incorporation or any amendment thereto, or in the resolution designating the class or series of such Preferred Stock and any warrants, options or other rights to acquire or purchase such securities. The shares of Class B and Class C Preferred Stock are Junior Shares in relation to the Class A Preferred Stock. Any shares of Additional Preferred Stock, regardless of designation, shall be deemed Junior Shares in relation to the Class A, Class B and Class C Preferred Stock.

          "Liquidation Date" means as to any series of Preferred Stock, the
           ----------------
first date on which the assets of the Corporation are distributed to the holders of such series of Preferred Stock in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

          "Marketable Securities" shall mean Common Stock or common stock or
           ---------------------
other securities of any corporation that is the successor to substantially all of the business or assets of the Corporation or the ultimate parent of such successor which is (or will, upon distribution thereof, be) listed in the New York Stock Exchange, the American Stock Exchange or approved for quotation on the NASDAQ National Market System.

          "Person" means an individual, partnership, association, joint
           ------
venture, corporation, business, trust, estate, unincorporated organization or government or any department, agency or subdivision thereof.

          "Preferred Dividend Payment Date" shall mean each April 30, July 31,
           -------------------------------
October 31 and January 31, or the next business day following each such date of any year commencing with the initial payment date of April 30, 1992.

          "Qualified Public Offering" means a sale in a public offering or
           -------------------------
series of public offerings, registered under the Securities Act of Common
Stock; provided, however, that such offering or series of offerings shall not be
       --------
deemed to be a Qualified Public Offering unless such offering or offerings shall
                                         ------
have resulted in (A)(i) public ownership of not less than 20% of the Common Stock of the Corporation on a fully-diluted basis (which such shares of Common Stock are listed upon the New York Stock Exchange, the American Stock Exchange or are approved for quotation on the NASDAQ National Market System), and (ii) such offering or offerings shall have resulted in receipt by the Corporation of aggregate cash proceeds (after deduction of underwriter discounts and the costs associated with such offering or offerings) of at least $37.5 million, or (B) the holders of Common Stock of the Corporation receive, as a result of such offering or offerings, cash, Marketable Securities or a combination thereof valued at not less than $1 million.

          "Recapitalization" means a recapitalization of the Corporation
           ----------------
pursuant to which the holders of Common Stock of the Corporation receive cash, securities (other than shares junior to the Class B or Class C Preferred Stock), property or other assets and such consideration is valued at not less than $1 million.

          "Redemption Date" as to any share of Class A, Class B or Class C
           ---------------
Preferred Stock means the date specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided that no such date will be a Redemption Date
                         --------
unless the applicable Redemption Price is actually paid or has been set aside for payment to such stockholder in full as of such date, and if not so paid or set aside for payment to such stockholder in full, the Redemption Date will be the date on which such Redemption Price is fully paid.

          "Redemption Price" of any share of Class A, Class B or Class C
           ----------------
Preferred Stock means as of the Redemption Date an amount equal to the sum of $1000 plus the aggregate of accrued and unpaid dividends on such share to such date, subject to appropriate adjustment in the event of a stock split, reverse stock split or similar transaction.

          "Regulation Y" shall mean Regulation 7 promulgated by the Board of
           ------------
Governors of the Federal Reserve system (12 C.F.R. (S) 225) or any successor regulation.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Subordinated Note" means, until January 31, 1994, the form of the
           -----------------
Junior Subordinated Note attached as an Exhibit to the Transition Services Agreement which may be issued to Boise Cascade Corporation by Associated pursuant thereto, and thereafter such Junior Subordinated Note as and to the extent so issued.

          "Subsidiary" means any corporation, a majority (by number of votes) of
           ----------
the voting securities of which shall, at the time as of which any determination is being made, be owned by the Corporation, directly or indirectly through one or more Subsidiaries.

          "Transition Services Agreement" means the Transition Services
           -----------------------------
Agreement dated as of January 31, 1992, among the Corporation, Associated, Boise Cascade Office Products Corporation, and Boise Cascade Corporation, as such agreement may from time to time be amended.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended, the rules and regulations promulgated thereunder, and any successor legislation thereto.


                                 ARTICLE FIVE
                                 ------------

     The Board of Directors of the Corporation is hereby expressly authorized to the full extent now or hereafter permitted by the laws of the State of Delaware, at any time and from time to time to provide for the issuance of some or all of the Additional Preferred Stock in one or more classes or series of a class, with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors. Before the Corporation shall issue any Additional Preferred Stock of any classes or series of a class, the Board of Directors shall adopt a resolution or resolutions fixing the voting powers, designations, preferences and rights of such series, and the qualifications, limitations or restrictions thereof, and the number of shares of Additional Preferred Stock of such series, and appropriate documents shall be executed and filed as required by law.


                                  ARTICLE SIX
                                  -----------

     The name and address of the Incorporator are as follows:

     Name                            Address
     ----                            -------

     Suzanne L. Saxman               c/o D'Ancona & Pflaum
                                     30 N. LaSalle Street
                                     Suite 2900
                                     Chicago, IL 60602


                                 ARTICLE SEVEN
                                 -------------

     The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer , partner, venturer, proprietor, trustee (including voting trustee), employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust (including voting trust), employee benefit plan, or other enterprise, to the fullest extent permitted under the Delaware General Corporation Law, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this ARTICLE SEVEN is in effect. Any repeal or amendment of this ARTICLE SEVEN shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this ARTICLE SEVEN. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Delaware General Corporation Law, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Delaware General Corporation Law, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any stature, by-law, resolution of stockholders or directors, agreement, or otherwise,

     The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

     As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

                                 ARTICLE EIGHT
                                 -------------

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this ARTICLE EIGHT by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act of omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this ARTICLE EIGHT, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law applicable to the Corporation hereafter enacted, including without limitation any subsequent amendment to the Delaware General Corporation Law.

                                 ARTICLE NINE
                                 ------------

     The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

          (1) The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the bylaws. Election of directors need not be by ballot unless the bylaws so provide.

          (2) The Board of Directors shall have power, subject to the other provisions of this Certificate, without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the bylaws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens and all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

          (3) No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

           (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate, and to any bylaws from time to time made by the stockholders; provided, however, that no bylaws so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

                                  ARTICLE TEN
                                  -----------

      The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of Delaware.

                                ARTICLE ELEVEN
                                --------------

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

      IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 1992.



                                                 -----------------------------
                                                 Suzanne L. Saxman

                          Annex 5 - Joinder Agreement

                                                                   Annex 5
                                                                      to
                                                               Warrant Agreement

                               JOINDER AGREEMENT

          JOINDER AGREEMENT, dated the date set forth below, between ASSOCIATED HOLDINGS, INC., a Delaware corporation ("Issuer") and the undersigned
                                         ------
stockholders of Issuer.

          A. Reference is made to that certain Warrant Agreement dated as of January 31, 1992 (as modified and supplemented and in effect from time to time, the "Warrant Agreement"), among Issuer and Chase Manhattan Investment Holdings,
     -----------------
Inc. a Delaware corporation and, for certain purposes, Associated Stationers, Inc. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Warrant Agreement.

          [B. Section 9.01(c) of the Warrant Agreement requires that Wingate Partners, L.P., ASI Partners, L.P., Cumberland Capital Corporation, Good Capital Co., Inc. and Boise Cascade Corporation execute and deliver to Issuer and each Holder this Joinder Agreement.]

          [B. Section 9.01(d) of the Warrant Agreement requires that certain transferees of shares of Common Stock execute and deliver to Issuer and each Holder this Joinder Agreement.]

          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that:

          1. The undersigned [: (a) is delivering this Joinder Agreement pursuant to Section 9.01(c) of the Warrant Agreement]; and (b) acknowledges
            ---------------
receipt of a copy of the Warrant Agreement.

          2. The undersigned hereby agrees: (a) to be bound by the provisions of Sections 9 and 10 of the Warrant Agreement and of Section 5 of Registration Rights Agreement; (b) to be bound by the covenants in the Warrant Agreement applicable to it; and (c) to be treated as a Stockholder for all purposes thereof.

          [3. In the case of the Persons delivering this Joinder Agreement pursuant to Section 9.01(c): The undersigned hereby agree to be bound by the provisions of Section 12.06 of the Warrant Agreement.]


                               Joinder Agreement
                               -----------------

          IN WITNESS WHEREOF, the undersigned has signed this Joinder Agreement on the date set forth below.


Date:
     ----------------------------            -----------------------------------

                                             [Description of transferred
                                              securities, name of
transferor,
                                              and date of transfer:

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             ----------------------------------]


Acknowledged and Agreed to
  as of the date written
  above:

ASSOCIATED HOLDINGS, INC.

By:
   --------------------------------
   Name:
   Title:






                               Joinder Agreement
                               -----------------